File No. 002-89328
                                                              File No. 811-03957
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
                     Post-Effective Amendment No.   32                 [X]
                                                 ----------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
                     Post-Effective Amendment No.   31                 [X]
                                                 ----------

                        (Check appropriate box or boxes)

                      VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

                Amy J. Lee
                Associate General Counsel and Vice President
                Security Benefit Corporation
                One Security Benefit Place
                Topeka, KS 66636-0001
                (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering:  May 1, 2008

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485
[X]   on May 1,  2008, pursuant to paragraph (b) of Rule 485
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]   on May 1, 2008, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

                                                     SECURITY BENEFIT
                                                     Security Distributors, Inc.

PROSPECTUS
VARIFLEX  VARIABLE ANNUITY

                                                                     May 1, 2008




                                      Important  Privacy  Notice  Included
                                                 See Back Cover

--------------------------------------------------------------------------------
                           VARIFLEX VARIABLE ANNUITY

            ISSUED BY:                              MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY  SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
1-800-888-2461
--------------------------------------------------------------------------------

     This Prospectus describes the Variflex Variable Annuity - a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals and groups as a non-tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

     You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:1

-  AIM V.I. Basic Value                             -  PIMCO VIT Real Return

-  AIM V.I. Capital Development                     -  Royce Micro-Cap

-  AIM V.I. Global Health Care                      -  Rydex VT Sector Rotation

-  AIM V.I. Global Real Estate                      -  SBL Alpha Opportunity

-  AIM V.I. International Growth                    -  SBL Diversified Income

-  AIM V.I. Mid Cap Core Equity                     -  SBL Enhanced Index

-  American Century VP Ultra(R)                     -  SBL Equity

-  American Century VP Value                        -  SBL Equity Income

-  Dreyfus IP Technology Growth                     -  SBL Global

-  Dreyfus VIF International Value                  -  SBL High Yield

-  Legg Mason Partners Variable Aggressive Growth   -  SBL Large Cap Value

-  Legg Mason Partners Variable Small Cap Growth    -  SBL Managed Asset Allocation

-  MFS(R) VIT Research International                -  SBL Mid Cap Growth

-  MFS(R) VIT Total Return                          -  SBL Mid Cap Value

-  MFS(R) VIT Utilities                             -  SBL Money Market

-  Neuberger Berman AMT Socially Responsive         -  SBL Select 25

-  Oppenheimer Main Street Small Cap Fund(R)/VA     -  SBL Small Cap Growth

-  PIMCO VIT All Asset                              -  SBL Small Cap Value

-  PIMCO VIT Commodity-RealReturn Strategy          -  Van Kampen LIT Comstock

-  PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)      -  Van Kampen LIT Government

-  PIMCO VIT Low Duration                           -  Van Kampen UIF Equity and Income

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.
     Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
     When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Options."
     You may return a Contract according to the terms of its Free-Look Right. See "Free-Look Right."

--------------------------------------------------------------------------------
     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.
     THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE:  MAY 1, 2008
--------------------------------------------------------------------------------

     This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2008, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 11 of this Prospectus.

     The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

                               TABLE OF CONTENTS

                                                                               Page
DEFINITIONS  ...............................................................      4

SUMMARY  ...................................................................      5
   Purpose of the Contract .................................................      5
   The Separate Account and the Underlying Funds  ..........................      5
   Fixed Account  ..........................................................      5
   Purchase Payments  ......................................................      5
   Contract Benefits  ......................................................      6
   Free-Look Right   .......................................................      6
   Charges and Deductions ..................................................      6
   Tax-Free Exchanges  .....................................................      7
   Contacting the Company  .................................................      7

EXPENSE TABLE  .............................................................      8
   Contract Owner Transaction Expenses  ....................................      8
   Periodic Expenses  ......................................................      8
   Example  ................................................................      8

CONDENSED FINANCIAL INFORMATION  ...........................................      9

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS    15
   Security Benefit Life Insurance Company  ................................     15
   Published Ratings  ......................................................     15
   Separate Account  .......................................................     15
   Underlying Funds  .......................................................     15

THE CONTRACT  ..............................................................     17
   General   ...............................................................     17
   Types of Variflex Contracts  ............................................     17
   Application for a Contract  .............................................     18
   Purchase Payments  ......................................................     18
   Allocation of Purchase Payments  ........................................     18
   Dollar Cost Averaging Option  ...........................................     19
   Asset Reallocation Option  ..............................................     19
   Transfers of Contract Value  ............................................     20
   Contract Value  .........................................................     22
   Determination of Contract Value .........................................     22
   Cut-Off Times  ..........................................................     23
   Full and Partial Withdrawals  ...........................................     23
   Systematic Withdrawals  .................................................     24
   Free-Look Right  ........................................................     25
   Death Benefit  ..........................................................     25
   Distribution Requirements  ..............................................     26
   Death of the Annuitant  .................................................     26

CHARGES AND DEDUCTIONS .....................................................     26
   Contingent Deferred Sales Charge  .......................................     26
   Withdrawal Charge for Certain Texas Participants  .......................     27
   Waiver of Withdrawal Charge  ............................................     27
   Mortality and Expense Risk Charge  ......................................     27
   Account Administration Charge  ..........................................     28
   Premium Tax Charge  .....................................................     28
   Loan Interest Charge  ...................................................     28
   Other Charges  ..........................................................     28
   Variations in Charges  ..................................................     28
   Guarantee of Certain Charges  ...........................................     29
   Underlying Fund Expenses  ...............................................     29

ANNUITY PERIOD .............................................................     29
   General  ................................................................     29
   Annuity Options  ........................................................     30
   Selection of an Option  .................................................     31

THE FIXED ACCOUNT  .........................................................     31
   Interest  ...............................................................     31
   Death Benefit  ..........................................................     32
   Contract Charges  .......................................................     32
   Transfers and Withdrawals from the Fixed Account ........................     32
   Payments from the Fixed Account  ........................................     32

MORE ABOUT THE CONTRACT   ..................................................     33
   Ownership  ..............................................................     33
   Designation and Change of Beneficiary  ..................................     33
   Dividends  ..............................................................     33
   Payments from the Separate Account  .....................................     33
   Proof of Age and Survival  ..............................................     33
   Misstatements ...........................................................     33
   Loans  ..................................................................     33
   Restrictions on Withdrawals from Qualified Plans  .......................     35
   Restrictions Under the Texas
     Optional Retirement Program  ..........................................     35

FEDERAL TAX MATTERS  .......................................................     35
   Introduction   ..........................................................     35
   Tax Status of Security Benefit and the Separate Account   ...............     36
   Income Taxation of Annuities in General-Non-Qualified Plans  ............     36
   Additional Considerations  ..............................................     37
   Qualified Plans .........................................................     38
   Other Tax Considerations ................................................     43

OTHER INFORMATION ..........................................................     43
   Voting of Underlying Fund Shares ........................................     43
   Substitution of Investments .............................................     44
   Changes to Comply with Law and Amendments ...............................     44
   Reports to Owners .......................................................     44
   Electronic Privileges ...................................................     45
   State Variations ........................................................     45
   Legal Proceedings .......................................................     45
   Sale of the Contract ....................................................     45
   Legal Matters ...........................................................     47

PERFORMANCE INFORMATION ....................................................     47

ADDITIONAL INFORMATION .....................................................     48
   Registration Statement ..................................................     48
   Financial Statements ....................................................     48

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION ..................     48

OBJECTIVES FOR UNDERLYING FUND .............................................     49

APPENDIX A - IRA Disclosure Statement
APPENDIX B - Roth IRA Disclosure Statement
APPENDIX C - Simple IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
--------------------------------------------------------------------------------

DEFINITIONS

     Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION PERIOD - The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

     ACCUMULATION UNIT - A unit of measure used to calculate Contract Value.

     ADMINISTRATIVE OFFICE - The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

     ANNUITANT - The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY - A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.

     ANNUITY COMMENCEMENT DATE - The date when annuity payments are to begin.

     ANNUITY OPTIONS - Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD - The period beginning on the Annuity Commencement Date during which annuity payments are made.

     CONTRACT - Your individual Contract issued to you by the Company or your certificate under a Group Contract.

     CONTRACT DATE - The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

     CONTRACT DEBT - The unpaid loan balance including loan interest.

     CONTRACTOWNER OR OWNER - The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. The term "Contractowner" or "Owner" is used in this Prospectus to refer to the Owner of an individual Contract or Participant under a Group Contract.

     CONTRACT VALUE - The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     CONTRACT YEAR - Each twelve-month period measured from the Contract Date.

     DESIGNATED BENEFICIARY - The Designated Bene-ficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: The Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Annuitant's estate.

     FIXED ACCOUNT - An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

     GENERAL ACCOUNT - All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

     GROUP CONTRACT - A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant's interest in the Group Contract is maintained by the Company.

     GROUP UNALLOCATED CONTRACT - A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.

     GUARANTEED RATE - The minimum interest rate earned on the Fixed Account, which accrues daily at an annual effective rate of 3% based upon the state in which the Contract is issued and the requirements of that state.

     HOSPITAL - An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

     PARTICIPANT - A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.

     PURCHASE PAYMENT - An amount paid to the Company as consideration for the Contract.

     QUALIFIED SKILLED NURSING FACILITY - A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

     SEPARATE ACCOUNT - Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

     SUBACCOUNT - A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

     TERMINAL ILLNESS - An incurable condition that with a degree of medical certainty will result in death within one year.

     UNDERLYING FUND - A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

     VALUATION DATE - Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     VALUATION PERIOD - A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     VARIFLEX CONTRACT-401(K) AND 408(K) - A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the code are noted where appropriate.

     WITHDRAWAL VALUE - The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

SUMMARY

     This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and also described in the Contract.

PURPOSE OF THE CONTRACT - The flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

     You may purchase the Contract as a non-tax qualified retirement plan for an individual or group ("Non-Qualified Plan"). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS - The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund.
You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT - You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS - The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for a single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25.

Subsequent Purchase Payments are not permitted for a single purchase payment immediate annuity. See "Purchase Payments."

CONTRACT BENEFITS - You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

     At any time before the Annuity Commencement Date, you may surrender a Contract for its Withdrawal Value, and you may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

     The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Commencement Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT - You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances where it is required to do so.

CHARGES AND DEDUCTIONS - The Company does not deduct sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.

     CONTINGENT DEFERRED SALES CHARGE. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The amount of the withdrawal charge depends on the Contract Year in which the withdrawal is made. We will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that your withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge does not apply to withdrawals of earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made, according to the following schedule:

                   WITHDRAWAL CHARGE
             ------------------------------
CONTRACT        THE       VARIFLEXCONTRACT-
  YEAR        CONTRACT    401(K)AND 408(K)
-------------------------------------------
    1             8%               8%
    2             7%               8%
    3             6%               8%
    4             5%               8%
    5             4%               7%
    6             3%               6%
    7             2%               5%
    8             1%               4%
9 and later       0%               0%

     The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds;
(2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). Subject to insurance department approval, the Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more.

     A different withdrawal charge schedule applies if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code). See "Withdrawal Charge for Certain Texas Participants."

     MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. See "Mortality and Expense Risk Charge."

     ACCOUNT ADMINISTRATION CHARGE. The Company will deduct from your Contract Value an annual administration charge of $30. The administration charge for the Variflex Contract - 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. The Company does not assess the account administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See "Account Administration Charge."


     PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to your Contract. This charge will usually be deducted on the Annuity Commencement Date or upon full withdrawal if a premium tax was incurred by the Company and is not refundable.

Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


     LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

     OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the prospectus for each Underlying Fund.

     The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES - You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY - You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

EXPENSE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See
"Mortality and Expense Risk Charge."
  Sales Load on Purchase Payments                                                                   None
--------------------------------------------------------------------------------------------------------
  Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)     8%(1)
--------------------------------------------------------------------------------------------------------
  Transfer Fee (per transfer)                                                                       None
--------------------------------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------------------------------
  Account Administration Charge                                                                   $ 30(2)
--------------------------------------------------------------------------------------------------------
  Net Loan Interest Charge(3)                                                                       2.5%
--------------------------------------------------------------------------------------------------------
  Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
--------------------------------------------------------------------------------------------------------
    Annual Mortality and Expense Risk Charge                                                        1.20%
--------------------------------------------------------------------------------------------------------
    Total Separate Account Annual Expenses                                                          1.20%
--------------------------------------------------------------------------------------------------------

1 The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year 9 and later. The contingent deferred sales charge schedule is different for the Variflex Contract - 401(k) and 408(k)and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See "Contingent Deferred Sales Charge" and "Withdrawal Charge for Certain Texas Participants" for more information.

2 The account administration charge for the Variflex Contract - 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value.

3 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5%,or the Guaranteed Rate plus 2.0% if your Contract was issued on or afterJanuary 4,
   1999) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.

                          MINIMUM   MAXIMUM
                         --------  ---------
Total Annual Underlying
Fund Operating
Expenses(1)               0.65%       2.50%
                         --------  ---------

1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2007, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2007.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                              1       3       5      10
VARIFLEX CONTRACT            YEAR   YEARS   YEARS   YEARS
                            ------  ------  ------  ------
If you surrender your
Contract at the end of the
applicable time period      $1,106  $1,714  $2,333  $4,026
                            ------  ------  ------  ------
If you do not surrender or
you annuitize your Contract    381   1,157   1,952   4,026
                            ------  ------  ------  ------

VARIFLEX CONTRACT -            1       3       5      10
401(K) AND 408(K)             YEAR   YEARS   YEARS   YEARS
                             ------  ------  ------  ------
If you surrender your
 Contract at the end of      $1,106  $1,900  $2,618  $4,026
                             ------  ------  ------  ------
the applicable time period
If you do not surrender or
you annuitize your Contract     381   1,157   1,952   4,026
                             ------  ------  ------  ------

CONDENSED FINANCIAL INFORMATION
The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------
                                 2007  $    12.22  $ 12.23         865,967  $       12.22  $    12.23         348,864
                              -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. Basic Value             2006       10.95    12.22         354,504          10.95       12.22          49,584
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.51    10.95         258,189          10.51       10.95          27,514
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.51         269,260          10.00       10.51          69,442
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. Capital                 2007       11.91    13.01       1,873,089          11.91       13.01         793,199
Development                   -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       10.37    11.91         705,579          10.37       11.91         334,552
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.37             511          10.00       10.37             295
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.17    12.34         200,177          11.17       12.34          27,699
                              -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. Global Health Care      2006       10.74    11.17         154,651          10.74       11.17          18,071
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.05    10.74         185,035          10.05       10.74          16,108
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.05          68,263          10.00       10.05           7,379
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       20.13    18.78         581,098          20.13       18.78          98,592
                              -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. Global Real Estate      2006       14.29    20.13       1,003,006          14.29       20.13         129,919
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       12.66    14.29         693,388          12.66       14.29          58,409
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    12.66         695,288          10.00       12.66         303,996
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. International           2007       13.54    15.31       1,116,749          13.54       15.31         235,784
Growth                        -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       10.72    13.54         509,642          10.72       13.54         111,063
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.72          15,987          10.00       10.72             871
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       12.50    13.49         359,827          12.50       13.49          60,303
                              -------  ----------  -------  --------------  -------------  ----------  --------------
AIM V.I. Mid Cap Core            2006       11.40    12.50         154,598          11.40       12.50          27,212
Equity                        -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.75    11.40         279,397          10.75       11.40          23,218
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.75         308,734          10.00       10.75          30,239
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
American Century VP              2007       10.03    11.97         446,412          10.03       11.97         113,121
Ultra(R)                      -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       10.51    10.03         252,782          10.51       10.03          71,260
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.43    10.51         443,620          10.43       10.51         132,210
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.43         159,334          10.00       10.43         112,311
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       13.19    12.34         464,316          13.19       12.34         320,720
                              -------  ----------  -------  --------------  -------------  ----------  --------------
American Century VP              2006       11.27    13.19         613,552          11.27       13.19         294,359
Value                         -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.88    11.27         487,177          10.88       11.27         226,828
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.88         460,200          10.00       10.88          79,502
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       10.51    11.88         348,413          10.51       11.88         155,358
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Dreyfus IP Technology            2006       10.22    10.51          36,823          10.22       10.51           3,471
Growth                        -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.22          12,685          10.00       10.22           4,078
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       15.14    15.54         663,247          15.14       15.54         256,541
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Dreyfus VIF International        2006       12.52    15.14         965,830          12.52       15.14         250,539
Value                         -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       11.35    12.52         842,491          11.35       12.52         165,641
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    11.35         622,344          10.00       11.35         108,148
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.10    11.00         160,744          11.10       11.00          93,182
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Legg Mason Partners              2006       10.14    11.10         175,481          10.14       11.10          20,657
Variable Aggressive Growth    -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.14           2,378          10.00       10.14             220
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.35    12.31          36,270          11.35       12.31           6,776
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Legg Mason Partners              2006       10.25    11.35          32,779          10.25       11.35           5,645
Variable Small Cap Growth     -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.25           2,403          10.00       10.25              76
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------


                                        9

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------

                                 2007       13.08    14.53         407,050          13.08       14.53          71,631
MFS(R) VIT Research           -------  ----------  -------  --------------  -------------  ----------  --------------
International                    2006       10.57    13.08         212,462          10.57       13.08          56,079
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.57          12,502          10.00       10.57           1,417
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.13    11.43         338,494          11.13       11.43         126,924
                              -------  ----------  -------  --------------  -------------  ----------  --------------
MFS(R) VIT Total Return          2006       10.09    11.13         534,518          10.09       11.13          40,999
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.09         187,462          10.00       10.09           5,873
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       13.50    17.02       1,550,164          13.50       17.02         156,249
                              -------  ----------  -------  --------------  -------------  ----------  --------------
MFS(R) VIT Utilities             2006       10.44    13.50         446,038          10.44       13.50          33,334
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.44           2,596          10.00       10.44              92
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
Neuberger Berman AMT             2007       16.55    17.56       3,938,750          16.55       17.56          83,346
Socially Responsive           -------  ----------  -------  --------------  -------------  ----------  --------------
                              2006(e)       10.00    16.55       4,465,083          10.00       16.55          78,109
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005        8.50     8.85       3,227,379           8.50        8.85          54,134
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004        7.91     8.50       3,315,847           7.91        8.50          25,820
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Oppenheimer Main Street          2003        6.34     7.91       2,639,711           6.34        7.91         460,928
Growth and Income(R) (f)      -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002        7.95     6.34       2,277,964           7.95        6.34         444,894
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001        8.95     7.95       1,812,239           8.95        7.95         426,747
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2000(b)       10.00     8.95          28,963          10.00        8.95       1,268,805
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       13.57    13.22         289,071          13.57       13.22          46,163
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Oppenheimer Main Street          2006       11.98    13.57         360,094          11.98       13.57          43,229
Small Cap                     -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       11.05    11.98         244,139          11.05       11.98          38,478
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    11.05         147,853          10.00       11.05          73,030
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.67    12.49         315,568          11.67       12.49         107,803
                              -------  ----------  -------  --------------  -------------  ----------  --------------
PIMCO VIT All Asset              2006       11.28    11.67         406,687          11.28       11.67         102,217
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.75    11.28         435,680          10.75       11.28         155,149
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.75         200,137          10.00       10.75          28,966
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
PIMCO VIT                        2007        9.92    12.08          93,121           9.92       12.08          16,879
CommodityRealReturn           -------  ----------  -------  --------------  -------------  ----------  --------------
Strategy                         2006       10.36     9.92          46,813          10.36        9.92          16,744
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.36           5,967          10.00       10.36           2,322
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
PIMCO VIT Foreign Bond           2007       10.26    10.50         131,577          10.26       10.50          90,654
(U.S. Dollar-Hedged)          -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       10.16    10.26          83,154          10.16       10.26          74,330
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.16          35,556          10.00       10.16           2,594
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       10.27    10.89         305,717          10.27       10.89          83,189
                              -------  ----------  -------  --------------  -------------  ----------  --------------
PIMCO VIT Low Duration           2006       10.00    10.27         382,270          10.00       10.27          74,334
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.02    10.00         269,255          10.02       10.00         143,310
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.02         141,185          10.00       10.02          21,044
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       10.59    11.58       1,173,579          10.59       11.58         307,874
                              -------  ----------  -------  --------------  -------------  ----------  --------------
PIMCO VIT Real Return            2006       10.64    10.59       1,154,030          10.64       10.59         238,481
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.55    10.64       1,156,331          10.55       10.64         281,589
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.55         259,343          10.00       10.55          72,024
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       12.47    12.81         356,104          12.47       12.81          77,904
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Royce Micro-Cap                  2006       10.43    12.47         318,875          10.43       12.47          85,508
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.43          14,100          10.00       10.43             972
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       12.70    15.40         619,065          12.70       15.40         130,959
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       11.54    12.70         328,330          11.54       12.70          57,738
Rydex VT Sector Rotation      -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.27    11.54         310,085          10.27       11.54          64,754
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.27          74,357          10.00       10.27          10,893
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------


                                       10

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------

                                 2007       12.68    14.80         853,473          12.68       14.80         276,575
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Alpha Opportunity            2006       11.34    12.68         633,432          11.34       12.68         210,028
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       10.76    11.34         619,169          10.76       11.34         105,378
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2004(c)       10.00    10.76         329,967          10.00       10.76          43,658
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       31.67    32.20       1,371,039          31.64       32.17         450,338
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       30.88    31.67       1,577,746          30.85       31.64         494,082
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       30.68    30.88       1,851,415          30.66       30.85         587,045
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       29.91    30.68       2,009,015          29.89       30.66         684,927
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Diversified Income           2003       29.34    29.91       2,316,329          29.31       29.89         784,884
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       27.17    29.34       3,024,466          27.15       29.31       1,017,325
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       25.66    27.17       2,412,919          25.64       27.15         896,039
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       23.92    25.66       2,354,855          23.90       25.64       1,003,346
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       25.16    23.92       3,698,583          25.14       23.90       1,121,142
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       23.58    25.16       3,419,362          23.56       25.14       1,321,999
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       10.50    10.47       3,753,006          10.50       10.47         276,792
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006        9.19    10.50       4,503,135           9.19       10.50         267,978
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005        8.86     9.19       2,348,409           8.86        9.19         165,221
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004        8.16     8.86       2,374,433           8.16        8.86         122,470
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Enhanced Index               2003        6.47     8.16       2,060,281           6.47        8.16         291,692
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002        8.50     6.47       2,027,920           8.50        6.47         311,638
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001        9.88     8.50       1,925,639           9.88        8.50         302,681
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       11.14     9.88          53,493          11.14        9.88       2,181,834
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              1999(a)       10.00    11.14         564,455          10.00       11.14         148,669
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       64.17    60.31       3,723,131          64.15       60.31         782,502
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       57.53    64.17       4,578,750          57.51       64.15         962,010
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       55.81    57.53       5,503,099          55.79       57.51       1,116,345
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       52.39    55.81       6,452,722          52.37       55.79       1,306,127
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Equity                       2003       43.58    52.39       7,199,724          43.56       52.37       1,418,235
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       58.11    43.58       8,030,694          58.09       43.56       1,595,994
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       66.40    58.11       9,088,299          66.37       58.09       1,816,980
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       77.04    66.40      10,078,355          77.00       66.37       2,036,358
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       72.11    77.04      12,075,377          72.07       77.00       2,537,119
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       58.19    72.11      11,996,953          58.17       72.07       2,665,560
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       30.85    31.33       4,375,001          30.84       31.32         655,468
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       26.28    30.85       4,740,608          26.27       30.84         710,268
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       25.63    26.28       5,032,180          25.63       26.27         784,376
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       22.67    25.63       5,039,891          22.67       25.63         882,705
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Equity Income                2003       18.32    22.67       4,668,349          18.32       22.67         871,490
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       21.42    18.32       4,690,891          21.42       18.32         970,790
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       21.40    21.42       4,369,075          21.39       21.42       1,080,433
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       19.19    21.40       4,034,469          19.18       21.39       1,046,838
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       18.83    19.19       5,492,102          18.83       19.18       1,379,765
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       17.49    18.83       5,369,499          17.48       18.83       1,427,599
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------


                                       11

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------

                                 2007       40.27    43.32       6,647,003          40.27       43.32       1,285,029
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       34.74    40.27       7,692,266          34.74       40.27       1,522,911
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       30.97    34.74       8,666,650          30.97       34.74       1,690,978
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       26.39    30.97       9,457,409          26.39       30.97       1,867,135
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Global                       2003       18.62    26.39      10,424,361          18.62       26.39       2,079,264
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       24.38    18.62      10,933,028          24.38       18.62       2,357,360
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       28.12    24.38      11,806,980          28.12       24.38       2,685,983
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       27.49    28.12      13,345,698          27.49       28.12       3,288,694
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       18.11    27.49      12,753,536          18.11       27.49       3,373,269
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       15.26    18.11      12,848,790          15.26       18.11       3,724,722
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       18.49    18.65       1,111,637          18.49       18.65          39,787
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       16.83    18.49       1,264,267          16.83       18.49          34,401
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       16.41    16.83       1,235,766          16.41       16.83          22,821
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       14.88    16.41       1,459,343          14.88       16.41          13,357
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL High Yield                   2003       12.38    14.88       1,476,469          12.38       14.88         385,971
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       12.48    12.38         910,926          12.48       12.38         332,234
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       12.09    12.48         509,774          12.09       12.48         172,694
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       12.43    12.09           2,576          12.43       12.09         301,772
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       12.43    12.43          89,145          12.43       12.43          95,775
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005  $     5.95  $  6.08       3,596,435  $        5.95  $     6.08         206,522
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004        5.84     5.95       3,498,229           5.84        5.95         189,541
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Large Cap Growth (f)         2003        4.76     5.84       3,207,587           4.76        5.84         741,035
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002        6.61     4.76       2,576,238           6.61        4.76         668,076
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001        7.91     6.61         808,629           7.91        6.61         222,143
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2000(b)       10.00     7.91          24,399          10.00        7.91         673,725
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       73.50    76.85       3,847,470          73.44       76.78         795,234
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       60.98    73.50       4,332,504          60.93       73.44         905,059
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       55.84    60.98       4,777,515          55.79       60.93         984,401
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       51.00    55.84       5,424,198          50.96       55.79       1,128,821
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Large Cap Value              2003       40.08    51.00       6,010,035          40.04       50.96       1,269,521
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       53.47    40.08       6,503,506          53.43       40.04       1,491,376
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       57.34    53.47       7,427,804          57.29       53.43       1,741,418
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       62.24    57.34       8,480,619          62.18       57.29       2,055,288
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       61.86    62.24      12,276,284          61.81       62.18       2,867,661
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       58.22    61.86      14,055,295          58.17       61.81       3,323,526
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------


                                       12

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------

                                 2007       22.09    23.15       2,046,832          22.09       23.15         373,086
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       19.95    22.09       2,125,109          19.95       22.09         398,917
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       19.35    19.95       2,244,498          19.35       19.95         434,918
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       17.69    19.35       2,295,289          17.69       19.35         480,138
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Managed Asset                2003       14.45    17.69       2,260,086          14.45       17.69         585,200
Allocation                    -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       16.18    14.45       2,075,682          16.18       14.45         579,533
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       17.25    16.18       2,258,069          17.25       16.18         654,507
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       17.63    17.25       1,990,484          17.63       17.25         687,389
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       16.26    17.63       2,289,208          16.26       17.63         742,405
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       13.89    16.26       1,950,323          13.89       16.26         739,827
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       49.96    44.21       3,335,465          49.93       44.19         813,554
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       48.18    49.96       4,486,082          48.16       49.93       1,095,910
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       45.23    48.18       5,421,589          45.21       48.16       1,298,955
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       41.57    45.23       6,146,000          41.55       45.21       1,464,496
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Mid Cap Growth               2003       26.92    41.57       6,923,798          26.90       41.55       1,664,818
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       38.63    26.92       7,046,647          38.62       26.90       1,677,907
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       45.95    38.63       7,902,865          45.93       38.62       1,933,000
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       39.83    45.95       9,476,967          39.81       45.93       1,270,378
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       24.90    39.83       6,970,985          24.89       39.81       1,930,663
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       21.37    24.91       6,781,176          21.36       24.89       2,140,621
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       54.00    54.34       3,514,929          54.00       54.34         107,860
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       47.67    54.00       4,092,352          47.67       54.00         100,983
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       41.52    47.67       4,482,964          41.52       47.67          87,591
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       33.09    41.52       4,355,833          33.09       41.52          71,147
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Mid Cap Value                2003       21.71    33.09       3,407,524          21.71       33.09         628,784
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       25.58    21.71       3,331,497          25.58       21.71         658,746
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       23.29    25.58       3,062,821          23.29       25.58         703,426
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       17.62    23.29          97,916          17.62       23.29       2,518,107
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       14.89    17.62         577,404          14.89       17.62         189,495
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       22.63    23.42       1,345,631          22.64       23.42         456,572
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       21.94    22.63         944,465          21.94       22.64         370,457
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       21.62    21.94          84,379          21.62       21.94         378,861
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       21.73    21.62         946,496          21.73       21.62         435,775
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Money Market                 2003       21.87    21.73       1,200,641          21.87       21.73         654,942
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       21.87    21.87       1,855,254          21.87       21.87         812,347
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       21.34    21.87       2,359,410          21.34       21.87       1,092,929
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       20.38    21.34       2,127,226          20.38       21.34       1,281,580
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       19.71    20.38       3,379,114          19.71       20.38       1,790,781
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       18.97    19.71       3,068,671          18.98       19.71       1,314,658
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007        9.88     9.16       3,158,912           9.88        9.16         451,401
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006        9.33     9.88       3,774,954           9.30        9.88         417,843
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005        8.42     9.30       2,212,325           8.42        9.30         236,194
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004        7.64     8.42       2,375,456           7.64        8.42         211,997
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Select 25                    2003        6.56     7.64       2,358,348           6.56        7.64         485,699
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002        9.05     6.56       2,751,794           9.05        6.56         532,878
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       10.17     9.05       2,961,348          10.17        9.05         609,728
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       12.24    10.17          34,746          12.24       10.17       4,097,819
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              1999(a)       10.00    12.24       1,226,865          10.00       12.24         318,343
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------


                                       13

                                            QUALIFIED                                   NON-QUALIFIED
                                      -------------------------------------------------------------------------------
                                                             ACCUMULATION                               ACCUMULATION
                                                                UNITS                                      UNITS
                                       BEGINNING   END OF   OUTSTANDING AT  BEGINNING OF     END OF    OUTSTANDING AT
SUBACCOUNT                     YEAR    OF PERIOD   PERIOD   END OF PERIOD      PERIOD        PERIOD    END OF PERIOD
---------------------------------------------------------------------------------------------------------------------

                                 2007       17.94    18.71       1,934,906          17.94       18.71          92,972
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       17.27    17.94       2,405,617          17.27       17.94          92,078
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       16.26    17.27       3,089,520          16.26       17.27          82,205
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       14.04    16.26       3,537,565          14.04       16.26          72,010
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Small Cap Growth             2003        9.08    14.04       3,509,748           9.08       14.04         767,802
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       12.52     9.08       2,939,063          12.52        9.08         511,397
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       17.57    12.52       3,216,970          17.57       12.52         806,870
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       19.48    17.57          65,591          19.48       17.57       4,570,554
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       10.31    19.48         992,293          10.31       19.48         319,874
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       26.57    28.94       2,297,183          26.57       28.94         162,780
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2006       23.71    26.57       2,709,870          23.71       26.57         144,279
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005       20.96    23.71       3,115,748          20.96       23.71         106,802
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       17.62    20.96       3,054,877          17.62       20.96          47,751
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Small Cap Value              2003       11.82    17.62       2,417,300          11.82       17.62         564,964
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       12.86    11.82       2,232,909          12.86       11.82         600,051
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2001       10.65    12.86       2,165,394          10.65       12.86         601,352
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2000(b)       10.00    10.65          22,150          10.00       10.65         231,015
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2005  $    24.77  $ 25.70       2,513,048  $       24.78  $    25.71         549,364
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2004       23.84    24.77       2,924,736          23.85       24.78         683,859
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2003       19.47    23.84       3,232,680          19.47       23.85         760,899
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2002       25.24    19.47       3,543,469          25.25       19.47         875,383
                              -------  ----------  -------  --------------  -------------  ----------  --------------
SBL Social Awareness(f)          2001       29.38    25.24       3,950,615          29.41       25.25         992,868
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2000       34.16    29.38       4,339,513          34.17       29.41       1,167,835
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1999       29.50    34.16       4,298,149          29.51       34.17       1,188,307
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1998       22.72    29.50       3,152,738          22.73       29.51       1,036,280
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                                 1997       18.75    22.72       2,531,119          18.75       22.73         904,831
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.69    11.28         267,092          11.69       11.28          25,161
                              -------  ----------  -------  --------------  -------------  ----------  --------------
Van Kampen LIT Comstock          2006       10.19    11.69         215,713          10.19       11.69          20,975
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.19          18,986          10.00       10.19             ---
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       10.30    10.89         723,533          10.30       10.89          59,782
Van Kampen LIT                -------  ----------  -------  --------------  -------------  ----------  --------------
Government                       2006       10.11    10.30         517,112          10.11       10.30          33,626
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.11          55,945          10.00       10.11           1,974
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------
                                 2007       11.24    11.48         543,280          11.24       11.48          52,189
Van Kampen UIF Equity         -------  ----------  -------  --------------  -------------  ----------  --------------
and Income                       2006       10.11    11.24         158,403          10.11       11.24          29,124
                              -------  ----------  -------  --------------  -------------  ----------  --------------
                              2005(d)       10.00    10.11          33,451          10.00       10.11           1,625
----------------------------  -------  ----------  -------  --------------  -------------  ----------  --------------

(a) Accumulation unit values for SBL Enhanced Index and SBL Select 25 Subaccounts are for the period May 3, 1999 (the date first publicly offered) to December 31, 1999.

(b) Accumulation unit values for SBL Small Cap Value Subaccount is for the period May 1, 2000 (the date first publicly offered) to December 31, 2000.

(c) Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.

(d) Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.

(e) Accumulation unit values for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

(f) On June 16, 2006 the funds underlying the SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts were reorganized into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the SBL Select 25, SBL Enhanced Index and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for this subaccount.

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY - The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contract owners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

     The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2007, the Company had total assets of approximately $12.6 billion. Together with its affiliates, the Company has total funds under management of approximately $19.3 billion.

     The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation, a financial services holding company.

PUBLISHED RATINGS - The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M.
Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT - The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See "Substitution of Investments."

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS - Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

     Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

     Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

     A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

     PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.

     CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

     12B-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

     PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

     OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company
(or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

     For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."

     TOTAL PAYMENTS. Currently, the Company and its affiliates, including
SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

     SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

THE CONTRACT

GENERAL - The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

     The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals' retirement plans (sometimes called HR-10 and Keogh plans), (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

TYPES OF VARIFLEX CONTRACTS - Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:

     SINGLE PURCHASE PAYMENT IMMEDIATE ANNUITY. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.

     FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY. This type of Contract is used for an individual where periodic

Purchase Payments will be made with annuity payments to commence at a later date.

     GROUP FLEXIBLE PURCHASE PAYMENT DEFERRED ANNUITY CONTRACT. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.

     Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contractowner's account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contractowner to provide the Participant with an annuity.

APPLICATION FOR A CONTRACT - If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

     The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS - The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

     The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

     The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

     If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS - In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

     You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION - Prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

     A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

     You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION - Prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

     To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

     Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a participant in a Group Contract qualified under Internal

Revenue Code Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

     You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

     Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE - You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

     You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

     The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

     The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

     FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

     The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

-     the total dollar amount being transferred;

-     the number of transfers you made within the previous 12 months;

-     transfers to and from (or from and to) the same Subaccount;

- whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

     If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

                                                                                                               NUMBER OF
                                                                                                              ROUND TRIPS
SUBACCOUNT                                                                                                     TRANSFERS
-----------------------------------------------------------------------------------------------------------------------------------
SBL Money Market                                                                                               Unlimited
--------------------------------------------------------------------------------------------------   ------------------------------
Oppenheimer Main Street Small Cap Fund(R)/VA                                                                      6(1)
--------------------------------------------------------------------------------------------------   ------------------------------
AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global
Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, Legg Mason Partners
Variable Aggressive Growth, Legg Mason Partners Variable Small Cap Growth, Neuberger
Berman AMT Socially Responsive, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn
Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT
Real Return, Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified Income, SBL
Enhanced Index, SBL Equity, SBL Equity Income, SBL Global, SBL High Yield, SBL Large Cap
Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL
Select 25, SBL Small Cap Growth, SBL Small Cap Value, Van Kampen LIT Comstock, Van
Kampen LIT Government, Van Kampen UIF Equity and Income                                                            4(1)
--------------------------------------------------------------------------------------------------   ------------------------------
American Century VP Ultra(R), American Century VP Value, MFS(R) VIT Research International,                        2(1)
MFS(R) VIT Total Return and MFS(R) VIT Utilities
--------------------------------------------------------------------------------------------------   ------------------------------
Dreyfus IP Technology Growth and Dreyfus VIF International Value                                                    11
--------------------------------------------------------------------------------------------------   ------------------------------
Royce Micro-Cap                                                                                                     12
-----------------------------------------------------------------------------------------------------------------------------------
1  Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that
   Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2  Number of round trip transfers that can be made in any 45-day period before the Company will prohibit further transfers to that
   Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

     In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

     Under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

     Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the

Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

     To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

     The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

     Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the SBL Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

     Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

CONTRACT VALUE - The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

     On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value." Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE - Your Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

     In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

     The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

CUT-OFF TIMES - Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS - A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year (or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Contingent Deferred Sales Charge," "Account Administration Charge," and "Premium Tax Charge."

     The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

     A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See "Premium Tax Charge." If a partial withdrawal is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. For Contracts issued prior to January 4, 1999, if your withdrawal exceeds 90% of Contract Value, the Company may elect to treat your withdrawal as a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403, 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS - The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

     Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

     The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

     Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made a free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.

     The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematicwithdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans," "Restrictions under the Texas Optional Retirement Program," and "Federal Tax Matters."

FREE-LOOK RIGHT - You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value in those states and circumstances that require it to do so.

DEATH BENEFIT - You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
     If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's (or if applicable, the Annuitant's) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.

     If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

     The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

- The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

- The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

-    The stepped-up death benefit.

The stepped-up death benefit is:

- The largest death benefit on any Contract anniversary that is an exact multiple of six and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

-    Any Purchase Payments made since the applicable Contract anniversary, less

-    Any withdrawals since the applicable anniversary.

For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit.

     If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:

- The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

-    Total Purchase Payments reduced by any partial withdrawals.

     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

     Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.

     DEATH BENEFIT FOR CERTAIN FLORIDA RESIDENTS. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals; (2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.

     DEATH BENEFIT FOR GROUP UNALLOCATED CONTRACTS. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contractowner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.

DISTRIBUTION REQUIREMENTS - For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Commencement Date or receive the death benefit proceeds.

     For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT - For Contracts issued currently, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Death Benefit" for a discussion of the death benefit in the event of the Annuitant's death for Contracts issued prior to January 4, 1999.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE - The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the Contract Year in which the withdrawal is made.

     The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the Free Withdrawal amount. The Free Withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any Free Withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge generally applies to the amount of any withdrawal attributable to Purchase Payments that exceeds the Free Withdrawal amount.

     If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the Free Withdrawal amount discussed above.

     For Group Unallocated Contracts, the free withdrawal is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.

     The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, the Company deems any withdrawals that are subject to the withdrawal charge to be made first from Purchase Payments and then from earnings. Free Withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. The amount of the charge will depend on the Contract

Year in which the withdrawal is made according to the following schedule:

                    WITHDRAWAL CHARGE
             --------------------------------
CONTRACT          THE      VARIFLEX CONTRACT-
  YEAR          CONTRACT    401(K) AND 408(K)
---------------------------------------------
     1             8%             8%
     2             7%             8%
     3             6%             8%
     4             5%             8%
     5             4%             7%
     6             3%             6%
     7             2%             5%
     8             1%             4%
9 and later        0%             0%

     The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon:
(1) payment of death benefit proceeds; (2) certain systematic withdrawals; or
(3) annuity options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See "Waiver of Withdrawal Charge." The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

WITHDRAWAL CHARGE FOR CERTAIN TEXAS PARTICIPANTS - Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:

               WITHDRAWAL
CONTRACT YEAR    CHARGE
-------------  -----------
    1             7%
    2             7%
    3             6%
    4             5%
    5             4%
    6             3%
    7             2%
8 and later       0%

WAIVER OF WITHDRAWAL CHARGE - The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contractowner has been confined to a "hospital" or "qualified skilled nursing facility" (as defined on page 4) for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contract-owner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician's statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.

     The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a "terminal illness" (as defined on page
3); (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.

     The Company reserves the right to have the Contract-owner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, the Company intends to make the waiver available to all Contract-owners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractowners residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

MORTALITY AND EXPENSE RISK CHARGE - The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. This charge is also deducted during the Annuity Period.

     The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict.

In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

     The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

ACCOUNT ADMINISTRATION CHARGE - The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract - 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted.

     The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

     The Company will deduct a pro rata account administration charge upon:

-    A full withdrawal of Contract Value

-    Payment of a death benefit

- The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected

- The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year

The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.


PREMIUM TAX CHARGE - Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Commencement Date or upon full withdrawal if a premium tax was incurred and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. These amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.


LOAN INTEREST CHARGE - The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

OTHER CHARGES - The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES - The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company.
No sales commission will be paid on such Contracts.


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
GUARANTEE OF CERTAIN CHARGES - The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount's average daily net assets and the account administration charge will not exceed $30 per year.

UNDERLYING FUND EXPENSES - Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL - You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third annual Contract Anniversary (ninth annual Contract Anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant's 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant's 65th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant's 95th birthday. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.

     On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms-either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Options 1 through 4, 9 and 10, a pro rata account administration charge.

     The Contracts provide for several Annuity Options. The Company may make other Annuity Options available upon request. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contractowners, except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Commencement Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

     Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

     You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.

     You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company's Administrative Office.

     Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.

     An Owner may transfer Contract Value among the Subaccounts during the Annuity Period under Annuity Options 1 through 4, 7 and 8.

     The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS -

     OPTION 1 - LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

     OPTION 3 - LIFE WITH INSTALLMENT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made.

     OPTION 4 - JOINT AND LAST SURVIVOR. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

     OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

     OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

     OPTION 7 - DEPOSIT OPTION. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.

     OPTION 8 - AGE RECALCULATION. Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant's death, any Contract Value will be paid to the Designated Beneficiary.

     OPTION 9 - PERIOD CERTAIN. Periodic annuity payments will be made for a stated period which may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

     OPTION 10 - JOINT AND CONTINGENT SURVIVOR OPTION. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.


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
     VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an "assumed interest rate" of 3 %, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION - You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).

THE FIXED ACCOUNT

     You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."

     Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

INTEREST - Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

     Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. Therefore, at any time, various portions of your Contract
Value
in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. Any interest attributable to such amounts shall be deemed to be taken before the amount of the Purchase Payment or other Contract Value allocated to the Fixed Account.
For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

     If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT - The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES - Premium taxes, withdrawal charges and the account administration charge will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT - You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:

1.   $5,000,

2. one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or

3. 120% of the amount transferred from the Fixed Account during the previous Contract Year.

The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.

     The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.

     Effective July 1, 2006, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 10% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before July 1, 2006, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

     You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT - Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

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MORE ABOUT THE CONTRACT

OWNERSHIP - The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as "Non-natural Persons." See "Federal Tax Matters."

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY - The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the
Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. Careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contract-owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

DIVIDENDS - The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

PAYMENTS FROM THE SEPARATE ACCOUNT - The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

- During which the NYSE is closed other than customary weekend and holiday closings,

-    During which trading on the NYSE is restricted as determined by the SEC,

- During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

- For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL - The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS - If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS - If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement
Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

     When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

     Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

     If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

     While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

     In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

     You should consult with your tax adviser on the effect of a loan.

     Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS - Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

     Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59 1/2, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship distribution.

     If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract's Withdrawal Value to certain other investment alternatives meeting the requirements of
Section 403(b) that are available under your employer's Section 403(b) arrangement.

     Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters."

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM - If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.

FEDERAL TAX MATTERS

INTRODUCTION - The Contract described in this Prospectus is designed for use by individuals and groups as a non-tax qualified retirement plan and for individuals and groups which are Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified
Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF SECURITY BENEFIT
AND THE SEPARATE ACCOUNT -

     GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

     CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

     DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of
Section 817(h).

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contract-owner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract-owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contract-owner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in a Contract-owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS - Section 72 of the Code governs the taxation of annuities. In general, a Contract-owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversi-fication Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY COMMENCEMENT DATE. Code
Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

     SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY COMMENCEMENT DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

     For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

     PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the tax-payer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS -

     DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

     Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

     GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

     CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

     MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contract-owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement
Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

     POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS - The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

     The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract-owners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes.
As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

     SECTION 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow "Roth" contributions beginning in 2006 are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a "qualified distribution." Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

     Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70 1/2. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.

     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee's death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee's death.

     Annuity payments distributed from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

     A "lump-sum" distribution from a retirement plan qualified under Code
Section 401 may be eligible for favorable tax treatment by certain individuals. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

     As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

     Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     SECTION 403(B). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

     Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401."

     A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

     A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

     Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

     ROTH 403(B). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan. Roth contributions may be made to this Contract in most states.

     Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

     Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a "qualifying distribution" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

     Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

     Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

     Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See "Rollovers."

     SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual's earned income under current tax law or $5,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($85,000 for 2008 for a married couple filing a joint return and $53,000 for a single taxpayer in
2008). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $159,000 and $169,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

     Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70 1/2-the Contract-owner's retirement date, if any, will not affect his or her required beginning date. See "Section 401." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

     Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

     SIMPLE INDIVIDUAL RETIREMENT ANNUITIES. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities ("SIMPLE IRA") established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.

     Information on eligibility to participate in an employer's SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee's compensation. Such salary deferrals are limited to the applicable dollar amount of $10,500 for the 2008 tax year.

     The $10,500 limit may be adjusted for inflation in $500 increments after 2008. If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual's compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii) $2,500.

     The $2,500 limit will be adjusted for inflation in $500 increments after 2008. In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.

     In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70 1/2. The Contract-owner's retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

     SECTION 408A. ROTH IRAS. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $101,000 to $116,000 in adjusted gross income ($159,000 to $169,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

     Regular contributions to a Roth IRA are not deductible and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract-owner's death must begin to be distributed by the end of the first calendar year after death, and made In amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distribution, the account must be distributed by the end of the fifth full calendar year after death of the Contract-owner.

     SECTION 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

     Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A
Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

     Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401." Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity
(IRA).

     ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the employee's gross income until some future time.

     If any portion of the balance to the credit of an employee in a Section 403(b) plan (other than Roth sources) is paid to the employee in an "eligible rollover distribution" and the employee transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

     An "eligible retirement plan" will be another Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under
Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice.

     A Section 403(b) plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

     TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; or (viii) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

     WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS -

     FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

     GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

     ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

     FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

OTHER INFORMATION

VOTING OF UNDERLYING FUND SHARES - You indirectly (through the Separate Account) purchase shares of the Underlying Funds when you allocate Purchase Payments or transfer Contract Value to the Subaccounts. The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

     Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

     The person having the voting interest under a Contract is the owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company's management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS - The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become participants after the effective date of the change.

REPORTS TO OWNERS - The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

     You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying

Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES - If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company's web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

     Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

     The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS - The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS - The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.

SALE OF THE CONTRACT - The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

     PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

     SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, "Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2007, 2006, and 2005, the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $8,041,727.94, $9,277,162.81, and $1,521,132.08, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.

     SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

     COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

     The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.


     The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2007 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
PlanMember Securities Corporation, Vantage Securities/Advisors, Inc., OFG Financial Services, Inc., Morgan Keegan & Company, Inc., Brecek & Young Advisors, Inc., Legend Equities Corporation, Aquarius Fund Distributors, Inc., Flexible Plan Investments, Ltd., Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., NEXT Financial Group, Inc., Great American Advisors, Inc., Geneos Wealth Management, Inc., Pension Planners Securities, Inc. and GWN Securities, Inc.

     These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

     ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.

LEGAL MATTERS - Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts, including the yield and effective yield of the SBL Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the SBL Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the SBL Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

     Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

     Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the

Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) the Company's rating or a rating of the Company's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT - A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS - The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of the Variflex Separate Account at December 31, 2007, and for each of the specified periods ended December 31, 2007, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information for the Variflex Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

THE CONTRACT
     Valuation of Accumulation Units
     Computation of Variable Annuity Payments
     Illustration
     Termination of Contract
     Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
     Section 401
     Section 403(b)
     Roth 403(b)
     Sections 408 and 408A
     Section 457

ASSIGNMENT

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

STATE REGULATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUSES. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.

                         SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)  INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic           Series II        Long-term growth of capital            Sub-adviser(s): AIM Funds Management Inc.
Value Fund                                                                       (AIM Funds Management Inc. anticipates
                                                                                 changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutiona
                                                                                 l (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
AIM V.I. Capital         Series II        Long-term growth of capital            Sub-adviser(s): AIM Funds Management Inc.
Development Fund                                                                 (AIM Funds Management Inc. anticipates
                                                                                 changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutional
                                                                                 (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
AIM V.I. Global          Series I         Capital growth                         Sub-adviser(s): AIM Funds Management Inc.
Health Care Fund                                                                 (AIM Funds Management Inc. anticipates
                                                                                 changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutional
                                                                                 (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
AIM V.I. Global          Series I         Achieve high total return through      Sub-adviser(s): AIM Funds Management Inc.
Real Estate Fund                          growth of capital and current income.  (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutional
                                                                                 (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
------------------------------------------------------------------------------------------------------------------------------------


                                       49

                         SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)  INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. International   Series II        To provide long-term growth of         Sub-adviser(s): AIM Funds Management Inc.
Growth Fund                               capital                                (AIM Funds Management Inc. anticipates
                                                                                 changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutional
                                                                                 (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
AIM V.I. Mid Cap         Series II        Long-term growth of capital            Sub-adviser(s): AIM Funds Management Inc.
Core Equity Fund                                                                 (AIM Funds Management Inc. anticipates
                                                                                 changing its name to Invesco Trimark
                                                                                 Investment Management Inc. on or prior to
                                                                                 December 31, 2008); Invesco Global Asset
                                                                                 Management (N.A.), Inc.; Invesco Institutional
                                                                                 (N.A.), Inc.; Invesco Senior Secured
                                                                                 Management, Inc.; Invesco Hong Kong
                                                                                 Limited; Invesco Asset Management Limited;
                                                                                 Invesco Asset Management (Japan) Limited;
                                                                                 Invesco Asset Management Deutschland,
                                                                                 GmbH; and Invesco Australia Limited.
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
American Century         Class II         Long-term capital growth               American Century Investment Management,
VP Ultra(R) Fund                                                                 Inc.
                                                                                 4500 Main Street
                                                                                 Kansas City, MO 64111-1816
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
American Century         Class II         Long-term capital growth               American Century Investment Management,
VP Value Fund                                                                    Inc.
                                                                                 4500 Main Street
                                                                                 Kansas City, MO 64111-1816
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Dreyfus IP Technology    Service          Capital appreciation                   The Dreyfus Corporation
 Growth Portfolio                                                                200 Park Avenue
                                                                                 New York, NY 10166-0039
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Dreyfus VIF              Service          Long-term capital growth               The Dreyfus Corporation
International                                                                    200 Park Avenue
Value Portfolio                                                                  New York, NY 10166-0039
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Legg Mason Partners      Class II         Capital appreciation                   Legg Mason Partners Fund Advisor, LLC
 Variable Aggressive                                                             620 Eighth Avenue
Growth Portfolio                                                                 New York, NY 10018

                                                                                 Subadviser:
                                                                                 ClearBridge Advisors, LLC
                                                                                 620 Eighth Avenue
                                                                                 New York, NY 10018
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Legg Mason Partners      Class I          Long-term growth of capital            Legg Mason Partners Fund Advisor, LLC
Variable Small Cap                                                               620 Eighth Avenue
Growth Portfolio                                                                 New York, NY 10018

                                                                                 Subadviser:
                                                                                 ClearBridge Advisors, LLC
                                                                                 620 Eighth Avenue
                                                                                 New York, NY 10018
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
MFS(R) VIT Research      Service          Capital appreciation                   Massachusetts Financial Services Company
International Series                                                             500 Boylston Street
                                                                                 Boston, MA 02116-3741
------------------------------------------------------------------------------------------------------------------------------------


                                       50

                         SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)  INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------

MFS(R) VIT Total         Service          To Seek Total Return                   Massachusetts Financial Services Company
Return Series                                                                    500 Boylston Street
                                                                                 Boston, MA 02116-3741
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
MFS(R) VIT               Service          To Seek Total Return                   Massachusetts Financial Services Company
Utilities Series                                                                 500 Boylston Street
                                                                                 Boston, MA 02116-3741
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Neuberger Berman         Class S          Long-term growth of capital by         Neuberger Berman Management Inc.
AMT Socially                              investing primarily in securities of   605 Third Avenue, 2nd Floor
Responsive                                companies that meet the Fund's         New York, NY 10158-3698
                                          financial criteria and social policy   (Investment Adviser)

                                                                                 Neuberger Berman, LLC
                                                                                 605 Third Avenue, 2nd Floor
                                                                                 New York, NY 10158-3698
                                                                                (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Oppenheimer Main         Service          This Fund invests in a well-           OppenheimerFunds, Inc.
Street Small Cap                          diversified mix of smaller             Two World Financial Center
Fund(R)/VA                                company stocks for capital             225 Liberty Street, 11th Floor
                                          appreciation potential.                New York, NY 10281
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
PIMCO VIT All            Administrative   Maximum real return consistent         Pacific Investment Management Company
Asset Portfolio                           with preservation of real capital      LLC
                                          and prudent investment                 840 Newport Center Drive, Suite 100
                                          management                             Newport Beach, CA 92660-6398
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
PIMCO VIT                Administrative   Maximum real return consistent         Pacific Investment Management Company
CommodityRealRetur                        with prudent investment                LLC
n Strategy Portfolio                      management                             840 Newport Center Drive, Suite 100
                                                                                 Newport Beach, CA 92660-6398
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
PIMCO VIT Foreign                         Maximum total return, consistent
Bond Portfolio (U.S.     Administrative   with preservation of capital and       Pacific Investment Management Company LLC
Dollar-Hedged)                            prudent investment management          840 Newport Center Drive, Suite 100
                                                                                 Newport Beach, CA 92660-6398
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
PIMCO VIT Low                             Seeks maximum total return             Pacific Investment Management Company
Duration Portfolio       Administrative   consistent with preservation of        LLC
                                          capital and prudent investment         840 Newport Center Drive, Suite 100
                                          management                             Newport Beach, CA 92660-6398
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
PIMCO VIT Real                            Maximum real return consistent         Pacific Investment Management Company
Return Portfolio         Administrative   with preservation of real capital      LLC
                                          and prudent investment                 840 Newport Center Drive, Suite 100
                                          management                             Newport Beach, CA 92660-6398
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Royce Micro-Cap                           Long-term growth of capital            Royce & Associates, LLC
                                                                                 1414 Avenue of the Americas
                                                                                 New York, NY 10019-2570
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Rydex VT Sector                           Long-term capital appreciation         Rydex Investments
Rotation Fund                                                                    9601 Blackwell Road, Suite 500
                                                                                 Rockville, MD 20850-6478
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series A                         Long-term growth of capital            Security Investors, LLC
(SBL Equity)                                                                     One Security Benefit Place
                                                                                 Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series B                         Long-term growth of capital            Security Investors, LLC
(SBL Large Cap                                                                   One Security Benefit Place
Value)                                                                           Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series C                         As high a level of current income      Security Investors, LLC
(SBL Money Market)                        as is consistent with                  One Security Benefit Place
                                          preservation of capital by             Topeka, KS 66636-0001
                                          investing in money market
                                          securities with varying maturities.
------------------------------------------------------------------------------------------------------------------------------------


                                       51

                         SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)  INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------

SBL Fund Series D                         Long-term growth of capital            Security Investors, LLC
(SBL Global)                                                                     One Security Benefit Place
                                                                                 Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 Security Global Investors, LLC
                                                                                 Two Embarcadero Center, Suite 2350
                                                                                 San Francisco, CA 94111
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series E                         Current income with security of        Security Investors, LLC
(SBL Diversified                          principal                              One Security Benefit Place
Income)                                                                          Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series H                         Outperform S&P 500 Index               Security Investors, LLC
(SBL Enhanced                                                                    One Security Benefit Place
Index)                                                                           Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 Northern Trust Investments, N.A.
                                                                                 50 LaSalle Street
                                                                                 Chicago, IL 60675
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series J                         Capital appreciation                   Security Investors, LLC
(SBL Mid Cap                                                                     One Security Benefit Place
Growth)                                                                          Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series N                         High level of total return             Security Investors, LLC
(SBL Managed Asset                                                               One Security Benefit Place
Allocation)                                                                      Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 T. Rowe Price Associates, Inc.
                                                                                 100 East Pratt Street
                                                                                 Baltimore, MD 21202-1090
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series O                         Substantial dividend income and        Security Investors, LLC
(SBL Equity Income)                       capital appreciation                   One Security Benefit Place
                                                                                 Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 T. Rowe Price Associates, Inc.
                                                                                 100 East Pratt Street
                                                                                 Baltimore, MD 21202-1090
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series P                         High current income and capital        Security Investors, LLC
(SBL High Yield)                          appreciation as a secondary            One Security Benefit Place
                                          objective                              Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series Q                         Capital growth                         Security Investors, LLC
(SBL Small Cap                                                                   One Security Benefit Place
Value)                                                                           Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 RS Investment Management, L.P.
                                                                                 388 Market Street
                                                                                 San Francisco, CA 94111
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series V                         Long-term growth of capital            Security Investors, LLC
(SBL Mid Cap Value)                                                              One Security Benefit Place
                                                                                 Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------------


                                       52

                         SHARE CLASS
UNDERLYING FUND          (IF APPLICABLE)  INVESTMENT OBJECTIVE                   INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------

SBL Fund Series X                         Long-term growth of capital            Security Investors, LLC
(SBL Small Cap                                                                   One Security Benefit Place
Growth)                                                                          Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 RS Investment Management, L.P.
                                                                                 388 Market Street
                                                                                 San Francisco, CA 94111
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series Y                         Long-term growth of capital            Security Investors, LLC
(SBL Select 25)                                                                  One Security Benefit Place
                                                                                 Topeka, KS 66636-0001
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
SBL Fund Series Z                         Long-term growth of capital            Security Investors, LLC
(SBL Alpha                                                                       One Security Benefit Place
Opportunity)                                                                     Topeka, KS 66636-0001
                                                                                 (Investment Adviser)

                                                                                 Mainstream Investment Advisers, LLC
                                                                                 101 West Spring Street, Suite 401
                                                                                 New Albany, IN 47150-3610
                                                                                 (Sub-Adviser)
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Van Kampen LIT           Class II         Capital growth and income              Van Kampen Asset Management
Comstock Portfolio                        through investments in equity          522 Fifth Avenue
                                          securities, including common           New York, NY  10036
                                          stocks, preferred stocks and
                                          securities convertible into
                                          common and preferred stocks
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Van Kampen LIT           Class II         High current return consistent         Van Kampen Asset Management
Government Portfolio                      with preservation of capital           522 Fifth Avenue
                                                                                 New York, NY  10036
-----------------------  ---------------  -------------------------------------  ---------------------------------------------------
Van Kampen UIF           Class II         Capital appreciation and current       Morgan Stanley Investment Management Inc.
Equity and Income                         Income                                 522 Fifth Avenue
Portfolio                                                                        New York, NY  10036
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY BENEFIT LIFE INSURANCE COMPANY(R)
One Security Benefit Place, Topeka, Kansas 66636-0001



                                   VARIFLEX(R)
                           VARIABLE ANNUITY CONTRACTS





STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2008
RELATING TO THE PROSPECTUS DATED MAY 1, 2008,


AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 438-3112
(800) 888-2461


--------------------------------------------------------------------------------
V6908A (R5-07)                                                      32-69088-01

SECURITY BENEFIT LIFE INSURANCE COMPANY
One Security Benefit Place, Topeka, Kansas 66636-0001



                                    VARIFLEX
                           VARIABLE ANNUITY CONTRACTS

                            VARIFLEX SEPARATE ACCOUNT

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                 May 1, 2008

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2008, by calling 1-800-888-2461, or writing to Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


                                TABLE OF CONTENTS


                                                                           Page
THE CONTRACT.............................................................    3
   Valuation of Accumulation Units.......................................    3
   Computation of Variable Annuity Payments..............................    3
   Illustration..........................................................    3
   Termination of Contract...............................................    4
   Group Contracts.......................................................    4
PERFORMANCE INFORMATION..................................................    4
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....    5
   Section 401...........................................................    5
   Section 403(b)........................................................    5
   Roth 403(b)...........................................................    5
   Sections 408 and 408A.................................................    6
   Section 457...........................................................    6
ASSIGNMENT...............................................................    6
SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS...................................    6
STATE REGULATION.........................................................    6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    7
FINANCIAL STATEMENTS.....................................................    7


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                                       2

--------------------------------------------------------------------------------

THE CONTRACT

The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

VALUATION OF ACCUMULATION UNITS -- The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.

The value of a Contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.

COMPUTATION OF VARIABLE ANNUITY PAYMENTS --

DETERMINATION OF AMOUNT OF FIRST ANNUITY PAYMENT. For Annuities under options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For Annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under options 5 through 8 or other mutually agreed upon non-life contingent payment option (aside from option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.

AMOUNT OF THE SECOND AND SUBSEQUENT ANNUITY PAYMENTS. For Variable Annuities under options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

ANNUITY UNIT. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed interest rate of 3 1/2% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.

ILLUSTRATION -- The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of $20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.

Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

annuity payment, that it was $5.17 at the end of the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3 1/2% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).

The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

TERMINATION OF CONTRACT -- The Company reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under
Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the Company also reserves the right to terminate a Contract if Account Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate and Fixed Accounts is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at "Full and Partial Withdrawals," "Distribution Requirements," and "Federal Tax Matters.")

GROUP CONTRACTS -- In the case of Group Allocated Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant Account, each Participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Variflex Separate Account, including the yield and effective yield of the SBL Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.

Quotations of yield for the SBL Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. "Effective yield" for the SBL Money Market Subaccount assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = ((Base Period Return + 1)365/7) - 1

Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as "Standardized Total Return") are calculated from the Separate Account inception date and reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.

Other total return figures (referred to as "Non-Standardized Total Return") may be quoted that do not assume a surrender and do not reflect deduction of the contingent


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle for many of the Variflex Subaccounts has been in existence since May 26, 1977. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Variflex fees and charges since the date of inception of the Separate Account or Subaccount.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

LIMITS ON PURCHASE PAYMENTS
PAID UNDER TAX-QUALIFIED
RETIREMENT PLANS


SECTION 401 -- The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under
Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $46,000, or (b) 100% of the Participant's annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under
Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.



SECTION 403(B) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.



Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,500 for tax year 2008. The $15,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $5,000, can be made to a 403(b) annuity during the 2008 tax year. The $5,000 limit may also be adjusted for inflation in $500 increments for future tax years.



The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.



Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally, the
Section 415(c) limit for 2007 is the lesser of (i) $46,000, or (ii) 100% of the employee's annual compensation.

ROTH 403(B) -- Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,500 in 2008 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a "qualified employer. Further- more, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,500 in contributions to a traditional 403(b) contract in the same year.


SECTIONS 408 AND 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:



---------------------------- ----------------
         TAX YEAR                 AMOUNT
---------------------------- ----------------

    2008 and thereafter          $5,000
---------------------------- ----------------




If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $45,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457 -- Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $15,500 or (ii) 100% of the employee's includable compensation.

The $15,500 limit may be adjusted for inflation in $500 increments for future tax years.

If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special "catch-up" amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $5,000.

The $5,000 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

ASSIGNMENT

Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

SAFEKEEPING OF VARIFLEX
ACCOUNT ASSETS

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

STATE REGULATION

As a life insurance company organized under the laws of Kansas, the Company (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of the Company for the prior year and its financial condition on December 31 of that year. The Company is subject to a complete examination

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------

of its operations, including an examination of the liabilities and reserves of the Company and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

In addition, the Company is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements of Security Benefit Life Insurance
Company and Subsidiaries at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of the Variflex Separate Account at December 31, 2007, and for each of the specified periods ended December 31, 2007, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2000, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.



FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of the Variflex Separate Account at December 31, 2007, and for each of the specified periods ended December 31, 2007, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.



The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

Variflex
Year Ended December 31, 2007
With Report of Independent Registered Public Accounting Firm

                                    Variflex

                              Financial Statements

                          Year Ended December 31, 2007

                                    Contents

Report of Independent Registered Public Accounting Firm...................    1

Audited Financial Statements

Statements of Net Assets..................................................    3
Statements of Operations..................................................   12
Statements of Changes in Net Assets.......................................   21
Notes to Financial Statements.............................................   32

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Variflex
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of Variflex (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Legg Mason Partners Variable Aggressive Growth, Legg Mason Partners Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer Main Street Small Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified Income, SBL Enhanced Index, SBL Equity, SBL Equity Income, SBL Global, SBL High Yield, SBL Large Cap Value, SBL Managed Asset Allocation, SBL Mid Cap Growth, SBL Mid Cap Value, SBL Money Market, SBL Select 25, SBL Small Cap Growth, SBL Small Cap Value, Van Kampen LIT Comstock, Van Kampen LIT Government, and Van Kampen UIF Equity and Income Subaccounts as of December 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variflex at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

March 31, 2008

                                    Variflex

                            Statements of Net Assets

                                December 31, 2007

                                                        AIM V.I.                                                   AIM V.I.
                                         AIM V.I.        Capital           AIM V.I.             AIM V.I.        International
                                       Basic Value     Development    Global Health Care   Global Real Estate       Growth
                                      ----------------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value    $  14,861,304   $  34,676,609      $  2,811,572         $  12,766,802     $  20,713,458
                                      ----------------------------------------------------------------------------------------
Total assets                             14,861,304      34,676,609         2,811,572            12,766,802        20,713,458
                                      ----------------------------------------------------------------------------------------
Net assets                            $  14,861,304   $  34,676,609      $  2,811,572         $  12,766,802     $  20,713,458
                                      ========================================================================================

Net assets:
     Accumulation assets              $   4,820,471   $  34,566,707      $  2,811,572         $  12,766,802     $  20,705,194
     Annuity assets                          40,833         109,902                --                    --             8,264
                                      ----------------------------------------------------------------------------------------
Net assets                            $  14,861,304   $  34,676,609      $  2,811,572         $  12,766,802     $  20,713,458
                                      ========================================================================================

Units outstanding:
   Variflex Qualified                       865,967       1,873,089           200,177               581,098         1,116,748
   Variflex Nonqualified                    348,864         793,199            27,669                98,592           235,784
   Variflex ES                                   --              --                --                    --                --
                                      ----------------------------------------------------------------------------------------
Total Units                               1,214,831       2,666,288           227,846               679,690         1,352,532
                                      ========================================================================================

Unit value
   Variflex Qualified                 $       12.23   $       13.01      $      12.34         $       18.78     $       15.31
   Variflex Nonqualified              $       12.23   $       13.01      $      12.34         $       18.78     $       15.31
   Variflex ES                        $          --   $          --      $         --         $          --     $          --

Mutual funds, at cost                 $  15,773,400   $  36,173,166      $  2,527,453         $  14,307,856     $  19,334,482
Mutual fund shares                        1,177,599       1,871,377           116,857               583,492           623,149

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                        AIM V.I.
                                      Mid Cap Core   American Century   American Century       Dreyfus IP          Dreyfus VIF
                                         Equity          VP Ultra           VP Value       Technology Growth   International Value
                                      ---------------------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value    $  5,667,298     $  6,700,618      $   9,687,894       $  5,984,848          $  14,296,658
                                      ---------------------------------------------------------------------------------------------
Total assets                             5,667,298        6,700,618          9,687,894          5,984,848             14,296,658
                                      ---------------------------------------------------------------------------------------------
Net assets                            $  5,667,298     $  6,700,618      $   9,687,894       $  5,984,848          $  14,296,658
                                      =============================================================================================

Net assets:
     Accumulation assets              $  5,667,298     $  6,700,618      $   9,687,894       $  5,928,405          $  14,278,617
     Annuity assets                             --               --                 --             56,443                 18,041
                                      ---------------------------------------------------------------------------------------------
Net assets                            $  5,667,298     $  6,700,618      $   9,687,894       $  5,984,848          $  14,296,658
                                      =============================================================================================

Units outstanding:
   Variflex Qualified                      359,827          446,412            464,316            348,413                663,247
   Variflex Nonqualified                    60,303          113,121            320,720            155,358                256,541
   Variflex ES                                  --               --                 --                 --                     --
                                      ---------------------------------------------------------------------------------------------
Total Units                                420,130          559,533            785,036            503,771                919,788
                                      =============================================================================================

Unit value
   Variflex Qualified                 $      13.49     $      11.97      $       12.34       $      11.88          $       15.54
   Variflex Nonqualified              $      13.49     $      11.97      $       12.34       $      11.88          $       15.54
   Variflex ES                        $         --     $         --      $          --       $         --          $          --

Mutual funds, at cost                 $  5,614,858     $  6,090,252      $  10,498,768       $  5,840,844          $  14,081,161
Mutual fund shares                         392,201          555,607          1,298,645            563,545                822,120

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                      Legg Mason Partners    Legg Mason Partners      MFS VIT
                                      Variable Aggressive     Variable Small Cap      Research        MFS VIT        MFS VIT
                                             Growth                Growth          International   Total Return     Utilities
                                      -----------------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value        $  2,794,566           $  530,079         $  6,957,625   $  5,316,088   $ 29,036,458
                                      -----------------------------------------------------------------------------------------
Total assets                                 2,794,566              530,079            6,957,625      5,316,088     29,036,458
                                      -----------------------------------------------------------------------------------------
Net assets                                $  2,794,566           $  530,079         $  6,957,625   $  5,316,088   $ 29,036,458
                                      =========================================================================================

Net assets:
     Accumulation assets                  $  2,794,566           $  530,079         $  6,949,651   $  5,316,088   $ 28,947,275
     Annuity assets                                 --                   --                7,974             --         89,183
                                      -----------------------------------------------------------------------------------------
Net assets                                $  2,794,566           $  530,079         $  6,957,625   $  5,316,088   $ 29,036,458
                                      =========================================================================================

Units outstanding:
   Variflex Qualified                          160,744               36,270              407,050        338,494      1,550,164
   Variflex Nonqualified                        93,182                6,776               71,631        126,924        156,249
   Variflex ES                                      --                   --                   --             --             --
                                      -----------------------------------------------------------------------------------------
Total Units                                    253,926               43,046              478,681        465,418      1,706,413
                                      =========================================================================================

Unit value
   Variflex Qualified                     $      11.00           $    12.31         $      14.53   $      11.43   $      17.02
   Variflex Nonqualified                  $      11.00           $    12.31         $      14.53   $      11.43   $      17.02
   Variflex ES                            $         --           $       --         $         --   $         --   $         --

Mutual funds, at cost                     $  2,856,896           $  554,215         $  6,301,164   $  5,270,860   $ 25,913,060
Mutual fund shares                             171,551               35,268              434,309        247,952        851,259

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                                                                                              PIMCO VIT
                                      Neuberger Berman   Oppenheimer Main                    PIMCO VIT       Foreign Bond
                                        AMT Socially     Street Small Cap    PIMCO VIT     CommodityReal-   (U.S. Dollar-
                                         Responsive          Fund/VA         All Asset    Return Strategy      Hedged)
                                      ------------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value      $  70,714,547      $  4,431,824     $ 5,285,674     $  1,328,507     $  2,332,914
                                      ------------------------------------------------------------------------------------
Total assets                               70,714,547         4,431,824       5,285,674        1,328,507        2,332,914
                                      ------------------------------------------------------------------------------------
Net assets                              $  70,714,547      $  4,431,824     $ 5,285,674     $  1,328,507     $  2,332,914
                                      ====================================================================================

Net assets:
     Accumulation assets                $  70,540,985      $  4,428,183     $ 5,285,674     $  1,328,507     $  2,332,914
     Annuity assets                           173,562             3,641              --               --               --
                                      ------------------------------------------------------------------------------------
Net assets                              $  70,714,547      $  4,431,824     $ 5,285,674     $  1,328,507     $  2,332,914
                                      ====================================================================================

Units outstanding:
   Variflex Qualified                       3,938,750           289,071         315,568           93,121          131,577
   Variflex Nonqualified                       83,346            46,163         107,803           16,879           90,654
   Variflex ES                                  5,232                --              --               --               --
                                      ------------------------------------------------------------------------------------
Total Units                                 4,027,328           335,234         423,371          110,000          222,231
                                      ====================================================================================

Unit value
   Variflex Qualified                   $       17.56      $      13.22     $     12.49     $      12.08     $      10.50
   Variflex Nonqualified                $       17.56      $      13.22     $     12.49     $      12.08     $      10.50
   Variflex ES                          $       17.62      $         --     $        --     $         --     $         --

Mutual funds, at cost                   $  58,848,188      $  4,380,756     $ 5,293,523     $  1,224,757     $  2,329,256
Mutual fund shares                          3,959,381           245,803         450,996           99,514          230,525

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                          PIMCO VIT      PIMCO VIT       Royce          Rydex VT             SBL
                                        Low Duration    Real Return    Micro-Cap    Sector Rotation   Alpha Opportunity
                                        --------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value      $  4,235,483   $ 17,147,046   $ 5,559,239    $  11,550,738       $  16,723,539
                                        --------------------------------------------------------------------------------
Total assets                               4,235,483     17,147,046     5,559,239       11,550,738          16,723,539
                                        --------------------------------------------------------------------------------
Net assets                              $  4,235,483   $ 17,147,046   $ 5,559,239    $  11,550,738       $  16,723,539
                                        ================================================================================

Net assets:
     Accumulation assets                $  4,235,483   $ 17,147,046   $ 5,559,239    $  11,546,889       $  16,713,050
     Annuity assets                               --             --            --            3,849              10,489
                                        --------------------------------------------------------------------------------
Net assets                              $  4,235,483   $ 17,147,046   $ 5,559,239    $  11,550,738       $  16,723,539
                                        ================================================================================

Units outstanding:
   Variflex Qualified                        305,717      1,173,579       356,104          619,065             853,473
   Variflex Nonqualified                      83,189        307,874        77,904          130,959             276,575
   Variflex ES                                    --             --            --               --                  --
                                        --------------------------------------------------------------------------------
Total Units                                  388,906      1,481,453       434,008          750,024           1,130,048
                                        ================================================================================

Unit value
   Variflex Qualified                   $      10.89   $      11.58   $     12.81    $       15.40       $       14.80
   Variflex Nonqualified                $      10.89   $      11.58   $     12.81    $       15.40       $       14.80
   Variflex ES                          $         --   $         --   $        --    $          --       $          --

Mutual funds, at cost                   $  4,158,522   $ 16,957,406   $ 5,987,955    $  11,050,102       $  14,108,922
Mutual fund shares                           411,212      1,364,125       412,713          753,473           1,013,548

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                               SBL                SBL              SBL             SBL            SBL
                                        Diversified Income   Enhanced Index       Equity      Equity Income      Global
                                        ------------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value         $  58,627,471     $  42,219,732    $ 271,698,901   $ 157,612,059   $ 343,692,638
                                        ------------------------------------------------------------------------------------
Total assets                                  58,627,471        42,219,732      271,698,901     157,612,059     343,692,638
                                        ------------------------------------------------------------------------------------
Net assets                                 $  58,627,471     $  42,219,732    $ 271,698,901   $ 157,612,059   $ 343,692,638
                                        ====================================================================================

Net assets:
     Accumulation assets                   $  58,345,111     $  42,171,790    $ 270,722,155   $ 157,445,681   $ 342,946,709
     Annuity assets                              282,360            47,942          976,746         166,378         745,929
                                        ------------------------------------------------------------------------------------
Net assets                                 $  58,627,471     $  42,219,732    $ 271,698,901   $ 157,612,059   $ 343,692,638
                                        ====================================================================================

Units outstanding:
   Variflex Qualified                          1,371,039         3,753,006        3,723,131       4,375,001       6,647,003
   Variflex Nonqualified                         450,338           276,792          782,502         655,468       1,285,029
   Variflex ES                                       118             1,032              334             478             654
                                        ------------------------------------------------------------------------------------
Total Units                                    1,821,495         4,030,830        4,505,967       5,030,947       7,932,686
                                        ====================================================================================

Unit value
   Variflex Qualified                      $       32.20     $       10.47    $       60.31   $       31.33   $       43.32
   Variflex Nonqualified                   $       32.17     $       10.47    $       60.31   $       31.32   $       43.32
   Variflex ES                             $       17.26     $       10.66    $       21.64   $       32.10   $       40.59

Mutual funds, at cost                      $  54,110,698     $  35,933,132    $ 293,217,167   $ 111,132,410   $ 196,553,964
Mutual fund shares                             4,743,323         3,776,362       11,058,156       6,744,204      28,617,205

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                                                             SBL
                                            SBL              SBL         Managed Asset        SBL              SBL
                                         High Yield    Large Cap Value    Allocation     Mid Cap Growth   Mid Cap Value
                                        --------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value      $ 21,468,688    $  356,776,865   $  56,023,823   $  183,404,887   $ 196,939,189
                                        --------------------------------------------------------------------------------
Total assets                              21,468,688       356,776,865      56,023,823      183,404,887     196,939,189
                                        --------------------------------------------------------------------------------
Net assets                              $ 21,468,688    $  356,776,865   $  56,023,823   $  183,404,887   $ 196,939,189
                                        ================================================================================

Net assets:
     Accumulation assets                $ 21,464,916    $  356,194,170   $  55,843,572   $  183,104,862   $ 196,711,487
     Annuity assets                            3,772           582,695         180,251          300,025         227,702
                                        --------------------------------------------------------------------------------
Net assets                              $ 21,468,688    $  356,776,865   $  56,023,823   $  183,404,887   $ 196,939,189
                                        ================================================================================

Units outstanding:
   Variflex Qualified                      1,111,637         3,847,470       2,046,832        3,335,465       3,514,929
   Variflex Nonqualified                      39,787           795,234         373,086          813,554         107,860
   Variflex ES                                    47             1,745             573              342           1,374
                                        --------------------------------------------------------------------------------
Total Units                                1,151,471         4,644,449       2,420,491        4,149,361       3,624,163
                                        ================================================================================

Unit value
   Variflex Qualified                   $      18.65    $        76.82   $       23.15   $        44.21   $       54.34
   Variflex Nonqualified                $      18.65    $        76.78   $       23.15   $        44.19   $       54.34
   Variflex ES                          $      19.08    $        25.11   $       23.72   $        34.88   $       55.53

Mutual funds, at cost                   $ 18,919,067    $  315,038,855   $  42,986,292   $  159,765,519   $ 109,330,223
Mutual fund shares                         1,119,327        12,769,394       2,848,186        6,550,175       4,133,904

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                             SBL           SBL              SBL                SBL          Van Kampen
                                        Money Market     Select 25    Small Cap Growth   Small Cap Value   LIT Comstock
                                        --------------------------------------------------------------------------------
Assets:
     Mutual funds, at market value      $ 42,200,622   $ 33,074,149     $  37,979,810     $  71,204,341    $  3,294,898
                                        --------------------------------------------------------------------------------
Total assets                              42,200,622     33,074,149        37,979,810        71,204,341       3,294,898
                                        --------------------------------------------------------------------------------
Net assets                              $ 42,200,622   $ 33,074,149     $  37,979,810     $  71,204,341    $  3,294,898
                                        ================================================================================

Net assets:
     Accumulation assets                $ 42,087,949   $ 33,057,994     $  37,971,009     $  71,068,040    $  3,294,898
     Annuity assets                          112,673         16,155             8,801           136,301               -
                                        --------------------------------------------------------------------------------
Net assets                              $ 42,200,622   $ 33,074,149     $  37,979,810     $  71,204,341    $  3,294,898
                                        ================================================================================

Units outstanding:
   Variflex Qualified                      1,345,631      3,158,912         1,934,906         2,297,183         267,092
   Variflex Nonqualified                     456,572        451,401            92,972           162,780          25,161
   Variflex ES                                    68          2,299             1,481               752               -
                                        --------------------------------------------------------------------------------
Total Units                                1,802,271      3,612,612         2,029,359         2,460,715         292,253
                                        ================================================================================

Unit value
   Variflex Qualified                   $      23.42   $       9.16     $       18.71     $       28.94    $      11.28
   Variflex Nonqualified                $      23.42   $       9.16     $       18.71     $       28.94    $      11.28
   Variflex ES                          $      14.14   $       9.32     $       19.11     $       29.39    $          -

Mutual funds, at cost                   $ 40,765,863   $ 32,002,480     $  29,800,108     $  41,164,383    $  3,361,674
Mutual fund shares                         3,165,838      3,252,129         1,866,330         2,470,657         238,761

See accompanying notes.

                                    Variflex

                                December 31, 2007

                                            Van Kampen       Van Kampen UIF
                                          LIT Government    Equity and Income
                                         -------------------------------------
Assets:
      Mutual funds, at market value       $  8,531,093        $  6,836,547
                                         ------------------------------------
Total assets                                 8,531,093           6,836,547
                                         ------------------------------------
Net assets                                $  8,531,093        $  6,836,547
                                         ====================================

Net assets:
      Accumulation assets                 $  8,531,093        $  6,836,547
      Annuity assets                                --                  --
                                         ------------------------------------
Net assets                                $  8,531,093        $  6,836,547
                                         ====================================

Units outstanding:
   Variflex Qualified                          723,533             543,280
   Variflex Nonqualified                        59,782              52,189
   Variflex ES                                      --                  --
                                         ------------------------------------
Total Units                                    783,315             595,469
                                         ====================================

Unit value
   Variflex Qualified                     $      10.89        $      11.48
   Variflex Nonqualified                  $      10.89        $      11.48
   Variflex ES                            $         --        $         --

Mutual funds, at cost                     $  8,239,778        $  6,829,959
Mutual fund shares                             897,066             463,809

See accompanying notes.

                                    Variflex

                            Statements of Operations

                          Year Ended December 31, 2007

                                       AIM V.I.         AIM V.I.            AIM V.I.            AIM V.I.             AIM V.I.
                                     Basic Value  Capital Development  Global Health Care  Global Real Estate  International Growth
                                     -----------------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions            $    51,429     $          --         $       --        $     800,085         $     78,308
   Expenses:
      Administration fee                  (3,905)           (7,740)            (1,982)              (8,785)              (4,340)
      Mortality and expense
         risk fee                       (152,287)         (324,088)           (28,070)            (231,123)            (162,157)
                                     -----------------------------------------------------------------------------------------------
Net investment income (loss)            (104,763)         (331,828)           (30,052)             560,177              (88,189)

Net realized and unrealized
   capital gain (loss)
   on investments:
      Capital gains distributions        864,623         2,838,488                 --            1,909,618                   --
      Realized capital gain (loss)
         on sales of fund shares         163,666           879,803             99,927            2,923,665              574,099
      Change in unrealized
         appreciation/depreciation
         on investments during
         the year                     (1,341,772)       (1,879,204)           150,868           (5,982,651)             576,742
                                     -----------------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments           (313,483)        1,839,087            250,795           (1,149,368)           1,150,841
                                     -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations            $  (418,246)    $   1,507,259         $  220,743        $    (589,191)        $  1,062,652
                                     ===============================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                          AIM V.I.       American Century  American Century      Dreyfus IP         Dreyfus VIF
                                    Mid Cap Core Equity      VP Ultra          VP Value      Technology Growth  International Value
                                    ------------------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions               $    2,387          $       --      $     180,341       $       --         $     260,701
   Expenses:
     Administration fee                     (2,095)             (4,113)           (10,203)            (851)               (7,989)
     Mortality and expense
      risk fee                             (50,520)            (47,435)          (145,581)         (15,146)             (211,596)
                                    ------------------------------------------------------------------------------------------------
Net investment income (loss)               (50,228)            (51,548)            24,557          (15,997)               41,116

Net realized and unrealized
   capital gain (loss) on
   investments:
     Capital gains distributions            71,701                  --          1,030,502               --             2,332,484
     Realized capital gain (loss)
       on sales of fund shares              59,199             142,423             28,987           49,125               499,830
     Change in unrealized
       appreciation/depreciation
       on investments during
       the year                             71,877             552,396         (1,750,784)         131,599            (2,398,709)
                                    ------------------------------------------------------------------------------------------------
Net realized and unrealized
   capital gain (loss) on
   investments                             202,777             694,819           (691,295)         180,724               433,605
                                    ------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations               $  152,549          $  643,271      $    (666,738)      $  164,727         $     474,721
                                    ================================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                       Legg Mason Partners   Legg Mason Partners     MFS VIT
                                       Variable Aggressive   Variable Small Cap      Research         MFS VIT       MFS VIT
                                              Growth                Growth         International   Total Return    Utilities
                                       ---------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                  $        --       $           --        $          --   $    203,611   $   112,628
   Expenses:
     Administration fee                         (1,003)                (184)              (1,496)        (3,774)       (6,365)
     Mortality and expense risk fee            (23,161)              (5,632)             (60,082)      (110,008)     (229,415)
                                       ---------------------------------------------------------------------------------------
Net investment income (loss)                   (24,164)              (5,816)             (61,578)        89,829      (123,152)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                21,104               34,280               43,478        212,240       967,017
     Realized capital gain (loss) on
       sales of fund shares                    132,910               21,497               74,836        172,016       254,807
     Change in unrealized
       appreciation/depreciation on
       investments during the year            (133,307)             (13,105)             378,400       (260,577)    2,396,471
                                       ---------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                   20,707               42,672              496,714        123,679     3,618,295
                                       ---------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                  $    (3,457)      $       36,856        $     435,136   $    213,508   $ 3,495,143
                                       =======================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                       Neuberger Berman   Oppenheimer Main                  PIMCO VIT            PIMCO VIT
                                         AMT Socially     Street Small Cap   PIMCO VIT   CommodityReal-         Foreign Bond
                                          Responsive          Fund/VA        All Asset   Return Strategy   (U.S. Dollar-Hedged)
                                       -----------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                $     13,475       $     7,812      $ 402,069     $    41,941          $   63,204
   Expenses:
     Administration fee                       (49,598)           (3,157)        (2,647)           (302)               (589)
     Mortality and expense risk fee          (903,301)          (61,382)       (66,138)         (9,734)            (22,677)
                                       -----------------------------------------------------------------------------------------
Net investment income (loss)                 (939,424)          (56,727)       333,284          31,905              39,938

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions              238,054           168,946             --              --                  --
     Realized capital gain (loss) on
       sales of fund shares                 1,933,818           285,101         42,863           2,149             (10,305)
     Change in unrealized
       appreciation/depreciation on
       investments during the year          3,138,004          (540,614)         1,704         145,975              19,881
                                       -----------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               5,309,876           (86,567)        44,567         148,124               9,576
                                       -----------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                $  4,370,452       $  (143,294)     $ 377,851     $   180,029          $   49,514
                                       =========================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                         PIMCO VIT      PIMCO VIT        Royce           Rydex VT              SBL
                                       Low Duration    Real Return     Micro-Cap     Sector Rotation    Alpha Opportunity
                                       -----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $    219,879    $   757,148    $   84,341      $         --        $         --
   Expenses:
     Administration fee                      (1,179)        (6,527)       (2,387)           (2,454)             (7,063)
     Mortality and expense risk fee         (56,200)      (196,846)      (72,369)          (78,675)           (155,014)
                                       -----------------------------------------------------------------------------------
Net investment income (loss)                162,500        553,775         9,585           (81,129)           (162,077)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                 --         38,526       480,598           810,972                  --
     Realized capital gain (loss) on
       sales of fund shares                   1,077       (268,524)      189,561           171,463             615,227
     Change in unrealized
       appreciation/depreciation on
       investments during the year          107,361      1,195,010      (545,071)          194,265           1,334,794
                                       -----------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               108,438        965,012       125,088         1,176,700           1,950,021
                                       -----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations              $    270,938    $ 1,518,787    $  134,673      $  1,095,571        $  1,787,944
                                       ===================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                              SBL                  SBL               SBL             SBL             SBL
                                       Diversified Income    Enhanced Index        Equity       Equity Income       Global
                                       ----------------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions                 $         --        $         --     $          --    $          --    $          --
   Expenses:
     Administration fee                        (34,040)            (34,765)         (212,894)         (69,876)        (139,633)
     Mortality and expense risk fee           (763,430)           (574,687)       (3,862,807)      (2,057,378)      (4,409,442)
                                       ----------------------------------------------------------------------------------------
Net investment income (loss)                  (797,470)           (609,452)       (4,075,701)      (2,127,254)      (4,549,075)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                    --                  --                --               --               --
     Realized capital gain (loss) on
       sales of fund shares                    938,942           1,930,151        (1,215,869)       7,037,986       26,069,918
     Change in unrealized
       appreciation/depreciation on
       investments during the year             839,857          (1,303,747)      (12,088,065)      (2,171,264)       4,998,665
                                       ----------------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments                1,778,799             626,404       (13,303,934)       4,866,722       31,068,583
                                       ----------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations                 $    981,329        $     16,952     $ (17,379,635)   $   2,739,468    $  26,519,508
                                       ========================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                                                             SBL
                                           SBL              SBL         Managed Asset        SBL              SBL
                                        High Yield    Large Cap Value     Allocation    Mid Cap Growth   Mid Cap Value
                                       --------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions              $         --   $            --   $          --   $           --   $          --
   Expenses:
     Administration fee                     (10,562)         (158,362)        (27,405)        (142,540)       (103,899)
     Mortality and expense risk fee        (278,624)       (4,663,793)       (683,540)      (2,811,763)     (2,669,444)
                                       --------------------------------------------------------------------------------
Net investment income (loss)               (289,186)       (4,822,155)       (710,945)      (2,954,303)     (2,773,343)

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                 --                --              --               --              --
     Realized capital gain (loss) on
       sales of fund shares               1,560,216         7,439,241       2,183,663       16,009,038      19,427,093
     Change in unrealized
       appreciation/depreciation on
       investments during the year       (1,072,912)       15,115,538       1,125,079      (38,278,528)    (14,319,132)
                                       --------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments               487,304        22,554,779       3,308,742      (22,269,490)      5,107,961
                                       --------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations              $    198,118   $    17,732,624   $   2,597,797   $  (25,223,793)  $   2,334,618
                                       ================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                           SBL             SBL             SBL               SBL          Van Kampen LIT
                                       Money Market     Select 25    Small Cap Growth   Small Cap Value      Comstock
                                       ----------------------------------------------------------------------------------
Net investment income (loss):
   Dividend distributions               $        --   $         --     $         --       $        --       $   54,419
   Expenses:
     Administration fee                     (20,836)       (44,989)         (26,391)          (36,044)          (1,388)
     Mortality and expense risk fee        (461,536)      (462,792)        (503,912)         (925,544)         (41,200)
                                       ----------------------------------------------------------------------------------
Net investment income (loss)               (482,372)      (507,781)        (530,303)         (961,588)          11,831

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                 --             --               --                --           75,547
     Realized capital gain (loss) on
       sales of fund shares               1,349,980        866,818        2,477,339         7,021,670          107,221
     Change in unrealized
       appreciation/depreciation on
       investments during the year          397,418     (3,031,707)        (120,562)          523,358         (306,328)
                                       ----------------------------------------------------------------------------------
Net realized and unrealized capital
   gain (loss) on investments             1,747,398     (2,164,889)       2,356,777         7,545,028         (123,560)
                                       ----------------------------------------------------------------------------------
Net increase (decrease) in net
   assets from operations               $ 1,265,026   $ (2,672,670)    $  1,826,474       $ 6,583,440       $ (111,729)
                                       ==================================================================================

See accompanying notes.

                                    Variflex

                          Year Ended December 31, 2007

                                           Van Kampen LIT     Van Kampen UIF
                                             Government     Equity and Income
                                           -----------------------------------
Net investment income (loss):
   Dividend distributions                    $ 257,774          $   63,388
   Expenses:
     Administration fee                         (2,676)             (2,051)
     Mortality and expense risk fee            (82,259)            (41,998)
                                           -----------------------------------
Net investment income (loss)                   172,839              19,339

Net realized and unrealized capital
   gain (loss) on investments:
     Capital gains distributions                    --              89,246
     Realized capital gain (loss) on
       sales of fund shares                     (1,932)             33,235
     Change in unrealized
       appreciation/depreciation on
       investments during the year             223,794            (101,220)
                                           -----------------------------------
Net realized and unrealized capital
   gain (loss) on investments                  221,862              21,261
                                           -----------------------------------
Net increase (decrease) in net assets
   from operations                           $ 394,701          $   40,600
                                           ===================================

See accompanying notes.

                                    Variflex

                       Statements of Changes in Net Assets

                     Years Ended December 31, 2007 and 2006

                                                                                 AIM V.I.                      AIM V.I.
                                                                                Basic Value              Capital Development
                                                                            2007           2006          2007            2006
                                                                        ---------------------------------------------------------.
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                       $   (104,763)  $   (38,147)  $   (331,828)  $    (33,467)
     Capital gains distributions                                             864,623       206,104      2,838,488        207,147
     Realized capital gain (loss) on sales of fund shares                    163,666        98,262        879,803          1,839
     Change in unrealized appreciation/depreciation on investments
       during the year                                                    (1,341,772)      184,791     (1,879,204)       382,638
                                                                        ---------------------------------------------------------
   Net increase (decrease) in net assets from operations                    (418,246)      451,010      1,507,259        558,157

   From contract owner transactions:
     Variable annuity deposits                                             1,221,682       335,653      2,569,342        229,783
     Contract owner maintenance charges                                       (2,449)       (3,775)        (4,932)        (1,450)
     Terminations and withdrawals                                         (1,503,915)     (777,752)    (2,500,750)      (124,436)
     Annuity payments                                                             --            --             --           (170)
     Transfers between subaccounts, net                                   10,628,081     1,803,814     20,714,419     11,721,029
     Mortality adjustment                                                         --            --             --             --
                                                                        ---------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                         10,343,399     1,357,940     20,778,079     11,824,756
                                                                        ---------------------------------------------------------
Net increase (decrease) in net assets                                      9,925,153     1,808,950     22,285,338     12,382,913
Net assets at beginning of year                                            4,936,151     3,127,201     12,391,271          8,358
                                                                        ---------------------------------------------------------
Net assets at end of year                                               $ 14,861,304   $ 4,936,151   $ 34,676,609   $ 12,391,271
                                                                        =========================================================

                                                                                 AIM V.I.                      AIM V.I.
                                                                            Global Health Care            Global Real Estate
                                                                            2007           2006          2007           2006
                                                                        ---------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                       $    (30,052)  $   (32,295)  $    560,177   $     45,406
     Capital gains distributions                                                  --            --      1,909,618        727,029
     Realized capital gain (loss) on sales of fund shares                     99,927       101,435      2,923,665      1,079,209
     Change in unrealized
       appreciation/depreciation on investments during the year              150,868        (9,669)    (5,982,651)     3,295,296
                                                                        ---------------------------------------------------------
   Net increase (decrease) in net assets from operations                     220,743        59,471       (589,191)     5,146,940

   From contract owner transactions:
     Variable annuity deposits                                               296,652       315,630      1,805,495      1,422,774
     Contract owner maintenance charges                                       (1,508)       (3,914)        (4,085)       (14,753)
     Terminations and withdrawals                                           (413,515)     (547,396)    (1,765,273)    (1,662,691)
     Annuity payments                                                             --            --             --             --
     Transfers between subaccounts, net                                      780,634       (56,083)    (9,483,580)     7,170,818
     Mortality adjustment                                                         --            --             --             --
                                                                        ---------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                            662,263      (291,763)    (9,447,443)     6,916,148
                                                                        ---------------------------------------------------------
Net increase (decrease) in net assets                                        883,006      (232,292)   (10,036,634)    12,063,088
Net assets at beginning of year                                            1,928,566     2,160,858     22,803,436     10,740,348
                                                                        ---------------------------------------------------------
Net assets at end of year                                               $  2,811,572   $ 1,928,566   $ 12,766,802   $ 22,803,436
                                                                        =========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                                AIM V.I.                      AIM V.I.
                                                                          International Growth          Mid Cap Core Equity
                                                                          2007           2006           2007           2006
                                                                      ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                     $    (88,189)  $     24,717   $    (50,228)  $    (23,419)
     Capital gains distributions                                                --             --         71,701        216,312
     Realized capital gain (loss) on sales of fund shares                  574,099         55,314         59,199         37,573
     Change in unrealized appreciation/depreciation on investments
       during the year                                                     576,742        797,495         71,877        (86,992)
                                                                      ----------------------------------------------------------
   Net increase (decrease) in net assets from operations                 1,062,652        877,526        152,549        143,474

   From contract owner transactions:
     Variable annuity deposits                                           1,042,365        351,078        346,600        462,855
     Contract owner maintenance charges                                       (874)        (2,692)        (1,180)        (3,031)
     Terminations and withdrawals                                       (2,294,531)      (490,893)      (577,448)      (583,741)
     Annuity payments                                                           --           (688)            --             --
     Transfers between subaccounts, net                                 12,496,630      7,492,207      3,475,294     (1,196,103)
     Mortality adjustment                                                       --             --             --             --
                                                                      ----------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                       11,243,590      7,349,012      3,243,266     (1,320,020)
                                                                      ----------------------------------------------------------
Net increase (decrease) in net assets                                   12,306,242      8,226,538      3,395,815     (1,176,546)
Net assets at beginning of year                                          8,407,216        180,678      2,271,483      3,448,029
                                                                      ----------------------------------------------------------
Net assets at end of year                                             $ 20,713,458   $  8,407,216   $  5,667,298   $  2,271,483
                                                                      ==========================================================

                                                                            American Century              American Century
                                                                                VP Ultra                      VP Value
                                                                          2007           2006           2007           2006
                                                                      ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                     $    (51,548)  $    (53,889)  $     24,557   $     (8,612)
     Capital gains distributions                                                --             --      1,030,502        723,529
     Realized capital gain (loss) on sales of fund shares                  142,423         (2,382)        28,987        (54,994)
     Change in unrealized appreciation/depreciation on investments
       during the year                                                     552,396       (273,212)    (1,750,784)       797,754
                                                                      ----------------------------------------------------------
   Net increase (decrease) in net assets from operations                   643,271       (329,483)      (666,738)     1,457,677

   From contract owner transactions:
     Variable annuity deposits                                             453,668        487,087      1,160,874      1,140,408
     Contract owner maintenance charges                                     (1,506)        (6,273)        (3,602)       (13,934)
     Terminations and withdrawals                                         (642,612)      (894,406)    (1,914,509)    (1,484,028)
     Annuity payments                                                           --             --             --             --
     Transfers between subaccounts, net                                  2,997,988     (2,057,633)      (865,631)     2,833,354
     Mortality adjustment                                                       --             --             --             --
                                                                      ----------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                        2,807,538     (2,471,225)    (1,622,868)     2,475,800
                                                                      ----------------------------------------------------------
Net increase (decrease) in net assets                                    3,450,809     (2,800,708)    (2,289,606)     3,933,477
Net assets at beginning of year                                          3,249,809      6,050,517     11,977,500      8,044,023
                                                                      ----------------------------------------------------------
Net assets at end of year                                             $  6,700,618   $  3,249,809   $  9,687,894   $ 11,977,500
                                                                      ==========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                              Dreyfus IP                     Dreyfus VIF
                                                                           Technology Growth             International Value
                                                                          2007           2006           2007            2006
                                                                      -----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                     $   (15,997)   $    (3,237)   $     41,116    $     (5,675)
     Capital gains distributions                                               --             --       2,332,484       1,176,107
     Realized capital gain (loss) on sales of fund shares                  49,125          1,673         499,830         618,206
     Change in unrealized appreciation/depreciation on investments
       during the year                                                    131,599         15,383      (2,398,709)      1,083,480
                                                                      -----------------------------------------------------------
   Net increase (decrease) in net assets from operations                  164,727         13,819         474,721       2,872,118

   From contract owner transactions:
     Variable annuity deposits                                            116,283         47,333       1,342,805       1,306,007
     Contract owner maintenance charges                                      (146)          (387)         (4,596)        (18,937)
     Terminations and withdrawals                                         (92,893)       (36,656)     (2,782,085)     (3,144,669)
     Annuity payments                                                          --             --              --              --
     Transfers between subaccounts, net                                 5,373,573        227,749      (3,149,062)      4,778,442
     Mortality adjustment                                                      --             --              --              --
                                                                      -----------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                       5,396,817        238,039      (4,592,938)      2,920,843
                                                                      -----------------------------------------------------------
Net increase (decrease) in net assets                                   5,561,544        251,858      (4,118,217)      5,792,961
Net assets at beginning of year                                           423,304        171,446      18,414,875      12,621,914
                                                                      -----------------------------------------------------------
Net assets at end of year                                             $ 5,984,848    $   423,304    $ 14,296,658    $ 18,414,875
                                                                      ===========================================================

                                                                          Legg Mason Partners            Legg Mason Partners
                                                                      Variable Aggressive Growth      Variable Small Cap Growth
                                                                          2007           2006           2007            2006
                                                                      -----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                     $   (24,164)   $    (6,876)   $     (5,816)   $     (4,276)
     Capital gains distributions                                           21,104             --          34,280          21,024
     Realized capital gain (loss) on sales of fund shares                 132,910           (473)         21,497         (22,194)
     Change in unrealized appreciation/depreciation on investments
       during the year                                                   (133,307)        71,052         (13,105)         (9,328)
                                                                      -----------------------------------------------------------
   Net increase (decrease) in net assets from operations                   (3,457)        63,703          36,856         (14,774)

   From contract owner transactions:
     Variable annuity deposits                                            189,912         95,036          43,671          76,743
     Contract owner maintenance charges                                      (234)          (470)             --            (174)
     Terminations and withdrawals                                        (142,975)       (17,355)       (142,048)        (35,178)
     Annuity payments                                                          --           (654)             --            (322)
     Transfers between subaccounts, net                                   574,572      2,010,137         155,423         384,486
     Mortality adjustment                                                      --             --              --              --
                                                                      -----------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                         621,275      2,086,694          57,046         425,555
                                                                      -----------------------------------------------------------
Net increase (decrease) in net assets                                     617,818      2,150,397          93,902         410,781
Net assets at beginning of year                                         2,176,748         26,351         436,177          25,396
                                                                      -----------------------------------------------------------
Net assets at end of year                                             $ 2,794,566    $ 2,176,748    $    530,079    $    436,177
                                                                      ===========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                      MFS VIT                      MFS VIT
                                               Research International           Total Return
                                                 2007          2006           2007          2006
                                             --------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (61,578)  $     2,550   $     89,829   $     26,029
     Capital gains distributions                   43,478        61,418        212,240        110,864
     Realized capital gain (loss) on sales
       of fund shares                              74,836        49,710        172,016         (1,323)
     Change in unrealized
       appreciation/depreciation on
       investments during the year                378,400       276,643       (260,577)       318,241
                                             ---------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              435,136       390,321        213,508        453,811

   From contract owner transactions:
     Variable annuity deposits                    325,067       210,429      1,166,427        827,582
     Contract owner maintenance charges              (221)       (1,594)        (1,517)        (2,468)
     Terminations and withdrawals                (382,340)     (286,253)      (811,475)      (310,594)
     Annuity payments                                  --          (691)            --             --
     Transfers between subaccounts, net         3,066,169     3,054,450     (1,656,800)     3,486,216
     Mortality adjustment                              --            --             --             --
                                             ---------------------------------------------------------
   Net increase (decrease) in net assets from
     contract owner transactions                3,008,675     2,976,341     (1,303,365)     4,000,736
                                             ---------------------------------------------------------
Net increase (decrease) in net assets           3,443,811     3,366,662     (1,089,857)     4,454,547
Net assets at beginning of year                 3,513,814       147,152      6,405,945      1,951,398
                                             ---------------------------------------------------------
Net assets at end of year                    $  6,957,625   $ 3,513,814   $  5,316,088   $  6,405,945
                                             =========================================================

                                                       MFS VIT                  Neuberger Berman
                                                      Utilities             AMT Socially Responsive
                                                 2007           2006          2007          2006*
                                             ---------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $   (123,152)  $   (16,722)  $   (939,424)  $   (479,432)
     Capital gains distributions                  967,017        19,645        238,054             --
     Realized capital gain (loss) on sales
       of fund shares                             254,807        67,623      1,933,818        392,535
     Change in unrealized
       appreciation/depreciation on
       investments during the year              2,396,471       726,828      3,138,004      8,728,157
                                             ---------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                            3,495,143       797,374      4,370,452      8,641,260

   From contract owner transactions:
     Variable annuity deposits                  2,207,540       357,489      2,917,232      2,351,540
     Contract owner maintenance charges           (11,368)       (1,737)        (7,248)       (46,209)
     Terminations and withdrawals              (2,323,450)     (295,348)    (9,847,277)    (5,339,488)
     Annuity payments                                  --            --             --         (2,448)
     Transfers between subaccounts, net        19,195,961     5,586,808     (2,066,878)    69,713,520
     Mortality adjustment                              --            --         29,786            305
                                             ---------------------------------------------------------
   Net increase (decrease) in net assets from
     contract owner transactions               19,068,683     5,647,212     (8,974,385)    66,677,220
                                             ---------------------------------------------------------
Net increase (decrease) in net assets          22,563,826     6,444,586     (4,603,933)    75,318,480
Net assets at beginning of year                 6,472,632        28,046     75,318,480             --
                                             ---------------------------------------------------------
Net assets at end of year                    $ 29,036,458   $ 6,472,632   $ 70,714,547   $ 75,318,480
                                             =========================================================

* For the period from April 27, 2006 (inception date) to December 31, 2006.

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                      Oppenheimer
                                                      Main Street                  PIMCO VIT
                                                  Small Cap Fund/VA                All Asset
                                                 2007           2006          2007           2006
                                             --------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (56,727)  $   (60,573)  $    333,284   $   252,103
     Capital gains distributions                  168,946       136,611             --        14,838
     Realized capital gain (loss) on sales
       of fund shares                             285,101       257,217         42,863        22,249
     Change in unrealized
       appreciation/depreciation on
       investments during the year               (540,614)      267,465          1,704       (91,206)
                                             --------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                             (143,294)      600,720        377,851       197,984

   From contract owner transactions:
     Variable annuity deposits                    500,647       607,759        517,553       593,120
     Contract owner maintenance charges            (1,417)       (4,790)          (966)       (5,746)
     Terminations and withdrawals              (1,258,373)     (774,133)    (1,269,257)     (947,909)
     Annuity payments                                  --            --             --            --
     Transfers between subaccounts, net          (138,580)    1,658,172       (277,380)     (566,506)
     Mortality adjustment                              --            --             --            --
                                             --------------------------------------------------------
   Net increase (decrease) in net assets
     from contract owner transactions            (897,723)    1,487,008     (1,030,050)     (927,041)
                                             --------------------------------------------------------
Net increase (decrease) in net assets          (1,041,017)    2,087,728       (652,199)     (729,057)
Net assets at beginning of year                 5,472,841     3,385,113      5,937,873     6,666,930
                                             --------------------------------------------------------
Net assets at end of year                    $  4,431,824   $ 5,472,841   $  5,285,674   $ 5,937,873
                                             ========================================================

                                                      PIMCO VIT                    PIMCO VIT
                                                    CommodityReal-               Foreign Bond
                                                   Return Strategy           (U.S. Dollar-Hedged)
                                                 2007           2006          2007          2006
                                             --------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     31,905   $    18,778   $     39,938   $    19,638
     Capital gains distributions                       --         2,572             --        15,515
     Realized capital gain (loss) on sales
       of fund shares                               2,149        (5,743)       (10,305)       (4,720)
     Change in unrealized
       appreciation/depreciation on
       investments during the year                145,975       (40,183)        19,881       (16,951)
                                             --------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              180,029       (24,576)        49,514        13,482

   From contract owner transactions:
     Variable annuity deposits                     67,294        55,757        125,242       167,657
     Contract owner maintenance charges              (202)         (412)           (31)         (423)
     Terminations and withdrawals                (114,027)      (78,838)      (184,309)      (37,381)
     Annuity payments                                  --            --             --            --
     Transfers between subaccounts, net           564,995       592,649        727,125     1,084,614
     Mortality adjustment                              --            --             --            --
                                             --------------------------------------------------------
   Net increase (decrease) in net assets
     from contract owner transactions             518,060       569,156        668,027     1,214,467
                                             --------------------------------------------------------
Net increase (decrease) in net assets             698,089       544,580        717,541     1,227,949
Net assets at beginning of year                   630,418        85,838      1,615,373       387,424
                                             --------------------------------------------------------
Net assets at end of year                    $  1,328,507   $   630,418   $  2,332,914   $ 1,615,373
                                             ========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                          PIMCO VIT                    PIMCO VIT
                                                                         Low Duration                 Real Return
                                                                      2007          2006          2007           2006
                                                                  --------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                $   162,500   $   142,407   $    553,775   $    498,830
      Capital gains distributions                                          --            --         38,526        423,571
      Realized capital gain (loss) on sales of fund shares              1,077       (36,013)      (268,524)      (253,236)
      Change in unrealized appreciation/depreciation on
        investments during the year                                   107,361        33,718      1,195,010       (709,233)
                                                                  --------------------------------------------------------
   Net increase (decrease) in net assets from operations              270,938       140,112      1,518,787        (40,068)

   From contract owner transactions:
      Variable annuity deposits                                       428,243       463,961      1,259,126      2,338,657
      Contract owner maintenance charges                               (2,181)       (4,714)        (3,682)       (16,117)
      Terminations and withdrawals                                   (800,552)   (1,279,111)    (2,810,933)    (2,686,381)
      Annuity payments                                                     --            --             --             --
      Transfers between subaccounts, net                             (354,607)    1,245,600      2,427,810       (150,496)
      Mortality adjustment                                                 --            --             --             --
                                                                  --------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                    (729,097)      425,736        872,321       (514,337)
                                                                  --------------------------------------------------------
Net increase (decrease) in net assets                                (458,159)      565,848      2,391,108       (554,405)
Net assets at beginning of year                                     4,693,642     4,127,794     14,755,938     15,310,343
                                                                  --------------------------------------------------------
Net assets at end of year                                         $ 4,235,483   $ 4,693,642   $ 17,147,046   $ 14,755,938
                                                                  ========================================================

                                                                            Royce                       Rydex VT
                                                                          Micro-Cap                 Sector Rotation
                                                                      2007          2006          2007           2006
                                                                  --------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                $     9,585   $   (33,249)  $    (81,129)  $    (66,805)
      Capital gains distributions                                     480,598       237,647        810,972        235,494
      Realized capital gain (loss) on sales of fund shares            189,561       (85,680)       171,463        102,756
      Change in unrealized appreciation/depreciation on
        investments during the year                                  (545,071)      114,195        194,265         10,970
                                                                  --------------------------------------------------------
   Net increase (decrease) in net assets from operations              134,673       232,913      1,095,571        282,415

   From contract owner transactions:
      Variable annuity deposits                                       556,048       559,405        403,666        434,164
      Contract owner maintenance charges                                 (849)       (1,575)          (624)        (3,913)
      Terminations and withdrawals                                   (796,301)     (356,691)      (993,239)      (682,056)
      Annuity payments                                                     --          (330)            --           (321)
      Transfers between subaccounts, net                              621,329     4,453,461      6,142,143        547,297
      Mortality adjustment                                                 --            --             --             --
                                                                  --------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                     380,227     4,654,270      5,551,946        295,171
                                                                  --------------------------------------------------------
Net increase (decrease) in net assets                                 514,900     4,887,183      6,647,517        577,586
Net assets at beginning of year                                     5,044,339       157,156      4,903,221      4,325,635
                                                                  --------------------------------------------------------
Net assets at end of year                                         $ 5,559,239   $ 5,044,339   $ 11,550,738   $  4,903,221
                                                                  ========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                               SBL                              SBL
                                                                        Alpha Opportunity               Diversified Income
                                                                       2007            2006            2007            2006
                                                                  --------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                $    (162,077)  $    (109,304)  $    (797,470)  $    (861,051)
      Capital gains distributions                                            --              --              --              --
      Realized capital gain (loss) on sales of fund shares              615,227         370,107         938,942         471,406
      Change in unrealized appreciation/depreciation on
        investments during the year                                   1,334,794         752,851         839,857       1,911,425
                                                                  --------------------------------------------------------------
   Net increase (decrease) in net assets from operations              1,787,944       1,013,654         981,329       1,521,780

   From contract owner transactions:
      Variable annuity deposits                                       1,377,365       1,075,540       3,121,586       4,103,922
      Contract owner maintenance charges                                 (3,876)         (9,322)        (12,293)        (79,297)
      Terminations and withdrawals                                   (2,300,353)     (1,359,708)    (11,262,374)    (11,145,311)
      Annuity payments                                                       --          (2,287)             --         (28,798)
      Transfers between subaccounts, net                              5,168,413       1,761,945         200,215      (4,053,404)
      Mortality adjustment                                                   --              --           3,156           3,306
                                                                  --------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                     4,241,549       1,466,168      (7,949,710)    (11,199,582)
                                                                  --------------------------------------------------------------
Net increase (decrease) in net assets                                 6,029,493       2,479,822      (6,968,381)     (9,677,802)
Net assets at beginning of year                                      10,694,046       8,214,224      65,595,852      75,273,654
                                                                  --------------------------------------------------------------
Net assets at end of year                                         $  16,723,539   $  10,694,046   $  58,627,471   $  65,595,852
                                                                  ==============================================================

                                                                               SBL                              SBL
                                                                          Enhanced Index                      Equity
                                                                       2007            2006            2007            2006
                                                                  --------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                $    (609,452)  $    (444,532)  $  (4,075,701)  $  (4,319,023)
      Capital gains distributions                                            --              --              --              --
      Realized capital gain (loss) on sales of fund shares            1,930,151         974,331      (1,215,869)     (8,620,206)
      Change in unrealized appreciation/depreciation on
        investments during the year                                  (1,303,747)      5,916,897     (12,088,065)     51,542,302
                                                                  --------------------------------------------------------------
   Net increase (decrease) in net assets from operations                 16,952       6,446,696     (17,379,635)     38,603,073

   From contract owner transactions:
      Variable annuity deposits                                       3,674,524       3,609,698      12,772,498      15,568,963
      Contract owner maintenance charges                                (19,445)        (61,620)        (17,550)       (376,724)
      Terminations and withdrawals                                   (9,090,744)     (6,848,826)    (49,366,912)    (51,470,816)
      Annuity payments                                                       --         (10,201)             --         (97,621)
      Transfers between subaccounts, net                             (2,462,918)     23,841,158     (29,896,316)    (27,462,967)
      Mortality adjustment                                                   --              --          13,171          10,695
                                                                  --------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                    (7,898,583)     20,530,209     (66,495,109)    (63,828,470)
                                                                  --------------------------------------------------------------
Net increase (decrease) in net assets                                (7,881,631)     26,976,905     (83,874,744)    (25,225,397)
Net assets at beginning of year                                      50,101,363      23,124,458     355,573,645     380,799,042
                                                                  --------------------------------------------------------------
Net assets at end of year                                         $  42,219,732   $  50,101,363   $ 271,698,901   $ 355,573,645
                                                                  ==============================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                                  SBL                            SBL
                                                                             Equity Income                     Global
                                                                        2007            2006            2007            2006
                                                                    --------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                  $  (2,127,254)  $  (1,896,994)  $  (4,549,075)  $  (4,363,878)
      Capital gains distributions                                              --              --              --              --
      Realized capital gain (loss) on sales of fund shares              7,037,986       4,394,569      26,069,918      16,767,461
      Change in unrealized appreciation/depreciation on
        investments during the year                                    (2,171,264)     23,069,083       4,998,665      40,797,642
                                                                    --------------------------------------------------------------
   Net increase (decrease) in net assets from operations                2,739,468      25,566,658      26,519,508      53,201,225

   From contract owner transactions:
      Variable annuity deposits                                         9,645,533      10,616,382      14,112,114      15,678,564
      Contract owner maintenance charges                                  (24,026)       (142,511)        (32,140)       (289,354)
      Terminations and withdrawals                                    (26,125,010)    (22,502,552)    (57,572,955)    (50,759,049)
      Annuity payments                                                         --         (13,024)             --         (62,078)
      Transfers between subaccounts, net                                3,202,409       1,826,036     (10,503,964)     (6,444,138)
      Mortality adjustment                                                    823             400          31,465           2,201
                                                                    --------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
      transactions                                                    (13,300,271)    (10,215,269)    (53,965,480)    (41,873,854)
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets                                 (10,560,803)     15,351,389     (27,445,972)     11,327,371
Net assets at beginning of year                                       168,172,862     152,821,473     371,138,610     359,811,239
                                                                    --------------------------------------------------------------
Net assets at end of year                                           $ 157,612,059   $ 168,172,862   $ 343,692,638   $ 371,138,610
                                                                    ==============================================================

                                                                                  SBL                            SBL
                                                                              High Yield                   Large Cap Value
                                                                        2007            2006            2007            2006
                                                                    --------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                  $    (289,186)  $    (260,751)  $  (4,822,155)  $  (4,375,081)
      Capital gains distributions                                              --              --              --              --
      Realized capital gain (loss) on sales of fund shares              1,560,216       1,078,235       7,439,241      (1,562,135)
      Change in unrealized appreciation/depreciation on
        investments during the year                                    (1,072,912)      1,213,515      15,115,538      74,223,949
                                                                    --------------------------------------------------------------
   Net increase (decrease) in net assets from operations                  198,118       2,030,999      17,732,624      68,286,733

   From contract owner transactions:
      Variable annuity deposits                                         1,572,290       1,385,143      10,216,762      11,136,849
      Contract owner maintenance charges                                   (5,256)        (19,159)        (18,000)       (278,413)
      Terminations and withdrawals                                     (4,684,152)     (3,014,392)    (51,207,424)    (48,776,618)
      Annuity payments                                                         --          (4,630)             --        (165,160)
      Transfers between subaccounts, net                                  376,481       2,439,822      (4,943,040)      3,393,889
      Mortality adjustment                                                     --              --          30,242          18,052
                                                                    --------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
      transactions                                                     (2,740,637)        786,784     (45,921,460)    (34,671,401)
                                                                    --------------------------------------------------------------
Net increase (decrease) in net assets                                  (2,542,519)      2,817,783     (28,188,836)     33,615,332
Net assets at beginning of year                                        24,011,207      21,193,424     384,965,701     351,350,369
                                                                    --------------------------------------------------------------
Net assets at end of year                                           $  21,468,688   $  24,011,207   $ 356,776,865   $ 384,965,701
                                                                    ==============================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                              SBL
                                                                            Managed                            SBL
                                                                        Asset Allocation                  Mid Cap Growth
                                                                      2007             2006            2007            2006
                                                                 ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                               $     (710,945)  $    (654,764)  $  (2,954,303)  $  (3,732,897)
      Capital gains distributions                                            --              --              --              --
      Realized capital gain (loss) on sales of fund shares            2,183,663       1,439,930      16,009,038      15,493,122
      Change in unrealized appreciation/depreciation on
        investments during the year                                   1,125,079       4,798,821     (38,278,528)       (436,487)
                                                                 ---------------------------------------------------------------
   Net increase (decrease) in net assets from operations              2,597,797       5,583,987     (25,223,793)     11,323,738

   From contract owner transactions:
      Variable annuity deposits                                       3,642,635       3,789,729      10,883,507      15,389,947
      Contract owner maintenance charges                                 (7,859)        (52,114)        (27,333)       (301,093)
      Terminations and withdrawals                                   (9,476,248)     (8,287,870)    (38,923,616)    (40,367,308)
      Annuity payments                                                       --         (20,378)             --         (38,032)
      Transfers between subaccounts, net                              3,459,291       1,297,974     (42,179,545)    (30,969,712)
      Mortality adjustment                                               26,813             542          26,505           1,254
                                                                 ---------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                    (2,355,368)     (3,272,117)    (70,220,482)    (56,284,944)
                                                                 ---------------------------------------------------------------
Net increase (decrease) in net assets                                   242,429       2,311,870     (95,444,275)    (44,961,206)
Net assets at beginning of year                                      55,781,394      53,469,524     278,849,162     323,810,368
                                                                 ---------------------------------------------------------------
Net assets at end of year                                        $   56,023,823   $  55,781,394   $ 183,404,887   $ 278,849,162
                                                                 ===============================================================

                                                                               SBL                             SBL
                                                                          Mid Cap Value                    Money Market
                                                                      2007            2006            2007            2006
                                                                 ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                               $   (2,773,343)  $  (2,740,826)  $    (482,372)  $    (388,127)
      Capital gains distributions                                            --              --              --              --
      Realized capital gain (loss) on sales of fund shares           19,427,093      13,554,805       1,349,980         913,765
      Change in unrealized appreciation/depreciation on
        investments during the year                                 (14,319,132)     17,136,746         397,418         495,539
                                                                 ---------------------------------------------------------------
   Net increase (decrease) in net assets from operations              2,334,618      27,950,725       1,265,026       1,021,177

   From contract owner transactions:
      Variable annuity deposits                                      12,516,854      15,090,938       3,773,999       4,481,843
      Contract owner maintenance charges                                (38,406)       (202,238)        (16,741)        (66,793)
      Terminations and withdrawals                                  (30,619,221)    (29,747,333)    (18,693,636)    (16,834,622)
      Annuity payments                                                       --         (28,255)             --         (24,979)
      Transfers between subaccounts, net                            (13,778,913)     (4,519,346)     26,099,482      15,077,978
      Mortality adjustment                                                   --              --           6,751             974
                                                                 ---------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
     transactions                                                   (31,919,686)    (19,406,234)     11,169,855       2,634,401
                                                                 ---------------------------------------------------------------
Net increase (decrease) in net assets                               (29,585,068)      8,544,491      12,434,881       3,655,578
Net assets at beginning of year                                     226,524,257     217,979,766      29,765,741      26,110,163
                                                                 ---------------------------------------------------------------
Net assets at end of year                                        $  196,939,189   $ 226,524,257   $  42,200,622   $  29,765,741
                                                                 ===============================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                                     SBL                           SBL
                                                                                  Select 25                  Small Cap Growth
                                                                             2007           2006           2007           2006
                                                                         ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $   (507,781)  $   (392,666)  $   (530,303)  $   (613,142)
      Capital gains distributions                                                  --             --             --             --
      Realized capital gain (loss) on sales of fund
        shares                                                                866,818        544,308      2,477,339      2,464,380
      Change in unrealized appreciation/depreciation on
        investments during the year                                        (3,031,707)     2,551,023       (120,562)      (180,883)
                                                                         ----------------------------------------------------------
   Net increase (decrease) in net assets from
     operations                                                            (2,672,670)     2,702,665      1,826,474      1,670,355

   From contract owner transactions:
      Variable annuity deposits                                             3,147,268      3,503,096      2,378,606      3,306,145
      Contract owner maintenance charges                                      (17,718)       (65,695)       (11,157)       (60,853)
      Terminations and withdrawals                                         (5,468,928)    (4,566,400)    (6,996,616)    (8,094,626)
      Annuity payments                                                             --           (204)            --         (8,353)
      Transfers between subaccounts, net                                   (3,376,688)    17,101,871     (4,042,097)    (6,797,620)
      Mortality adjustment                                                         --             --             --             --
                                                                         ----------------------------------------------------------
   Net increase (decrease) in net assets from contract
     owner transactions                                                    (5,716,066)    15,972,668     (8,671,264)   (11,655,307)
                                                                         ----------------------------------------------------------
Net increase (decrease) in net assets                                      (8,388,736)    18,675,333     (6,844,790)    (9,984,952)
Net assets at beginning of year                                            41,462,885     22,787,552     44,824,600     54,809,552
                                                                         ----------------------------------------------------------
Net assets at end of year                                                $ 33,074,149   $ 41,462,885   $ 37,979,810   $ 44,824,600
                                                                         ==========================================================

                                                                                     SBL                       Van Kampen
                                                                               Small Cap Value                LIT Comstock
                                                                             2007           2006           2007           2006
                                                                         ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $   (961,588)  $   (926,506)  $     11,831   $    (10,850)
      Capital gains distributions                                                  --             --         75,547         42,472
      Realized capital gain (loss) on sales of fund
        shares                                                              7,021,670      5,892,752        107,221         59,992
      Change in unrealized appreciation/depreciation on
        investments during the year                                           523,358      3,668,884       (306,328)       240,310
                                                                         ----------------------------------------------------------
   Net increase (decrease) in net assets from
     operations                                                             6,583,440      8,635,130       (111,729)       331,924

   From contract owner transactions:
      Variable annuity deposits                                             4,399,113      5,210,079        276,311        238,107
      Contract owner maintenance charges                                      (13,823)       (67,352)        (3,451)        (1,776)
      Terminations and withdrawals                                        (10,159,288)    (9,246,294)      (788,697)      (479,616)
      Annuity payments                                                             --        (10,936)            --             --
      Transfers between subaccounts, net                                   (5,448,010)    (5,097,880)     1,157,063      2,483,238
      Mortality adjustment                                                         --             --             --             --
                                                                         ----------------------------------------------------------
   Net increase (decrease) in net assets from contract
     owner transactions                                                   (11,222,008)    (9,212,383)       641,226      2,239,953
                                                                         ----------------------------------------------------------
Net increase (decrease) in net assets                                      (4,638,568)      (577,253)       529,497      2,571,877
Net assets at beginning of year                                            75,842,909     76,420,162      2,765,401        193,524
                                                                         ----------------------------------------------------------
Net assets at end of year                                                $ 71,204,341   $ 75,842,909   $  3,294,898   $  2,765,401
                                                                         ==========================================================

See accompanying notes.

                                    Variflex

                     Years Ended December 31, 2007 and 2006

                                                                               Van Kampen                  Van Kampen UIF
                                                                             LIT Government               Equity and Income
                                                                         2007            2006            2007            2006
                                                                     -------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                                    $     172,839   $       8,530   $      19,339   $     (5,194)
     Capital gains distributions                                                --              --          89,246         19,137
     Realized capital gain (loss) on sales of fund shares                   (1,932)         (9,167)         33,235         44,728
     Change in unrealized appreciation/depreciation on investments
       during the year                                                     223,794          65,329        (101,220)       107,364
                                                                     -------------------------------------------------------------
   Net increase (decrease) in net assets from operations                   394,701          64,692          40,600        166,035

   From contract owner transactions:
     Variable annuity deposits                                             889,171         309,696         362,951        260,666
     Contract owner maintenance charges                                     (1,092)         (1,250)         (1,260)        (1,535)
     Terminations and withdrawals                                         (673,857)       (242,453)       (552,948)      (288,864)
     Annuity payments                                                           --              --              --            --
     Transfers between subaccounts, net                                  2,249,418       4,956,528       4,878,797      1,617,423
     Mortality adjustment                                                       --              --              --             --
                                                                     -------------------------------------------------------------
   Net increase (decrease) in net assets from contract owner
      transactions                                                       2,463,640       5,022,521       4,687,540      1,587,690
                                                                     -------------------------------------------------------------
Net increase (decrease) in net assets                                    2,858,341       5,087,213       4,728,140      1,753,725
Net assets at beginning of year                                          5,672,752         585,539       2,108,406        354,681
                                                                     -------------------------------------------------------------
Net assets at end of year                                            $   8,531,093   $   5,672,752   $   6,836,546   $  2,108,406
                                                                     =============================================================

See accompanying notes.

                                    Variflex

                          Notes to Financial Statements

                                December 31, 2007

1. Organization and Significant Accounting Policies

Organization

Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts deposited may be invested in a designated series of mutual funds as follows:

                  Subaccount                                                        Mutual Fund
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                                   AIM V.I. Basic Value Fund (Series II)
AIM V.I. Capital Development                           AIM V.I. Capital Development Fund (Series II)
AIM V.I. Global Health Care                            AIM V.I. Global Health Care Fund (Series I)
AIM V.I. Global Real Estate                            AIM V.I. Real Estate Fund (Series I)
AIM V.I. International Growth                          AIM V.I. International Growth Fund (Series II)
AIM V.I. Mid Cap Core Equity                           AIM V.I. Mid Cap Core Equity Fund (Series II)
American Century VP Ultra                              American Century VP Ultra Fund (Class II)
American Century VP Value                              American Century VP Value Fund (Class II)
Dreyfus IP Technology Growth                           Dreyfus IP Technology Growth Portfolio (Service Class)
Dreyfus VIF International Value                        Dreyfus VIF International Value Portfolio (Service Class)
Legg Mason Partners Variable Aggressive Growth         Legg Mason Partners Variable Aggressive Growth Fund (Class II)
Legg Mason Partners Variable Small Cap Growth          Legg Mason Partners Variable Small Cap Growth Fund (Class I)
MFS VIT Research International                         MFS VIT Research International Series (Service Class)
MFS VIT Total Return                                   MFS VIT Total Return Series (Service Class)
MFS VIT Utilities                                      MFS VIT Utilities Series (Service Class)
Neuberger Berman AMT Socially Responsive               Neuberger AMT Berman Socially Responsive Fund (Class S)
Oppenheimer Main Street Small Cap Fund/VA              Oppenheimer Main Street Small Cap Fund/VA (Service Class)
PIMCO VIT All Asset                                    PIMCO VIT All Asset Portfolio (Administrative Class)
PIMCO VIT CommodityRealReturn Strategy                 PIMC VIT CommodityRealReturn Strategy Portfolio (Administrative Class)

                                    Variflex

                     Subaccount                                              Mutual Fund
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond                                 PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
  (U.S. Dollar-Hedged)                                   (Administrative Class)
PIMCO VIT Low Duration                                 PIMCO VIT Low Duration Portfolio
                                                         (Administrative Class)
PIMCO VIT Real Return                                  PIMCO VIT Real Return Portfolio (Administrative Class)
Royce Micro-Cap                                        Royce Micro-Cap Portfolio
Rydex VT Sector Rotation                               Rydex Sector Rotation Fund

                                                       SBL Series:
SBL Alpha Opportunity                                     SBL Fund Series Z
SBL Diversified Income                                    SBL Fund Series E
SBL Enhanced Index                                        SBL Fund Series H
SBL Equity                                                SBL Fund Series A
SBL Equity Income                                         SBL Fund Series O
SBL Global                                                SBL Fund Series D
SBL High Yield                                            SBL Fund Series P
SBL Large Cap Value                                       SBL Fund Series B
SBL Managed Asset Allocation                              SBL Fund Series N
SBL Mid Cap Growth                                        SBL Fund Series J
SBL Mid Cap Value                                         SBL Fund Series V
SBL Money Market                                          SBL Fund Series C
SBL Select 25                                             SBL Fund Series Y
SBL Small Cap Growth                                      SBL Fund Series X
SBL Small Cap Value                                       SBL Fund Series Q

Van Kampen LIT Comstock                                Van Kampen LIT Comstock Portfolio (Class II)
Van Kampen LIT Government                              Van Kampen LIT Government Portfolio (Class II)
Van Kampen UIF Equity and Income                       Van Kampen UIF Equity and Income Portfolio (Class II)

                                    Variflex

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

AIM Advisors, Inc. serves as investment advisor for the AIM V.I. Basic Value Fund, AIM V.I. Capital Development Fund, AIM V.I. Global Health Care Fund, AIM V.I. International Growth Fund, and AIM V.I. Mid Cap Core Equity Fund. AIM Advisors, Inc. has engaged INVESCO Institutional (N.A.), Inc. to provide subadvisory services for AIM V.I. Global Real Estate Fund. American Century Investment Management, Inc. serves as investment advisor for American Century VP Ultra Fund and American Century VP Value Fund. The Dreyfus Corporation serves as investment advisor for Dreyfus IP Technology Growth Portfolio and Dreyfus VIF International Value Portfolio. Legg Mason Partners Fund Advisor, LLC has engaged ClearBridge Advisors, LLC to provide subadvisory services for Legg Mason Partners Variable Aggressive Growth Fund and Legg Mason Partners Variable Small Cap Growth Funds. Massachusetts Financial Services Company serves as investment advisor for MFS VIT Research International Series, MFS VIT Total Return Series and MFS VIT Utilities Series. Neuberger Berman Management, Inc. has engaged Neuberger Berman, LLC to provide subadvisory services for Neuberger Berman AMT Socially Responsive Portfolio. OppenheimerFunds, Inc. serves as investment advisor for Oppenheimer Main Street Small Cap Fund/VA. Pacific Investment Management Company LLC serves as investment advisor for PIMCO VIT All Asset Portfolio, PIMCO VIT CommodityRealReturn Strategy Portfolio, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration Portfolio, and PIMCO VIT Real Return Portfolio. Royce & Associates, LLC serves as investment advisor for Royce Micro-Cap Portfolio. Rydex Investments serves as investment advisor for Rydex VT Sector Rotation Fund. Under the terms of the investment advisory contracts, portfolio investments of the underlying SBL Series mutual funds are managed by Security Investors, LLC (SI), a limited liability company controlled by SBL. SBL is a wholly-owned subsidiary of Security Benefit Corporation (SBC). SI serves as investment advisor for Series A (SBL Equity), Series B (SBL Large Cap Value), Series C (SBL Money Market), Series E (SBL Diversified Income), Series J (SBL Mid Cap Growth), Series P (SBL High Yield), Series V (SBL Mid Cap Value) and Series Y (SBL Select 25). SI has engaged Security Global Investors, LLC, a limited liability company also controlled by SBL, and OppenheimerFunds, Inc. to provide subadvisory services for Series D (SBL Global); Northern Trust Investments, N.A. to provide subadvisory services for Series H (SBL Enhanced Index); T. Rowe Price Associates, Inc. to provide subadvisory services for Series N (SBL Managed Asset Allocation) and Series O (SBL Equity Income); Wells Capital Management, Inc. to provide subadvisory services for Series Q (SBL Small Cap Value); RS Investment Management L.P. to provide subadvisory services for Series X

                                    Variflex

(SBL Small Cap Growth); and Mainstream Investment Advisers, LLC for Series Z (SBL Alpha Opportunity). Van Kampen Asset Management serves as investment advisor for Van Kampen LIT Comstock Portfolio and Van Kampen LIT Government
Portfolio. Morgan Stanley Investment Management Inc. serves as investment advisor for Van Kampen UIF Equity and Income Portfolio. The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2007 were as follows:

                                                                Cost of       Proceeds
Subaccount                                                     Purchases     from Sales
--------------------------------------------------------------------------------------------
AIM V.I. Basic Value                                         $  14,217,952   $    3,114,693
AIM V.I. Capital Development                                    34,878,990       11,594,252
AIM V.I. Global Health Care                                      1,835,025        1,202,815
AIM V.I. Global Real Estate                                      9,255,037       16,232,685
AIM V.I. International Growth                                   17,327,681        6,172,280
AIM V.I. Mid Cap Core Equity                                     6,298,596        3,033,858
American Century VP Ultra                                        4,817,194        2,061,204
American Century VP Value                                        6,558,606        7,126,414
Dreyfus IP Technology Growth                                     6,323,420          942,599
Dreyfus VIF International Value                                  6,923,409        9,142,747
Legg Mason Partners Variable Aggressive Growth                   4,904,576        4,286,401
Legg Mason Partners Variable Small Cap Growth                      858,343          772,792
MFS VIT Research International                                   3,804,602          814,031
MFS VIT Total Return                                             6,119,754        7,121,050
MFS VIT Utilities                                               23,602,166        3,689,617
Neuberger Berman AMT Socially Responsive                         2,528,887       12,205,158

                                    Variflex

1. Organization and Significant Accounting Policies (continued)

                                                                Cost of       Proceeds
Subaccount                                                     Purchases     from Sales
--------------------------------------------------------------------------------------------
Oppenheimer Main Street Small Cap Fund/VA                    $   2,230,728   $    3,016,232
PIMCO VIT All Asset                                              1,683,050        2,379,816
PIMCO VIT CommodityRealReturn Strategy                           1,134,367          584,402
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)                      1,330,820          622,855
PIMCO VIT Low Duration                                           2,121,563        2,688,160
PIMCO VIT Real Return                                            8,948,627        7,484,005
Royce Micro-Cap                                                  4,760,663        3,890,252
Rydex VT Sector Rotation                                         7,875,466        1,593,677
SBL Alpha Opportunity                                            8,281,780        4,202,308
SBL Diversified Income                                           5,580,027       14,327,232
SBL Enhanced Index                                               2,889,461       11,397,490
SBL Equity                                                       3,624,887       74,195,689
SBL Equity Income                                                7,493,673       22,921,198
SBL Global                                                       4,386,831       62,901,403
SBL High Yield                                                   7,759,077       10,788,900
SBL Large Cap Value                                              9,453,232       60,196,848
SBL Managed Asset Allocation                                     6,255,865        9,322,179
SBL Mid Cap Growth                                               2,419,564       75,594,358
SBL Mid Cap Value                                                6,822,462       41,515,488
SBL Money Market                                                54,933,396       44,245,914
SBL Select 25                                                    3,013,165        9,237,012
SBL Small Cap Growth                                             2,065,829       11,267,402
SBL Small Cap Value                                              4,013,400       16,196,997
Van Kampen LIT Comstock                                          2,713,903        1,985,300
Van Kampen LIT Government                                        5,167,889        2,531,410
Van Kampen UIF Equity and Income                                 5,682,819          886,690

                                    Variflex

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Presentation

The 2007 comparative financial statements are presented in whole dollars. Previously, the prior year financial statements were presented in thousands. To be comparative, the prior year columns in the current year financial statements have been converted to whole dollars.

                                    Variflex

2. Variable Annuity Contract Charges

SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.2% of the net asset value of each Variflex contract and 1.0% of the net asset value of each Variflex ES contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3. Summary of Unit Transactions

The changes in units outstanding for the periods ended December 31, 2007 and 2006, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, were as follows:

                                                 2007                                     2006
                                 ------------------------------------     -------------------------------------
                                                               Net                                      Net
                                   Units        Units       Increase        Units         Units      Increase
Subaccount                        Issued      Redeemed     (Decrease)      Issued       Redeemed    (Decrease)
---------------------------------------------------------------------     -------------------------------------
AIM V.I. Basic Value             1,164,747     (354,004)      810,743       234,507     (116,122)      118,385
AIM V.I. Capital Development     2,752,495   (1,126,338)    1,626,157     1,110,754      (71,429)    1,039,325
AIM V.I. Global Health Care        209,943     (154,819)       55,124       233,781     (262,202)      (28,421)
AIM V.I. Global Real Estate        651,186   (1,104,421)     (453,235)      909,133     (528,005)      381,128
AIM V.I. International Growth    1,513,733     (781,906)      731,827       768,307     (164,460)      603,847
AIM V.I. Mid Cap Core Equity       516,490     (278,171)      238,319       173,481     (294,286)     (120,805)
American Century VP Ultra          483,020     (247,530)      235,490       260,569     (512,357)     (251,788)
American Century VP Value          631,908     (754,782)     (122,874)      611,559     (417,653)      193,906
Dreyfus IP Technology Growth       591,198     (127,722)      463,476        66,595      (43,064)       23,531

                                    Variflex

                                                   2007                                     2006
                                  --------------------------------------    -------------------------------------
                                                                 Net                                     Net
                                    Units        Units        Increase        Units         Units      Increase
Subaccount                          Issued      Redeemed     (Decrease)      Issued       Redeemed    (Decrease)
------------------------------------------------------------------------    -------------------------------------
Dreyfus VIF International Value      484,423     (781,003)     (296,580)      928,908     (720,671)      208,237
Legg Mason Partners Variable
   Aggressive Growth                 393,168     (335,380)       57,788       230,104      (36,564)      193,540
Legg Mason Partners Variable
   Small Cap Growth                   59,582      (54,961)        4,621        89,841      (53,896)       35,945
MFS VIT Research International       335,614     (125,474)      210,140       391,737     (137,115)      254,622
MFS VIT Total Return                 669,844     (779,943)     (110,099)      564,740     (182,558)      382,182
MFS VIT Utilities                  1,775,080     (548,038)    1,227,042       580,438     (103,754)      476,684
Neuberger Berman AMT
   Socially Responsive               393,672     (914,554)     (520,882)    5,180,410     (632,200)    4,548,210
Oppenheimer Main Street Small
   Cap Fund/VA                       223,310     (291,399)      (68,089)      432,724     (312,018)      120,706
PIMCO VIT All Asset                  156,064     (241,596)      (85,532)      213,409     (295,334)      (81,925)
PIMCO VIT CommodityReal-
   Return Strategy                   124,914      (78,470)       46,444        94,917      (39,649)       55,268
PIMCO VIT Foreign Bond
   (U.S. Dollar-Hedged)              149,221      (84,474)       64,747       209,662      (90,328)      119,334
PIMCO VIT Low Duration               224,886     (292,584)      (67,698)      399,165     (355,126)       44,039
PIMCO VIT Real Return              1,041,620     (952,679)       88,941       860,421     (905,830)      (45,409)
Royce Micro-Cap                      446,791     (417,165)       29,626       780,784     (391,473)      389,311
Rydex VT Sector Rotation             638,981     (275,025)      363,956       318,584     (307,355)       11,229
SBL Alpha Opportunity                811,357     (524,770)      286,587       483,221     (364,308)      118,913
SBL Diversified Income               455,668     (706,255)     (250,587)      611,968     (978,567)     (366,599)
SBL Enhanced Index                   878,145   (1,619,867)     (741,722)    3,859,108   (1,601,378)    2,257,730
SBL Equity                           396,507   (1,431,747)   (1,035,240)      449,286   (1,528,063)   (1,078,777)
SBL Equity Income                    925,289   (1,345,611)     (420,322)      916,194   (1,281,916)     (365,722)
SBL Global                           895,563   (2,178,858)   (1,283,295)    1,010,701   (2,153,268)   (1,142,567)
SBL High Yield                       727,542     (874,801)     (147,259)      737,908     (697,791)       40,117

                                    Variflex

                                                 2007                                      2006
                                 -------------------------------------    -------------------------------------
                                                               Net                                      Net
                                   Units        Units       Increase        Units        Units       Increase
Subaccount                        Issued      Redeemed     (Decrease)      Issued      Redeemed     (Decrease)
----------------------------------------------------------------------    -------------------------------------
SBL Large Cap Value                511,774   (1,106,590)     (594,816)      588,788   (1,113,430)     (524,642)
SBL Managed Asset Allocation       513,881     (618,028)     (104,147)      435,266     (590,623)     (155,357)
SBL Mid Cap Growth                 459,632   (1,892,692)   (1,433,060)      778,846   (1,917,402)   (1,138,556)
SBL Mid Cap Value                  686,360   (1,257,110)     (570,750)      800,733   (1,178,172)     (377,439)
SBL Money Market                 3,455,751   (2,968,470)      487,281     2,163,656   (2,038,974)      124,682
SBL Select 25                      828,270   (1,411,173)     (582,903)    3,110,210   (1,365,450)    1,744,760
SBL Small Cap Growth               389,023     (859,052)     (470,029)      618,962   (1,293,001)     (674,039)
SBL Small Cap Value                656,380   (1,050,543)     (394,163)      653,522   (1,021,849)     (368,327)
Van Kampen LIT Comstock            293,803     (238,237)       55,566       322,056     (104,354)      217,702
Van Kampen LIT Government          663,152     (430,574)      232,578       630,348     (137,530)      492,818
Van Kampen UIF Equity and
   Income                          540,796     (132,854)      407,942       296,892     (144,441)      152,451

                                    Variflex

4. Unit Values

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owners account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2. A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2007, except for those individual subaccounts operating for portions of such periods as described in the financial statements, follows:

Subaccount                                           2007             2006             2005             2004   2003
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value (3)
Units                                           1,214,831          404,088          285,703          338,702     --
Unit value                                         $12.23           $12.22           $10.95           $10.51    $--
Net assets                                    $14,861,304       $4,936,151       $3,127,201       $3,558,465    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    --%
Investment income ratio**                            0.52%            0.15%              --%              --%    --%
Total return***                                0.14%-7.97%           11.59%            4.17%            5.10%    --%

AIM V.I. Capital Development (2)
Units                                           2,666,288        1,040,131              806               --     --
Unit value                                         $13.01           $11.91           $10.37              $--    $--
Net assets                                    $34,676,609      $12,391,271           $8,358              $--    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%              --%    --%
Investment income ratio**                              --%              --%              --%              --%    --%
Total return***                               9.21%-13.07%           14.87%            3.68%              --%    --%

AIM V.I. Global Health Care (3)
Units                                             227,846          172,722          201,143           75,642     --
Unit value                                         $12.34           $11.17           $10.74           $10.05    $--
Net assets                                     $2,811,572       $1,928,566       $2,160,858         $760,482    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    --%
Investment income ratio**                              --%              --%              --%              --%    --%
Total return***                               2.68%-10.51%            3.98%            6.85%            0.50%    --%

                                    Variflex

Subaccount                                           2007             2006             2005             2004   2003
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real Estate (3)
Units                                             679,690        1,132,925          751,797          999,284     --
Unit value                                         $18.78           $20.13           $14.29           $12.66    $--
Net assets                                    $12,766,802      $22,803,436      $10,740,348      $12,648,863    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    --%
Investment income ratio**                            4.50%            1.26%            0.92%            1.37%    --%
Total return***                             (6.68)%-10.51%           40.89%           12.87%           26.60%    --%

AIM V.I. International Growth (2)
Units                                           1,352,532          620,705           16,858               --     --
Unit value                                         $15.31           $13.54           $10.72              $--    $--
Net assets                                    $20,713,458       $8,407,216         $180,678              $--    $--
Ratio of expenses to net assets*              1.00%- 1.20%    1.00% - 1.20%    1.00% - 1.20%              --%    --%
Investment income ratio**                            0.54%            1.47%            0.56%              --%    --%
Total return***                               2.67%-13.07%           26.35%            7.20%              --%    --%

AIM V.I. Mid Cap Core Equity (3)
Units                                             420,130          181,810          302,615          338,973     --
Unit value                                         $13.49           $12.50           $11.40           $10.75    $--
Net assets                                     $5,667,298       $2,271,483       $3,448,029       $3,645,667    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    --%
Investment income ratio**                            0.06%            0.53%            0.28%            0.04%    --%
Total return***                                7.97%-9.21%            9.65%            5.98%            7.50%    --%

American Century VP Ultra (3)
Units                                             559,533          324,042          575,830          271,645     --
Unit value                                         $11.97           $10.03           $10.51           $10.43    $--
Net assets                                     $6,700,618       $3,249,809       $6,050,517       $2,833,236    $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    --%
Investment income ratio**                              --%              --%              --%              --%    --%
Total return***                             (6.45)%-19.38%          (4.54)%            0.75%            4.30%    --%

                                    Variflex

Subaccount                                           2007             2006             2005             2004   2003
--------------------------------------------------------------------------------------------------------------------
American Century VP Value (3)
Units                                             785,036          907,911          714,005          539,702    --
Unit value                                         $12.34           $13.19           $11.27           $10.88   $--
Net assets                                     $9,687,894      $11,977,500       $8,044,024       $5,869,390   $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%   --%
Investment income ratio**                            1.66%            1.02%            0.68%            0.02%   --%
Total return***                              (6.45)%-0.14%           17.05%            3.60%            8.80%   --%

Dreyfus IP Technology Growth (2)
Units                                             503,771           40,294           16,763               --    --
Unit value                                         $11.88           $10.51           $10.22              $--   $--
Net assets                                     $5,984,848         $423,304         $171,446              $--   $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%              --%   --%
Investment income ratio**                              --%              --%              --%              --%   --%
Total return***                             (6.68)%-13.06%            2.79%            2.25%              --%   --%

Dreyfus VIF International Value (3)
Units                                             919,788        1,216,369        1,008,132          730,492    --
Unit value                                         $15.54           $15.14           $12.52           $11.35   $--
Net assets                                    $14,296,658      $18,414,875      $12,621,914       $8,287,613   $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%   --%
Investment income ratio**                            1.59%            1.21%              --%            1.42%   --%
Total return***                               2.67%-13.06%           20.92%           10.35%           13.50%   --%

Legg Mason Partners Variable
   Aggressive Growth (2)
Units                                             253,926          196,138            2,598               --    --
Unit value                                         $11.00           $11.10           $10.14              $--   $--
Net assets                                     $2,794,566       $2,176,789          $26,351              $--   $--
Ratio of expenses to net assets*             1.00% - 1.20%    1.00% - 1.20%    1.00% - 1.20%              --%   --%
Investment income ratio**                              --%              --%              --%              --%   --%
Total return***                                    (0.85)%            9.42%            1.42%              --%   --%

                                    Variflex

Subaccount                                            2007              2006              2005         2004          2003
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Variable
   Small Cap Growth (2)
Units                                               43,046            38,424             2,479           --            --
Unit value                                          $12.31            $11.35            $10.25         $ --          $ --
Net assets                                        $530,079          $436,136           $25,396         $ --          $ --
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%          --%           --%
Investment income ratio**                               --%               --%               --%          --%           --%
Total return***                                       8.53%            10.71%             2.49%          --%           --%

MFS VIT Research International (2)
Units                                              478,681           268,541            13,919           --            --
Unit value                                          $14.53            $13.08            $10.57         $ --          $ --
Net assets                                      $6,957,625        $3,513,818          $147,152         $ --          $ --
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%          --%           --%
Investment income ratio**                               --%             1.31%             0.88%          --%           --%
Total return***                               11.08%-26.02%            23.80%             5.69%          --%           --%

MFS VIT Total Return (2)
Units                                              465,418           575,517           193,335           --            --
Unit value                                          $11.43            $11.13            $10.09         $ --          $ --
Net assets                                      $5,316,088        $6,405,945        $1,951,398         $ --          $ --
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%          --%           --%
Investment income ratio**                             3.47%             1.81%               --%          --%           --%
Total return***                                2.68%-11.08%            10.29%             0.92%          --%           --%

MFS VIT Utilities (2)
Units                                            1,706,413           479,372             2,688           --            --
Unit value                                          $17.02            $13.50            $10.44         $ --          $ --
Net assets                                     $29,036,458        $6,472,632           $28,046         $ --          $ --
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%          --%           --%
Investment income ratio**                             0.63%             0.30%               --%          --%           --%
Total return***                                6.08%-26.02%            29.39%             4.36%          --%           --%

                                    Variflex

Subaccount                                            2007              2006              2005              2004              2003
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT
   Socially Responsive (1)
Units                                            4,027,328         4,548,211                --                --                --
Unit value                                   $17.56-$17.62   $16.55 - $16.58               $--               $--               $--
Net assets                                     $70,714,547       $75,318,997               $--               $--               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%               --%               --%               --%
Investment income ratio**                             0.02%               --%               --%               --%               --%
Total return***                               (2.58)%-6.29%   65.55% - 65.78                --%               --%               --%

Oppenheimer Main Street
   Small Cap Fund/VA (3)
Units                                              335,234           403,323           282,617           220,883                --
Unit value                                          $13.22            $13.57            $11.98            $11.05               $--
Net assets                                      $4,431,824        $5,472,841        $3,385,113        $2,440,992               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                             0.16%             0.02%               --%               --%               --%
Total return***                               (2.58)%-9.30%            13.29%             8.40%            10.50%               --%

PIMCO VIT All Asset (3)
Units                                              423,371           508,904           590,829           229,103                --
Unit value                                          $12.49            $11.67            $11.28            $10.75               $--
Net assets                                      $5,285,674        $5,937,873        $6,666,930        $2,462,756               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                             7.16%             5.15%             5.39%             5.42%               --%
Total return***                                 6.07%-7.02%             3.41%             4.96%             7.50%               --%

PIMCO VIT CommodityReal-
   Return Strategy (2)
Units                                              110,000            63,557             8,289                --                --
Unit value                                          $12.08             $9.92            $10.36               $--               $--
Net assets                                      $1,328,507          $630,418           $85,838               $--               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%               --%
Investment income ratio**                             4.28%             6.79%             1.84%               --%               --%
Total return***                                2.37%-21.76%           (4.26)%             3.60%               --%               --%

                                    Variflex

Subaccount                                            2007              2006              2005              2004              2003
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond
   (U.S. Dollar-Hedged) (2)
Units                                              222,231           157,484            38,150                --                --
Unit value                                          $10.50            $10.26            $10.16               $--               $--
Net assets                                      $2,332,914        $1,615,373          $387,424               $--               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%               --%
Investment income ratio**                             3.20%             3.05%             0.31%               --%               --%
Total return***                                2.37%-21.27%             0.98%             1.56%               --%               --%

PIMCO VIT Low Duration (3)
Units                                              388,906           456,604           412,565           162,229                --
Unit value                                          $10.89            $10.27            $10.00            $10.02               $--
Net assets                                      $4,235,483        $4,693,642        $4,127,794        $1,628,421               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                             4.92%             4.51%             3.37%             1.59%               --%
Total return***                                6.07%-21.76%             2.74%           (0.22)%             0.20%               --%

PIMCO VIT Real Return (3)
Units                                            1,481,453         1,392,511         1,437,920           331,367                --
Unit value                                          $11.58            $10.59            $10.64            $10.55               $--
Net assets                                     $17,147,046       $14,755,938       $15,310,343        $3,502,893               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                             4.75%             4.63%             3.23%             1.00%               --%
Total return***                                 7.02%-9.30%           (0.48)%             0.85%             5.50%               --%

Royce Micro-Cap (2)
Units                                              434,008           404,383            15,072                --                --
Unit value                                          $12.81            $12.47            $10.43               $--               $--
Net assets                                      $5,559,239        $5,044,339          $157,156               $--               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%               --%
Investment income ratio**                             1.59%             0.30%             0.83%               --%               --%
Total return***                                       2.72%            19.62%             4.27%               --%               --%

                                    Variflex

Subaccount                                            2007              2006              2005              2004              2003
-----------------------------------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation (3)
Units                                              750,024           386,068           374,839            85,250                --
Unit value                                          $15.40            $12.70            $11.54            $10.27               $--
Net assets                                     $11,550,738        $4,903,221        $4,325,636          $875,496               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                               --%               --%               --%               --%               --%
Total return***                                2.72%-21.27%            10.05%            12.35%             2.70%               --%

SBL Alpha Opportunity (3)
Units                                            1,130,048           843,460           724,547           373,625                --
Unit value                                          $14.80            $12.68            $11.34            $10.76               $--
Net assets                                     $16,723,539       $10,694,046        $8,214,224        $4,021,296               $--
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%               --%
Investment income ratio**                               --%               --%               --%               --%               --%
Total return***                               16.77%-19.38%            11.77%             5.38%             7.60%               --%

SBL Diversified Income
Units                                            1,821,495         2,072,082         2,438,681         2,694,129         3,113,400
Unit value                                   $17.26-$32.20   $16.94 - $31.67   $16.49 - $30.88   $16.35 - $30.68   $15.91 - $29.91
Net assets                                     $58,627,471       $65,595,877       $75,273,654       $82,637,867       $93,110,277
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%
Investment income ratio**                               --%               --%               --%             0.86%             8.72%
Total return***                              (11.51)%-1.88%     2.56% - 2.77%     0.83% - 0.63%     2.77% - 2.57%      2.18% -1.94%

SBL Enhanced Index
Units                                            4,030,830         4,772,552         2,514,822         2,497,841         2,352,645
Unit value                                   $10.47-$10.66   $10.50 - $10.66     $9.19 - $9.32     $8.86 - $8.96     $8.16 - $8.24
Net assets                                     $42,219,732       $50,101,357       $23,124,458       $22,130,271       $19,195,154
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%
Investment income ratio**                               --%               --%               --%             0.09%             0.77%
Total return***                             (7.31)%-(0.02)%   14.17% - 14.40%     4.00% - 3.79%     8.74% - 8.58%   26.57% - 26.12

SBL Equity
Units                                            4,505,967         5,541,207         6,619,984         7,760,653         8,641,189
Unit value                                   $21.64-$60.31   $22.98 - $64.17   $20.56 - $57.53   $19.90 - $55.81   $18.64 - $52.39
Net assets                                    $271,698,901      $355,573,636      $380,799,042      $433,027,660      $452,600,015
Ratio of expenses to net assets*              1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%     1.00% - 1.20%
Investment income ratio**                               --%               --%               --%             0.10%             0.58%
Total return***                             (6.03)%-(5.83)%   11.54% - 11.77%     3.29% - 3.08%     6.76% - 6.53%   20.41% - 20.22%

                                    Variflex

Subaccount                                    2007               2006               2005                2004               2003
--------------------------------------------------------------------------------------------------------------------------------
SBL Equity Income
Units                                    5,030,947          5,451,270          5,816,992           5,924,353          5,549,348
Unit value                         $31.32 - $32.10    $30.84 - $31.54    $26.28 - $26.81     $25.63 - $26.10    $22.67 - $23.04
Net assets                            $157,612,059       $168,172,862       $152,821,473        $151,845,200       $125,806,718
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%               0.16%              1.31%
Total return***                       1.58% - 1.78%    17.40% - 17.63%      2.71% - 2.50%     13.28% - 13.06%    24.00% - 23.74%

SBL Global
Units                                    7,932,686          9,215,981         10,358,548          11,325,242         12,526,021
Unit value                         $40.59 - $43.32    $37.66 - $40.27    $32.42 - $34.74     $28.84 - $30.97    $24.52 - $26.39
Net assets                            $343,692,638       $371,138,628       $359,811,239        $350,718,030       $330,533,227
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%                 --%              0.25%
Total return***                       1.67% - 7.79%    15.94% - 16.17%    12.39% - 12.17%     17.62% - 17.36%    41.98% - 41.73%

SBL High Yield
Units                                    1,151,471          1,298,729          1,258,612           1,472,711          1,862,440
Unit value                         $18.65 - $19.08    $18.49 - $18.89    $16.83 - $17.16     $16.41 - $16.69    $14.88 - $15.11
Net assets                             $21,468,688        $24,011,207        $21,193,424         $24,166,003        $27,724,681
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%               0.76%              7.01%
Total return***                       0.63% - 1.05%     9.85% - 10.07%      2.77% - 2.57%     10.46% - 10.28%    20.49% - 20.19%

SBL Large Cap Value
Units                                    4,644,449          5,239,265          5,763,907           6,555,288          7,304,686
Unit value                         $25.11 - $76.85    $23.96 - $73.50    $19.84 - $60.98     $18.13 - $55.84    $16.53 - $51.00
Net assets                            $356,776,865       $384,965,700       $351,350,369        $365,902,129       $372,445,613
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%               0.06%              0.86%
Total return***                       4.56% - 4.77%    20.54% - 20.78%      9.42% - 9.20%       9.68% - 9.49%    27.55% - 27.25%

                                    Variflex

Subaccount                                    2007               2006               2005                2004               2003
--------------------------------------------------------------------------------------------------------------------------------
SBL Managed Asset Allocation
Units                                    2,420,491          2,524,638          2,679,995           2,776,986          2,851,694
Unit value                         $23.15 - $23.72    $22.09 - $22.59    $19.95 - $20.36     $19.35 - $19.71    $17.69 - $17.98
Net assets                             $56,023,823        $55,781,394        $53,469,524         $53,737,852        $50,443,050
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%               0.51%              1.68%
Total return***                       4.76% - 4.97%    10.74% - 10.97%      3.31% - 3.10%       9.62% - 9.38%    22.65% - 22.42%

SBL Mid Cap Growth
Units                                    4,149,361          5,582,421          6,720,977           7,610,871          8,599,527
Unit value                         $34.88 - $44.21    $39.34 - $49.96    $37.87 - $48.18     $35.48 - $45.23    $32.54 - $41.57
Net assets                            $183,404,887       $278,849,171       $323,810,368        $344,246,865       $357,494,437
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%                 --%                --%
Total return***                   (11.51)%-(11.33)%      3.68% - 3.89%      6.74% - 6.53%       9.04% - 8.80%    54.73% - 54.42%

SBL Mid Cap Value
Units                                    3,624,163          4,194,912          4,572,351           4,429,106          4,040,347
Unit value                         $54.34 - $55.53    $54.00 - $55.07    $47.67 - $48.51     $41.52 - $42.16    $33.09 - $33.54
Net assets                            $196,939,189       $226,524,254       $217,979,766        $183,863,552       $133,699,521
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --%                --%                --%               0.02%              0.27%
Total return***                         0.63%-4.33%    13.29% - 13.52%    15.05% - 14.82%     25.70% - 25.48%    52.73% - 52.42%

SBL Money Market
Units                                    1,802,271          1,314,990          1,190,308           1,382,339          1,857,974
Unit value                         $14.14 - $23.42    $13.64 - $22.64    $13.19 - $21.94     $12.98 - $21.62    $13.01 - $21.73
Net assets                             $42,200,622        $29,765,741        $26,110,163         $29,887,989        $40,359,478
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --                 --%                --%               0.05%              0.66%
Total return***                       3.45% - 7.57%      3.18% - 3.39%      1.67% - 1.47%   (0.23)% - (0.51)%  (0.46)% - (0.64)%

                                    Variflex

Subaccount                                    2007               2006               2005                2004               2003
--------------------------------------------------------------------------------------------------------------------------------
SBL Select 25
Units                                    3,612,612          4,195,515          2,450,755           2,589,523          2,845,894
Unit value                           $9.16 - $9.32     $9.88 - $10.04      $9.30 - $9.43       $8.42 - $8.52      $7.64 - $7.71
Net assets                             $33,074,149        $41,462,885        $22,787,552         $21,806,411        $21,728,535
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --                 --%                --%                 --%                --%
Total return***                     (7.31)% - 8.92%      6.25% - 6.47%    10.64% - 10.41      10.51% - 10.10     16.64% - 16.46

SBL Small Cap Growth
Units                                    2,029,359          2,499,389          3,173,428           3,611,227          4,284,018
Unit value                         $18.71 - $19.11    $17.94 - $18.27    $17.27 - $17.56     $16.26 - $16.50    $14.04 - $14.22
Net assets                             $37,979,810        $44,824,605        $54,809,552         $58,716,627        $60,164,198
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --                 --%                --%                 --%                --%
Total return***                     (0.22)% - 4.54%      3.87% - 4.08%      6.44% - 6.22%     16.03% - 15.81     54.90% - 54.63

SBL Small Cap Value
Units                                    2,460,715          2,854,879          3,223,206           3,102,930          2,986,689
Unit value                         $28.94 - $29.39    $26.57 - $26.93    $23.71 - $23.98     $20.96 - $21.15    $17.62 - $17.75
Net assets                             $71,204,341        $75,842,909        $76,420,162         $65,026,891        $52,611,545
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%       1.00% - 1.20%      1.00% - 1.20%
Investment income ratio**                       --                 --%                --%                 --%                --%
Total return***                      8.92% - 16.77%    12.05% - 12.28     13.36% - 13.14      19.15% - 18.96     49.41% - 49.07

Van Kampen LIT Comstock (2)
Units                                      292,253            236,688             18,986                  --                 --
Unit value                                  $11.28             $11.69             $10.19                 $--                $--
Net assets                              $3,294,898         $2,765,401           $193,524                 $--                $--
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%                 --%                --%
Investment income ratio**                     1.80%              0.62%                --%                 --%                --%
Total return***                     (3.51)% - 5.73%             14.66%              1.93%                 --%                --%

                                    Variflex

Subaccount                                    2007               2006               2005           2004          2003
----------------------------------------------------------------------------------------------------------------------
Van Kampen LIT
   Government (2)
Units                                      783,315            550,737             57,919             --            --
Unit value                                  $10.89             $10.30             $10.11            $--           $--
Net assets                              $8,531,093         $5,672,752           $585,539            $--           $--
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%            --%           --%
Investment income ratio**                     3.63%              0.97%                --%            --%           --%
Total return***                               5.73%              1.87%              1.13%            --%           --%

Van Kampen UIF Equity and
   Income (2)
Units                                      595,469            187,527             35,076             --            --
Unit value                                  $11.48             $11.24             $10.11            $--           $--
Net assets                              $6,836,546         $2,108,403           $354,681            $--           $--
Ratio of expenses to net
   assets*                            1.00% - 1.20%      1.00% - 1.20%      1.00% - 1.20%            --%           --%
Investment income ratio**                     1.42%              0.82%                --%            --%           --%
Total return***                     (3.51)% - 2.11%             11.23%              1.09%            --%           --%

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                    Variflex

(1)   For the period from April 27, 2006 (inception date) to December 31, 2006.

(2)   For the period from  November  15, 2005  (inception  date) to December 31,
      2005.

(3)   For the period from  February  11, 2004  (inception  date) to December 31,
      2004.

5. Subsequent Event

On June 28, 2007, SBC and SBL entered into a purchase agreement to acquire 100% of the outstanding capital stock of Rydex Holdings, Inc. the parent of PADCO Advisors II, Inc., which operates under the name of Rydex Investments and serves as advisor to the Rydex Variable Trust. The transaction was effective and closed on January 17, 2008.

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries
(An Indirect Wholly Owned Subsidiary of Security Benefit
Mutual Holding Company)
Years Ended December 31, 2007, 2006, and 2005
With Report of Independent Registered Public Accounting Firm

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                        Consolidated Financial Statements

                  Years Ended December 31, 2007, 2006, and 2005

                                    Contents

Report of Independent Registered Public Accounting Firm........................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets....................................................2
Consolidated Statements of Income..............................................4
Consolidated Statements of Changes in Stockholder's Equity.....................5
Consolidated Statements of Cash Flows..........................................6
Notes to Consolidated Financial Statements.....................................8

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain financial statement items.

                                                               Ernst & Young LLP

March 3, 2008

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                           Consolidated Balance Sheets

                                                             December 31
                                                          2007          2006
                                                      --------------------------
                                                            (In Thousands)
Assets
Investments:
   Securities available-for-sale:
      Bonds                                           $ 3,942,876   $ 4,798,347
      Equity securities                                    98,379        85,565
   Bonds held-to-maturity                                  30,461        33,488
   Mutual funds                                            12,912        90,749
   Policy loans                                           100,114       101,314
   Cash and cash equivalents                               80,280        66,887
   Short-term investments                                 536,296         8,480
   Other invested assets                                   66,875        97,536
                                                      --------------------------
Total investments                                       4,868,193     5,282,366

Accrued investment income                                  39,105        45,367
Collateral held for securities lending                    105,270       179,868
Accounts receivable                                        50,578        17,052
Income taxes receivable                                        --         3,705
Reinsurance recoverable                                   519,095       508,506
Property and equipment, net                                59,436        60,106
Deferred policy acquisition costs                         346,842       463,607
Deferred sales inducement costs                           118,887       103,094
Goodwill and other intangible assets                        3,156            --
Other assets                                              107,368       103,841
Separate account assets                                 6,939,072     6,502,869
                                                      --------------------------
Total assets                                          $13,157,002   $13,270,381
                                                      ==========================

                                                             December 31
                                                          2007          2006
                                                      --------------------------
                                                            (In Thousands,
                                                         Except Share Amounts)
Liabilities and stockholder's equity
Liabilities:
   Policy reserves and annuity account values         $ 5,308,171   $ 5,514,176
   Policy and contract claims                               4,165         4,223
   Other policyholder funds                                18,093        18,439
   Accounts payable and accrued expenses                   20,006        64,925
   Income taxes payable                                     4,175            --
   Deferred income tax liability                           47,951        91,689
   Long-term debt                                         150,000       150,000
   Mortgage debt                                           42,334        44,004
   Securities lending obligation                          105,270       179,868
   Other liabilities                                       21,429        18,647
   Separate account liabilities                         6,939,072     6,502,869
                                                      --------------------------
Total liabilities                                      12,660,666    12,588,840

Stockholder's equity:
   Common stock, $10 par value, 1,000,000 shares
      authorized, 700,000 issued and outstanding            7,000         7,000
   Additional paid-in capital                              43,631        43,631
   Accumulated other comprehensive loss                  (198,321)      (21,931)
   Retained earnings                                      644,026       652,841
                                                      --------------------------
Total stockholder's equity                                496,336       681,541

                                                      --------------------------
Total liabilities and stockholder's equity            $13,157,002   $13,270,381
                                                      ==========================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                        Consolidated Statements of Income

                                                             Year Ended December 31
                                                         2007         2006         2005
                                                      ------------------------------------
                                                                 (In Thousands)
Revenues:
   Insurance premiums and other considerations        $   8,047    $   7,689    $   8,997
   Asset-based fees                                     163,161      152,940      131,622
   Other product charges                                 32,968       31,007       29,152
   Net investment income                                282,333      268,922      252,978
   Net realized/unrealized capital gains (losses)       (14,350)       2,542        2,342
   Other revenues                                        36,813       13,173       16,381
                                                      ------------------------------------
Total revenues                                          508,972      476,273      441,472

Benefits and expenses:
   Annuity benefits:
      Interest credited to account balances             204,983      199,383      175,876
      Benefits in excess of account balances             31,607       34,130       27,630
   Traditional life insurance benefits                      313         (704)       1,554
   Other benefits                                         2,693       (4,089)      (4,353)
                                                      ------------------------------------
   Total benefits                                       239,596      228,720      200,707

   Commissions and other operating expenses             137,412      109,167      103,931
   Amortization of deferred policy acquisition
      Costs                                              73,174       55,853       57,416
   Interest expense                                      15,670       14,862       14,968
   Other expenses                                         9,809        9,887        9,726
                                                      ------------------------------------
Total benefits and expenses                             475,661      418,489      386,748
                                                      ------------------------------------

Income before income tax (benefit) expense               33,311       57,784       54,724
Income tax (benefit) expense                             (5,901)      10,462        9,436
                                                      ------------------------------------
Net income                                            $  39,212    $  47,322    $  45,288
                                                      ====================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity

                                                                   Accumulated
                                                     Additional       Other
                                            Common    Paid-In     Comprehensive    Retained
                                            Stock     Capital     Income (Loss)    Earnings     Total
                                           -------------------------------------------------------------
                                                                   (In Thousands)
Balance at January 1, 2005                 $ 7,000   $   43,631   $      24,884   $ 638,231   $ 713,746
   Comprehensive income:
     Net income                                 --           --              --      45,288      45,288
     Other comprehensive loss, net              --           --         (27,847)         --     (27,847)
                                                                                              ----------
   Comprehensive income                                                                          17,441
   Dividends paid                               --           --              --     (38,000)    (38,000)
                                           -------------------------------------------------------------
Balance at December 31, 2005                 7,000       43,631          (2,963)    645,519     693,187
   Comprehensive income:
     Net income                                 --           --              --      47,322      47,322
     Other comprehensive loss, net              --           --         (18,968)         --     (18,968)
                                                                                              ----------
   Comprehensive income                                                                          28,354
   Dividends paid                               --           --              --     (40,000)    (40,000)
                                           -------------------------------------------------------------
Balance at December 31, 2006                 7,000       43,631         (21,931)    652,841     681,541
   Change in accounting for income taxes        --           --              --      (1,327)     (1,327)
   Comprehensive loss:
     Net income                                 --           --              --      39,212      39,212
     Other comprehensive loss, net              --           --        (176,390)         --    (176,390)
                                                                                              ----------
   Comprehensive loss                                                                          (137,178)
   Dividends paid                               --           --              --     (46,700)    (46,700)
                                           -------------------------------------------------------------
Balance at December 31, 2007               $ 7,000   $   43,631   $    (198,321)  $ 644,026   $ 496,336
                                           =============================================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                      Consolidated Statements of Cash Flows

                                                                                   Year Ended December 31
                                                                              2007         2006        2005
                                                                           -----------------------------------
                                                                                       (In Thousands)
Operating activities
Net income                                                                 $   39,212   $  47,322   $  45,288
Adjustments to reconcile net income to net cash and
   cash equivalents provided by operating activities:
     Net realized/unrealized capital (gains) losses                            14,350      (2,542)     (2,342)
     Depreciation and amortization                                              4,733       4,634       4,483
     Amortization of investment premiums and discounts                         (1,997)     10,137       7,388
     Annuity and interest-sensitive life products -
        interest credited to account balances                                 204,983     199,383     175,876
     Policy acquisition costs deferred                                        (80,528)    (85,308)    (77,268)
     Amortization of deferred policy acquisition costs                         73,174      55,853      57,416
     Sales inducement costs deferred                                          (32,978)    (36,838)    (30,676)
     Amortization of sales inducement costs                                    17,185      13,234      11,501
     Net sales of mutual funds, trading                                            --       9,018         532
     Other changes in operating assets and liabilities                        (70,356)      6,494      19,459
                                                                           -----------------------------------
Net cash and cash equivalents provided by operating activities                167,778     221,387     211,657

Investing activities
Sales, maturities, or repayments of investments:
   Bonds available-for-sale                                                   958,728     524,353     761,924
   Equity securities available-for-sale                                        82,054       2,815       9,533
   Bonds held-to-maturity                                                       3,585       3,332       8,557
   Mutual funds, other than trading                                                --      35,270      42,523
   Mortgage loans                                                                  --          --         646
   Other invested assets                                                       45,138       2,890      13,251
                                                                           -----------------------------------
                                                                            1,089,505     568,660     836,434
Acquisitions of investments:
   Bonds available-for-sale                                                  (330,821)   (515,608)   (878,879)
   Equity securities available-for-sale                                       (17,612)    (14,654)    (16,591)
   Mutual funds, other than trading                                                --        (793)    (36,401)
   Other invested assets                                                      (11,907)    (24,537)    (51,023)
                                                                           -----------------------------------
                                                                             (360,340)   (555,592)   (982,894)

Net purchases of property and equipment                                        (3,748)     (1,615)     (1,638)
Net purchases of goodwill and intangible assets                                (3,176)         --          --
Net purchases of short-term investments                                      (520,480)    (33,582)         --
Net (increase) decrease in policy loans                                         1,200      (5,532)     (3,173)
                                                                           -----------------------------------
Net cash and cash equivalents provided by (used in) investing activities      202,961     (27,661)   (151,271)

                     Security Benefit Life Insurance Company
                                And Subsidiaries

                Consolidated Statements of Cash Flows (continued)

                                                                     Year Ended December 31
                                                                 2007         2006        2005
                                                             ------------------------------------
                                                                         (In Thousands)
Financing activities
Payments on mortgage debt                                    $    (1,670)  $  (1,562)  $  (1,460)
Dividends paid                                                   (46,700)    (40,000)    (38,000)
Cash received on reinsurance of block of business                105,083          --          --
Deposits to annuity account balances                             607,083     554,400     634,893
Withdrawals from annuity account balances                     (1,021,142)   (727,941)   (624,113)
                                                             ------------------------------------
Net cash and cash equivalents used in financing activities      (357,346)   (215,103)    (28,680)
                                                             ------------------------------------

Increase (decrease) in cash and cash equivalents                  13,393     (21,377)     31,706
Cash and cash equivalents at beginning of year                    66,887      88,264      56,558
                                                             ------------------------------------
Cash and cash equivalents at end of year                     $    80,280   $  66,887   $  88,264
                                                             ====================================

Supplemental disclosures of cash flow information
Cash paid (recovered) during the year for:
   Interest                                                  $    15,584   $  14,846   $  15,210
                                                             ====================================

   Income taxes                                              $    (1,921)  $  (3,696)  $   9,322
                                                             ====================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels and act as a third-party administrator in the servicing of financial services products.

The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

Basis of Presentation

The consolidated financial statements include the operations and accounts of the Company and its subsidiaries, Security Investors, LLC (SI) (formerly Security Management Company, LLC) and Security Global Investors, LLC (see Note 10). Significant intercompany accounts and transactions have been eliminated in consolidation. The Company's ownership of SI was 90% at December 31, 2007 and 2006. Minority interest amounts held by SBC of $1,582,000 and $362,000 in the net income and members' equity of SI, respectively, are included in consolidated other expenses and other liabilities for the year ended December 31, 2007. As of December 31, 2006, minority interest amounts held by SBC of $1,593,000 and $241,000 in the net income and members' equity of SI, respectively, are included in consolidated other expenses and other liabilities.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect amounts reported and disclosed. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from those estimates.

Accounting Changes

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement of Financial Accounting Standard (SFAS) No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company adopted FIN 48 as of January 1, 2007, and recorded as a cumulative change in accounting principle an increase in the liability for unrecognized tax benefits and a decrease in beginning retained earnings of $1.3 million.

In September 2005, the Accounting Standards Executive Committee (AcSEC) issued Statement of Position (SOP) 05-01, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. SOP 05-01 provides clarifying guidance on accounting for deferred acquisition costs (DAC) and deferred sales inducement costs (DSIC) associated with an insurance or annuity contract that is significantly modified or internally replaced with another contract. Prior to the adoption, the Company accounted for many of these transactions as contract continuations and continued amortizing existing DAC and DSIC against revenue from the new or modified contract. Effective January 1, 2007, the Company adopted SOP 05-01 and these transactions are now being prospectively accounted for as contract terminations. Consistent with this, the Company now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-01, the Company did not record any cumulative change in accounting principle, and it did not result in a material increase to DAC and DSIC amortization in 2007.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise require bifurcation, if the holder irrevocably elects to account for the whole instrument on a fair value basis, and clarifies various aspects of SFAS No. 133 and SFAS No. 140 relating to derivative financial instruments and qualifying special-purpose entities holding derivative financial instruments. The Company adopted SFAS No. 155 as of January 1, 2007. The effect of adopting SFAS No. 155 was not material.

FASB Staff Position (FSP) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, was issued in November 2005 and nullifies certain provisions of Emerging Issues Task Force (EITF) 03-1. FSP FAS 115-1 and FAS 124-1 addresses (1) when an investment should be considered impaired, (2) whether an impairment should be deemed other than temporary, and (3) measuring an impairment loss. The effective date for FSP FAS 115-1 and FAS 124-1 was for the reporting periods that began after December 15, 2005. The adoption of FSP FAS 115-1 and FAS 124-1 did not have a material impact on the Company's consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures regarding fair value measurements. The statement applies whenever other standards require or permit that assets or liabilities be measured at fair value. The statement does not require new fair value measurements, but rather provides a definition and framework for measuring fair value that will result in greater consistency and comparability among financial statements prepared under GAAP. The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company is the fiscal period beginning January 1, 2008. The Company has not yet completed its assessment of the impact of SFAS No. 157.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective of SFAS No. 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No.159 requires entities to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 also establishes presentation and disclosure requirements. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. The Company has elected not to utilize the fair value option provided by SFAS No. 159.

Investments

Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of income as a component of net realized/unrealized capital gains (losses).

Equity securities include nonaffiliated mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of income as a component of net realized/unrealized capital gains (losses).

Mutual funds include affiliated mutual funds and seed money investments. Mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the consolidated statements of income as a component of net realized/unrealized capital gains (losses).

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, other-than-temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/unrealized capital gains (losses) in the consolidated statements of income.

Policy loans are reported at unpaid principal. Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $58.1 million and $84.7 million at December 31, 2007 and 2006, respectively. During 2007, 2006, and 2005, the Company included $3.6 million, $6.3 million, and $2.7 million, respectively, in net investment income representing the Company's share of current year net income of the unconsolidated entities. Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

In 2005, the Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

Derivatives

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value, regardless of the purpose or intent for holding the instrument.
Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder's equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income or loss net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

Deferred Policy Acquisition Costs

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs of the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate of 5%, of expected gross profits from investment (gross blended separate account return assumption of 7.5% for the years 2008 and thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized capital gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

Deferred Sales Inducement Costs

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Goodwill and Other Intangible Assets

In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, intangible assets meeting certain criteria are recognized apart from goodwill. SFAS No. 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its goodwill and indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                                        2007       2006
                                                       ------------------
                                                         (In Thousands)

      Land                                             $   450   $   450
      Land improvements                                    539       539
      Data processing equipment                            495       399
      Computer software                                 18,155    18,148
      Other                                              1,859     1,761
      Building                                          54,978    52,139
      Furniture                                          7,394     6,687
                                                       ------------------
                                                        83,870    80,123
      Less accumulated depreciation                     24,434    20,017
                                                       ------------------
                                                       $59,436   $60,106
                                                       ==================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company. During 2005, the lease was modified to increase the amount of office space leased to the FHLB. The remaining terms of the operating lease remain unchanged. Expected future minimum rents to be received from the FHLB at December 31, 2007, related to the noncancelable portion of the lease are $955,000 annually for years 2008 through 2012 and $4,220,000 thereafter.

Business Owned Life Insurance

The Company has invested in business owned life insurance. The investment is carried in other assets at net policy value of $78,350,000 and $74,089,000 at December 31, 2007 and 2006, respectively, with the change in value of $4,261,000, $3,390,000, and $3,310,000, for 2007, 2006, and 2005, respectively, recorded in other revenues.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

Policy Reserves and Annuity Account Values

Liabilities  for future  policy  benefits  for  traditional  life  products  are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2.8% to 10% during 2007, from 2.75% to 15% during 2006, and from 1.5% to 15% during 2005.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of income as a component of income tax expense, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available-for-sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenue from third-party administration of financial services products, included as a component of other revenues, is recorded as services are performed. Revenue on conversion contracts is recognized using the percentage of completion method based on costs incurred. Any anticipated losses on conversion contracts are charged to earnings when identified.

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2007 or 2006.

Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      Cash and cash equivalents and short-term investments: The carrying amounts
      reported  in  the  consolidated   balance  sheets  for  these  instruments
      approximate their fair values.

      Investment securities: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      Business owned life insurance: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

      Interest rate swaps: Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

      Policy loans: Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

      Investment-type insurance contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

      Long-term debt and mortgage debt: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

      Separate account assets and liabilities: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

Reclassifications

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2007 and 2006, is as follows:

                                                          December 31, 2007
                                         --------------------------------------------------
                                                         Gross        Gross
                                          Amortized   Unrealized   Unrealized      Fair
                                             Cost        Gains       Losses       Value
                                         --------------------------------------------------
                                                          (In Thousands)
Available-for-sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies           $  138,702   $      714   $      404   $  139,012
   Corporate securities                   2,231,264       19,017      225,425    2,024,856
   Mortgage-backed securities             1,665,952        7,190       15,984    1,657,158
   Asset-backed securities                  147,767          640       26,557      121,850
                                         --------------------------------------------------
Total bonds                              $4,183,685   $   27,561   $  268,370   $3,942,876
                                         ==================================================

Equity securities                        $  100,840   $      591   $    3,052   $   98,379
                                         ==================================================

Held-to-maturity
Bonds:
   Obligations of states and political
     subdivisions                        $    1,273   $       --   $       22   $    1,251
   Corporate securities                      29,188        1,942          139       30,991
                                         --------------------------------------------------
Total bonds                              $   30,461   $    1,942   $      161   $   32,242
                                         ==================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

                                                           December 31, 2006
                                         ---------------------------------------------------
                                                          Gross        Gross
                                          Amortized    Unrealized   Unrealized      Fair
                                             Cost         Gains       Losses       Value
                                         ---------------------------------------------------
                                                           (In Thousands)
Available-for-sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies           $   213,950   $       63   $    2,696   $   211,317
   Corporate securities                    2,609,395       23,346       34,947     2,597,794
   Mortgage-backed securities              1,880,200        3,408       30,330     1,853,278
   Asset-backed securities                   136,834          405        1,281       135,958
                                         ----------------------------------------------------
Total bonds                              $ 4,840,379   $   27,222   $   69,254   $ 4,798,347
                                         ====================================================

Equity securities                        $    85,205   $      380   $       20   $    85,565
                                         ====================================================

Held-to-maturity
Bonds:
   Obligations of states and political
     subdivisions                        $     1,634   $       --   $       72   $     1,562
   Corporate securities                       31,704        1,986           --        33,690
   Mortgage-backed securities                    150           --           --           150
                                         ----------------------------------------------------
Total bonds                              $    33,488   $    1,986   $       72   $    35,402
                                         ====================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                           Available-for-Sale         Held-to-Maturity
                                         -------------------------------------------------
                                         Amortized       Fair      Amortized      Fair
                                           Cost          Value        Cost        Value
                                         -------------------------------------------------
                                                          (In Thousands)
Due in one year or less                  $   76,440   $   76,206   $      551   $      554
Due after one year through five years       951,146      946,807       14,302       15,057
Due after five years through ten years      478,698      455,583       15,608       16,631
Due after ten years                         863,682      685,272           --           --
Mortgage-backed securities                1,665,952    1,657,158           --           --
Asset-backed securities                     147,767      121,850           --           --
                                         --------------------------------------------------
                                         $4,183,685   $3,942,876   $   30,461   $   32,242
                                         ==================================================

For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2007 and 2006, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                                                December 31, 2007
                                                ---------------------------------------------------------------------------------
                                                                              Greater Than or Equal
                                                   Less Than 12 Months            to 12 Months
                                                ----------------------------------------------------
                                                                  Gross                      Gross         Total     Total Gross
                                                   Carrying    Unrealized     Carrying    Unrealized     Carrying    Unrealized
                                                    Amount       Losses        Amount       Losses        Amount       Losses
                                                ---------------------------------------------------------------------------------
                                                                                  (In Thousands)
Fixed maturities, available-for-sale:
   U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $         --   $       --   $    74,995   $      404   $    74,995   $       404
   Corporate securities                              863,388      172,620       657,265       52,805     1,520,653       225,425
   Mortgage-backed securities                        295,137        4,692       778,624       11,292     1,073,761        15,984
   Asset-backed securities                            64,159       16,763        56,038        9,794       120,197        26,557
                                                ---------------------------------------------------------------------------------
Total fixed maturities, available-for-sale      $  1,222,684   $  194,075   $ 1,566,922   $   74,295   $ 2,789,606   $   268,370
                                                =================================================================================

Total equity securities, available-for-sale     $         --   $       --   $     3,052   $    3,052   $     3,052   $     3,052
                                                =================================================================================

Fixed maturities, held-to-maturity              $     11,105   $      139   $     1,260   $       22   $    12,365   $       161
                                                =================================================================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

                                                                                December 31, 2006
                                                ---------------------------------------------------------------------------------
                                                                              Greater Than or Equal
                                                   Less Than 12 Months            to 12 Months
                                                ----------------------------------------------------
                                                                  Gross                      Gross         Total     Total Gross
                                                   Carrying    Unrealized     Carrying    Unrealized     Carrying    Unrealized
                                                    Amount       Losses        Amount       Losses        Amount       Losses
                                                ---------------------------------------------------------------------------------
                                                                                  (In Thousands)
Fixed maturities, available-for-sale:
   U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $     34,059   $      366   $   171,944   $    2,330   $   206,003   $     2,696
   Corporate securities                              425,248        4,658       885,298       30,289     1,310,546        34,947
   Mortgage-backed securities                        325,654        2,701     1,243,987       27,629     1,569,641        30,330
   Asset-backed securities                            42,124          487        21,590          794        63,714         1,281
                                                ---------------------------------------------------------------------------------
Total fixed maturities, available-for-sale      $    827,085   $    8,212   $ 2,322,819   $   61,042   $ 3,149,904   $    69,254
                                                =================================================================================

Total equity securities, available-for-sale     $         --   $       --   $        20   $       20   $        20   $        20
                                                =================================================================================

Fixed maturities, held-to-maturity              $         --   $       --   $     1,634   $       72   $     1,634   $        72
                                                =================================================================================

As of December 31, 2007, the Company held $2,789.6 million in available-for-sale fixed maturity securities with unrealized losses of $268.4 million. The Company's portfolio consists of fixed maturity securities where 75% are investment grade (rated AAA through BBB-) with an average price of $91 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 305 securities with a carrying value of $1,222.7 million and unrealized losses of $194.1 million reflecting an average price of $86. Of this portfolio, 66% were investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $166.2 million. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. Deterioration in the subprime housing sector has resulted in illiquidity and limited market price discovery for those securities. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believed these losses to be temporary.

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 239 securities with a carrying value of $1,566.9 million and unrealized losses of $74.3 million. Of this portfolio, 87% were investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $67.1 million.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company closely monitors those securities where impairment concerns may exist. While the portfolio is in an unrealized loss position on these securities, all securities except those identified as previously impaired continue to make payments. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) the Company's ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that a security is deemed other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

At December 31, 2007, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other-than-temporary impairments, which are listed below by the length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below:

                                              December 31, 2007
                                     ------------------------------------
                                     Amortized   Unrealized    Estimated
                                       Cost         Loss      Fair Value
                                     ------------------------------------
                                                 (In Thousands)
   Less than 12 months:
      Corporate securities           $   2,496   $    1,265   $    1,231
      Asset-backed securities           46,367       34,735       11,632
                                     ------------------------------------
                                        48,863       36,000       12,863

   Greater than 12 months:
      Asset-backed securities            4,857        2,018        2,839
                                     ------------------------------------
                                         4,857        2,018        2,839
                                     ------------------------------------
   Total                             $  53,720   $   38,018   $   15,702
                                     ====================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The debt securities included on the watch list are concentrated with mortgage risk, including sub-prime risk, within CDO securities. The watch list includes 10 securities, of which 3 have been on the list for over 12 months. The combined fair value of the watch list securities was 29% of book value. This is in part due to a conservative position that management has taken relative to market prices for these securities in consideration of the current market conditions and the absence of actual market activity. Formal operating procedures relevant to the testing for impairment of asset-backed securities are followed when evaluating these holdings. Economic conditions, liquidity, cash flow, collateral sufficiency, and stable to improving operating performance are factors in analyzing such securities. Being current as to principal and interest are also factors considered in concluding if other-then-temporary impairment charges are necessary. Cash flow testing based on default and recovery rate assumptions is performed on securities that are deemed necessary due to market values and/or credit ratings. Upon review of the analysis and discussion, an exercise of judgment to determine the weight given to each factor and its influence on the security is performed to determine if a reduction in principal should occur. At present, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

Major categories of net investment income for the years ended December 31, 2007, 2006, and 2005, are summarized as follows:

                                              2007         2006         2005
                                           -------------------------------------
                                                       (In Thousands)

   Interest on bonds                       $ 254,298   $   259,507   $  244,493
   Dividends on equity securities              5,550         4,648        3,177
   Dividends on mutual funds                   2,038         3,387        2,106
   Interest on policy loans                    6,215         6,053        5,798
   Interest on short-term investments         10,607         4,133        2,797
   Other                                      12,012        (1,045)         272
                                           -------------------------------------
   Total investment income                   290,720       276,683      258,643

   Less investment expenses                    8,387         7,761        5,665
                                           -------------------------------------
   Net investment income                   $ 282,333   $   268,922   $  252,978
                                           =====================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of bonds and equity securities available-for-sale and related realized gains and losses for the years ended December 31, 2007, 2006, and 2005, are as follows:

                                              2007         2006         2005
                                           -------------------------------------
                                                       (In Thousands)

   Proceeds from sales                     $ 726,782   $   285,955   $  386,462
   Gross realized gains                        7,536         3,604        7,491
   Gross realized losses                       3,996         2,030        4,165

Net realized/unrealized capital gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2007, 2006, and 2005, consist of the following:

                                              2007         2006         2005
                                           -------------------------------------
                                                       (In Thousands)
   Realized gains (losses):
      Bonds                                $   3,540   $     1,574   $    2,532
      Equity securities                           --            --          794
      Mutual funds - trading                      --            --          616
      Mutual funds - other than trading           --            --           26
      Other                                       --             3           --
                                           -------------------------------------
   Total realized gains                        3,540         1,577        3,968

   Impairments:
      Bonds                                  (20,345)           --       (1,524)
                                           -------------------------------------
   Total impairments                         (20,345)           --       (1,524)

   Holding gains (losses):
      Mutual funds - trading                      --            --         (604)
      Mutual funds - other than trading        2,240         1,883        1,513
                                           -------------------------------------
   Total holding gains                         2,240         1,883          909
                                           -------------------------------------
                                             (14,565)        3,460        3,353
   Related impact on deferred policy
      acquisition costs                          215          (918)      (1,011)
                                           -------------------------------------
   Net realized/unrealized capital
      gains (losses)                       $ (14,350)  $     2,542   $    2,342
                                           =====================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

There were no outstanding agreements to sell securities at December 31, 2007 or 2006.

At December 31, 2007 the Company had approximately $1.6 billion in securities pledged as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 14), and the home office building (see
Note 15).

At December 31, 2007, bonds available-for-sale with a carrying amount of $3.9 million were held in joint custody with the Kansas Insurance Department to comply with statutory regulations.

Derivative Instruments

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has entered into several interest rate swap agreements to manage interest rate risk. The interest rate swap agreements effectively modify the Company's exposure to interest rate risk by converting certain of the Company's fixed rate liabilities to a floating rate based on LIBOR. These agreements involve the receipt of fixed rate amounts in exchange for floating rate interest payments over the life of the agreements without an exchange of the underlying principal amount. The notional amount of the swaps was $41.5 million at December 31, 2006. The liabilities had matured at December 31, 2007.

The Company also has interest rate swap agreements which effectively modify fixed rate bonds into floating rate investments based on LIBOR over the next ten years. The notional amounts of these swaps are $112 million at December 31, 2007 and 2006.

During the years ended December 31, 2007, 2006, and 2005, the Company recognized a net loss of $1,104,000, net gain of $296,000, and net gain of $709,000, respectively, related to the ineffective portion of its fair value hedges that has been included in net investment income in the consolidated statements of income.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Cash Flow Hedging Strategy

The Company has entered into interest rate swap agreements that effectively convert a portion of its floating rate liabilities to a fixed rate basis, thus reducing the impact of interest rate changes on future income. The swap agreements expired during 2005. During the year ended December 31, 2005, the Company recognized a gain of $251,000 related to the ineffective portion of these hedging instruments that has been included in net investment income in the consolidated statements of income.

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized capital gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. During the years ended December 31, 2007, 2006, and 2005, the Company realized a loss of $1.6 million, $14.6 million, and $7.9 million, respectively, on these futures contracts that has been included in net investment income in the consolidated statements of income. The Company held 817 and 375 futures contracts at December 31, 2007 and 2006, respectively.

3. Deferred Policy Acquisition Costs

The following table summarizes the components of DAC for the years ended December 31:

                                                            2007         2006
                                                         -----------------------
                                                             (In Thousands)

      Deferred policy acquisition costs                  $  380,236   $ 380,863
      Present value of future profits                        69,941      82,744
      Unearned premium liability                           (103,335)         --
                                                         -----------------------
      Balance at end of year                             $  346,842   $ 463,607
                                                         =======================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. Deferred Policy Acquisition Costs (continued)

An analysis of the DAC asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned premium liability) is presented below for the years ended December 31:

                                                            2007         2006
                                                         -----------------------
                                                             (In Thousands)

      Balance at beginning of year                       $  380,863   $ 330,794
         Cost deferred during the year                       80,528      85,308
         Amortized to expense during the year               (65,148)    (43,980)
         Effect of realized (gains) losses on
            amortization of deferred policy acquisition
            costs                                               215        (918)
         Effect of unrealized gains (losses)                (15,679)     10,836
         Other                                                 (543)     (1,177)
                                                         -----------------------
      Balance at end of year                             $  380,236   $ 380,863
                                                         =======================

Included in deferred policy acquisition costs in the consolidated balance sheets, the Present Value of Future Profits (PVFP) reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts. The PVFP relates to reinsurance assumed in 2000 and 2003.

PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

                                                            2007         2006
                                                         -----------------------
                                                             (In Thousands)

      Balance at beginning of year                       $   82,744   $  94,617
         Imputed interest                                     5,378       6,091
         Amortization                                       (18,181)    (17,964)
                                                         -----------------------
      Balance at end of year                             $   69,941   $  82,744
                                                         =======================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. Deferred Policy Acquisition Costs (continued)

Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 13.8% and 14.8% of the December 31, 2007, deferred policy acquisition cost balance in each of the years 2008 through 2012. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

As a result of the  reinsurance  transaction  entered into during 2007 (see Note
7), the Company recorded an unearned premium liability which is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned premium liability and related accumulated amortization are reported as a component of deferred policy acquisition costs on the consolidated balance sheets. An analysis of the unearned premium liability and associated amortization as of December 31, 2007, is presented as follows (in thousands):

      Unearned premium liability                                      $(108,113)
      Amortization                                                        4,778
                                                                      ----------
      Balance at end of year                                          $(103,335)
                                                                      ==========

4. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:

                                                            2007         2006
                                                         -----------------------
                                                             (In Thousands)

      Balance at beginning of year                       $  103,094   $  79,490
         Acquisition                                         32,978      36,838
         Amortization                                       (17,185)    (13,234)
                                                         -----------------------
      Balance at end of year                             $  118,887   $ 103,094
                                                         =======================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

                                                                 Unrealized
                                                               Gains (Losses)    Derivative
                                                               on Available-    Instruments
                                                                  for-Sale         Gains
                                                                 Securities       (Losses)       Total
                                                               -----------------------------------------
                                                                             (In Thousands)
Accumulated other comprehensive income (loss) at
   January 1, 2005                                               $   25,619     $      (735)  $   24,884
     Other comprehensive (loss) income:
       Unrealized losses on available-for-sale securities           (95,952)             --      (95,952)
       Change in fair value of derivatives                               --             494          494
       Gains reclassified into earnings from other
         comprehensive income                                         3,341              --        3,341
       Effect on deferred policy acquisition costs                   49,275              --       49,275
       Change in deferred income taxes                               15,168            (173)      14,995
                                                                 ----------------------------------------
     Total other comprehensive (loss) income                        (28,168)            321      (27,847)
                                                                 ----------------------------------------
Accumulated other comprehensive loss at
   December 31, 2005                                                 (2,549)           (414)      (2,963)
     Other comprehensive loss:
       Unrealized losses on available-for-sale securities           (34,771)             --      (34,771)
       Gains reclassified into earnings from other
         comprehensive loss                                           3,460              --        3,460
       Effect on deferred policy acquisition costs                   10,836              --       10,836
       Change in deferred income taxes                                1,507              --        1,507
                                                                 ----------------------------------------
     Total other comprehensive loss                                 (18,968)             --      (18,968)
                                                                 ----------------------------------------
Accumulated other comprehensive loss at
   December 31, 2006                                                (21,517)           (414)     (21,931)
     Other comprehensive loss:
       Unrealized losses on available-for-sale securities          (187,033)             --     (187,033)
       Losses reclassified into earnings from other
         comprehensive loss                                         (14,565)             --      (14,565)
       Effect on deferred policy acquisition costs                  (15,679)             --      (15,679)
       Change in deferred income taxes                               40,887              --       40,887
                                                                 ----------------------------------------
     Total other comprehensive loss                                (176,390)             --     (176,390)
                                                                 ----------------------------------------
Accumulated other comprehensive loss at
   December 31, 2007                                             $ (197,907)    $      (414)  $ (198,321)
                                                                 ========================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. Employee Benefit Plans

Substantially all employees of the Company are covered by a qualified, noncontributory defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service.

Effective July 31, 2007 the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee is not fully vested as of July 1, 2007, vesting service will continue until the employee is vested or employment ceases. This event has been accounted for as a plan curtailment by SBC. Concurrent with the curtailment of the defined benefit pension plan, the definition of pay under this plan was expanded to include bonuses (except for purposes of the profit-sharing contribution), and the Company match will be increased to 100% of the first 5% of pay. In addition, the Company will provide a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period.

Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary costs for all companies. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $1,492,000, $1,775,000, and $1,446,000 for 2007, 2006, and 2005, respectively.

The Company participates in a number of annual discretionary incentive compensation plans for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts. Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. Incentive compensation expense amounted to $5,267,000, $5,323,000, and $5,097,000 for 2007, 2006, and 2005, respectively.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. Reinsurance

Principal reinsurance assumed transactions for the years ended December 31, 2007, 2006, and 2005, are summarized as follows, with the majority of the reinsurance balances resulting from the 2003 and 2000 acquisitions of blocks of deferred annuity contracts:

                                                2007         2006        2005
                                              ----------------------------------
                                                        (In Thousands)

      Reinsurance assumed:
         Premiums received                    $  41,164   $  48,068   $  56,729
                                              ==================================
         Commissions paid                     $   3,412   $   3,769   $   4,389
                                              ==================================
         Claims paid                          $   8,486   $   7,077   $   9,354
                                              ==================================
         Surrenders paid                      $ 210,590   $ 232,485   $ 257,327
                                              ==================================

Principal reinsurance ceded transactions for the years ended December 31, 2007, 2006, and 2005, are summarized as follows, with the majority of the reinsurance balances resulting from the 2007 and 1997 transfers of the Company's life insurance business to another insurer:

                                                2007         2006        2005
                                              ----------------------------------
                                                        (In Thousands)

      Reinsurance ceded:
         Premiums paid                        $  75,378   $  35,317   $  36,440
                                              ==================================
         Commissions received                 $   3,272   $   3,028   $   3,238
                                              ==================================
         Claim recoveries                     $  20,629   $  21,725   $  23,966
                                              ==================================
         Surrenders paid                      $  58,888   $  13,283   $  12,951
                                              ==================================

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. Reinsurance (continued)

At December 31, 2007 and 2006, the Company has receivables totaling $519,095,000 and $508,506,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2007 and 2006, was $3.9 billion and $4.1 billion, respectively.

Effective October 1, 2007, the Company reinsured, through an 85% coinsurance of general account liabilities and an 85% modified coinsurance of separate account liabilities, a block of approximately 14,600 deferred annuity contracts with separate account balances of $1.3 billion. The Company received a reinsurance commission of $35.3 million in addition to other related items for a total unearned premium liability of $108.1 million, which has been deferred and is being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The Company has taken reserve credits of $3.5 million for general account liabilities reinsured at December 31, 2007, while separate account assets and liabilities continue to be reported on the books of the Company. The reserves were collateralized by assets of the reinsurer held in trust of $10.3 million.

8. Variable Annuity Contracts

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB) and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

      o Return of Premium Death Benefit provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

      o Reset provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's eighty-sixth birthday adjusted for withdrawals.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Note to Consolidated Financial Statements (continued)

8. Variable Annuity Contracts (continued)

      o Roll-Up Death Benefit provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

      o Step-Up Death Benefit provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four year, five year, or six year. For most contracts, its GMDB locks in at an age specified in the contract (this age varies by product).

      o Enhanced Death Benefit provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

      o Combo Death Benefit provides the greater of an annual step-up, roll-up death benefit, and/or enhanced death benefit.

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

                                        2007                                 2006
                          --------------------------------------------------------------------------
                                                   Weighted                               Weighted
                           Account   Net Amount     Average      Account   Net Amount     Average
                            Value     at Risk     Attained Age    Value     at Risk     Attained Age
                          --------------------------------------------------------------------------
                                                    (Dollars in Millions)
Return of premium         $  2,490     $    6          61        $ 2,919     $   15         62
Reset                          176          1          53            178          2         52
Roll-up                        667         13          59            712         57         58
Step-up                      4,400         64          62          4,869         56         61
Combo                          249         14          66            447         27         65
                          --------------------                   -------------------
Subtotal                     7,982         98          61          9,125        157         61

Enhanced                        --          7          66             --         21         65
                          --------------------                   -------------------
Total GMDB                $  7,982     $  105          61        $ 9,125     $  178         61
                          ====================                   ===================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

              Note to Consolidated Financial Statements (continued)

8. Variable Annuity Contracts (continued)

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2007 and 2006, was $5,019,000 and $4,674,000,
respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2007 and 2006, was $370,000 and $736,000, respectively.

The Company's GMDB and GMIB reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of excess payments divided by the present value of expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

The Company recalculates its GMDB and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of income as benefit expense. The Company regularly reviews the assumptions used in the GMDB and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be revisited. The Company's reserve calculation uses assumptions consistent with its deferred policy acquisition cost model.

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2007:

      o Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

      o     Mean long-term gross blended separate account growth rate of 7.5%.

      o     Equity volatility of 18%.

      o     Bond volatility of 5%.

      o     Mortality is 100% of Annuity 200 table.

      o Asset fees are equal to fund management fees and product loads (varies by product).

      o Discount rate is the long-term growth rate less asset fees (varies by product).

      o     Lapse rates vary by product and duration.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

              Note to Consolidated Financial Statements (continued)

9. Income Taxes

The Company files a consolidated life/non-life federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2004. The Internal
Revenue Service (IRS) is not currently examining any of SBMHC's federal tax returns. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

The Company adopted the provisions of FIN 48 on January 1, 2007, and recorded as a cumulative change in accounting principle an increase in the liability for unrecognized tax benefits and a decrease in beginning retained earnings of $1.3 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Balance at January 1, 2007                                                                $    5,102
   Additions based on tax positions related to current year                                    1,556
   Reductions as a result of a lapse of the applicable statute of limitations                 (1,181)
                                                                                          -----------
Balance at December 31, 2007                                                              $    5,477
                                                                                          ===========

As of December 31, 2007, the Company has $5.5 million of gross unrecognized tax benefits. If recognized, approximately $1.3 million would increase the Company's effective income tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded interest of $71,000 for the 12 months ended December 31, 2007, and recorded a liability at December 31, 2007, of $162,000.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

              Note to Consolidated Financial Statements (continued)

9. Income Taxes (continued)

Income tax expense (benefit) consists of the following for the years ended December 31, 2007, 2006, and 2005:

                                                           2007          2006         2005
                                                        --------------------------------------
                                                                     (In Thousands)
Current                                                 $     3,880   $    (3,296)  $   2,027
Deferred                                                     (9,781)       13,758       7,409
                                                        --------------------------------------
                                                        $    (5,901)  $    10,462   $   9,436
                                                        ======================================

The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income before income tax expense are as follows:

                                                            2007          2006        2005
                                                        --------------------------------------
                                                                     (In Thousands)
Federal income tax expense computed at statutory
   rate                                                 $    11,681   $    20,224   $  19,153
(Decreases) increases in taxes resulting from:
     Dividends received deduction                           (12,019)       (5,877)     (5,248)
     Credits                                                 (1,959)       (2,915)     (3,445)
     Other                                                   (3,604)         (970)     (1,024)
                                                        --------------------------------------
                                                        $    (5,901)  $    10,462   $   9,436
                                                        ======================================

Credits primarily include low-income housing tax credits and foreign tax credits. Other includes tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. Income Taxes (continued)

Net deferred income tax assets or liabilities consist of the following:

                                                            December 31
                                                         2007        2006
                                                      ----------------------
                                                          (In Thousands)
Deferred income tax assets:
   Future policy benefits                             $  50,355   $  76,081
   Deferred loss on investments                           1,504          --
   Deferred gain on life coinsurance agreement            2,457       2,948
   Net unrealized capital loss on investments            90,011      17,378
   Other                                                  4,709       3,251
                                                      ----------------------
Total deferred income tax assets                        149,036      99,658
Valuation allowance related to unrealized loss          (40,819)     (5,660)
                                                      ----------------------
Net deferred income tax assets                          108,217      93,998

Deferred income tax liabilities:
   Deferred policy acquisition costs                    141,422     171,877
   Depreciation                                           2,539       3,074
   Deferred gain on investment                               --       1,877
   Other                                                 12,207       8,859
                                                      ----------------------
Total deferred income tax liabilities                   156,168     185,687
                                                      ----------------------
Net deferred income tax liability                     $  47,951   $  91,689
                                                      ======================

SFAS No. 109, Accounting for Income Taxes, requires companies to determine whether a deferred income tax asset will be realized in future years and establish a valuation allowance for any portion of the deferred tax assets that it believes will not be realized. Included in deferred tax assets is a significant deferred tax asset relating to unrealized capital losses that have been recognized for financial statement purposes but not for tax return purposes. Under current U.S. federal income tax law, capital losses must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Based on the current situation, the Company does not believe it will be able, either through future operations or implementing tax planning strategies to generate sufficient capital gains to enable the Company to utilize all of its deferred tax assets related to the unrealized losses. Accordingly, a $40.8 million and $5.7 million valuation allowance for deferred tax assets was established as of December 31, 2007 and 2006, respectively.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

9. Income Taxes (continued)

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue final regulations with respect to certain computational aspects of the dividends received deduction (DRD) related to separate account assets held in connection with variable life insurance and annuity contracts of life insurance companies and added the project to the 2007-2008 Priority Guidance Plan. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope, and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that we receive. Management believes that is likely that any such regulations would apply prospectively only. For the year ended December 31, 2007, the Company recorded a benefit of approximately $9.4 million related to the current year's separate account DRD.

During 2006, deferred income tax assets related to credits carried over were sold to the parent, the ultimate filer of the tax return.

10. Business Combination

On June 15, 2007, the Company acquired Avera Global Partners, an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method, and 100% of the results since June 15, 2007, have been included in the consolidated financial statements. The acquisition provides the Company global asset management capabilities. The aggregate purchase price was $3.5 million. The following table summarizes the Company's initial allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets                                                    $   1,314
Fixed and other assets                                                   38
Intangible assets subject to amortization:
   Noncompetition agreements                                            280
Goodwill not subject to amortization                                  2,896
                                                                  ----------
                                                                      4,528
Current liabilities                                                  (1,063)
                                                                  ----------
Net assets acquired                                               $   3,465
                                                                  ==========

The goodwill will be deductible for income tax purposes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

11. Goodwill and Other Intangible Assets

An analysis of the goodwill and other intangible assets balances is presented below for the year ended December 31:

                                                          Other
                                                       Intangible
                                            Goodwill     Assets      Total
                                            ---------------------------------
                                                     (In Thousands)

Balance at January 1, 2007                  $     --    $     --    $     --
   Acquisition                                 2,896         280       3,176
   Amortization                                   --         (20)        (20)
                                            ---------------------------------
Balance at December 31, 2007                $  2,896    $    260    $  3,156
                                            =================================

The  intangible   asset  subject  to  amortization   includes  a  noncompetition
agreement. Amortization is straight-line over seven years. Impairment of the goodwill and intangibles will be evaluated annually.

The estimated amortization for the years ending December 31, 2008 through December 31, 2012, is $200,000, or $40,000 per year for each respective year-end.

12. Condensed Fair Value Information

SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

12. Condensed Fair Value Information (continued)

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                              December 31, 2007           December 31, 2006
                                          ------------------------------------------------------
                                            Carrying        Fair        Carrying        Fair
                                             Amount        Value         Amount        Value
                                          ------------------------------------------------------
                                                              (In Thousands)
Bonds (Note 2)                            $ 3,973,337   $ 3,975,118   $ 4,831,835   $ 4,833,749
Equity securities (Note 2)                     98,379        98,379        85,565        85,565
Mutual funds                                   12,912        12,912        90,749        90,749
Policy loans                                  100,114       100,683       101,314       101,844
Business owned life insurance                  78,350        78,350        74,089        74,089
Separate account assets                     6,939,072     6,939,072     6,502,869     6,502,869
Supplementary contracts without life
   contingencies                              (15,064)      (17,591)      (16,503)      (18,093)
Individual and group annuities             (4,546,544)   (4,333,465)   (4,728,930)   (4,515,059)
Long-term debt                               (150,000)     (160,211)     (150,000)     (166,920)
Mortgage debt                                 (42,334)      (44,930)      (44,004)      (46,846)
Interest rate swaps                            (2,561)       (2,561)          952           952
Separate account liabilities               (6,939,072)   (6,939,072)   (6,502,869)   (6,502,869)

13. Commitments and Contingencies

The Company leases office space under several operating lease agreements. The leases contain escalation clauses which vary, but average at a rate of 2%. Total expense for all operating leases amounted to $134,000 during 2007.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

13. Commitments and Contingencies (continued)

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $13.5 million and $21.2 million at December 31, 2007 and 2006, respectively, over the next few years as required by the general partner.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2007 and 2006, the Company has reserved $1,800,000 and $1,465,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

14. Long-Term Debt

At December 31, 2007, the Company has access to a $143 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (4.25% at December 31, 2007). The Company had no borrowings under this line of credit at December 31, 2007. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by the FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2007.

The Company has outstanding surplus notes of $150 million at December 31, 2007 and 2006. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

15. Mortgage Debt

The primary mortgage financing for the Company's home office property was arranged through the FHLB, which also occupies a portion of the premises.
Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that it presently occupies (see Note 1).

The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $79,616 applicable to the portion of the building leased to the FHLB. The monthly payments applicable to the portion of the building leased to the FHLB increased by $16,800 in 2005 due to the modified lease agreement (see Note 1). The financing is collateralized by a first mortgage on the premises and $25 million of other marketable securities. At December 31, 2007, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

      2008                                  $   1,786
      2009                                      1,909
      2010                                      2,042
      2011                                      2,184
      2012                                      2,537
      Thereafter                               31,876
                                            ---------
                                            $  42,334
                                            =========

16. Related-Party Transactions

The Company owns shares of affiliated mutual funds managed by SI with net asset values totaling $10,759,000 and $88,565,000 at December 31, 2007 and 2006,
respectively.

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or repayment penalty. The principal balance at December 31, 2007, was $40,000,000.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

16. Related-Party Transactions (continued)

The Company paid $53,878,000 and $55,160,000 in 2007 and 2006, respectively, to affiliates for providing management, investment, and administrative services. The Company has a payable to its affiliates of $140,620 and $6,248,000 for the years ended December 31, 2007 and 2006, respectively.

The Company paid $46,700,000,  $40,000,000,  and $38,000,000 in dividends to SBC in 2007, 2006, and 2005, respectively.

The Company writes conversion and third-party administration contracts on behalf of se(2), inc. (se(2)), an affiliate. Accordingly, all of the revenue is collected by the Company. The Company paid $19,281,000 to se(2) during 2007 for administrative services related to these contracts. A management agreement is in place in which the Company reimburses se(2) for expenses incurred by se(2) directly applicable to providing administration and conversion support for these contracts.

17. Statutory Financial Information

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance
Department has the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Statutory capital and surplus of the insurance operations were $604,938,000 and $574,719,000 at December 31, 2007 and 2006, respectively. Statutory net income of the insurance operations was $19,138,000, $38,890,000, and $36,079,000 for the years ended December 31, 2007, 2006, and 2005, respectively.

The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

18. Subsequent Event

On June 28, 2007, the Company and its parent, SBC, entered into a purchase agreement to acquire 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex).

Rydex is an investment management firm that principally sponsors, advises and manages non-traditional, quantitative-oriented open-end mutual funds and exchange traded funds (Rydex Funds) that cover a wide range of traditional and alternative asset classes. Shares of the Rydex Funds are sold through registered investment advisors and broker/dealers, other institutional financial intermediaries, including insurance companies, and directly to retail investors. Rydex also offers its registered investment advisor clients turnkey brokerage, custody, and back office products and services. In addition, Rydex offers its investment clients the ability to engage in intraday trading within the Rydex Funds. This feature is made possible by proprietary trading techniques which allow Rydex to actively and efficiently manage cash inflows and outflows within the funds on a real-time basis. As a result of the systems' capabilities, the process has become automated, scaleable, and cost-effective, with only negligible marginal costs incurred with increased trading volume. Rydex currently manages 61 open-end mutual funds, 55 variable trust subaccounts and 25 exchange traded funds, with approximately $16 billion of assets under management. The business of the Company and Rydex are closely related and will afford the combined companies benefits associated with marketing and managing products and scale of operations. The value of Rydex was determined based upon an independent appraisal and multiples of assets under management.

The transaction was effective and closed on January 17, 2008, with the aggregate purchase price of $752.1 million and estimated expenses of $14.5 million (net assets acquired of $766.6 million). The acquisition is expected to be financed by cash on hand and debt of $250 million. The sellers are financing $243.4 million on an interim basis with payments of $124.4 million and $127.1 million (including interest at 9%) due on April 17, 2008, and July 17, 2008, respectively. The Company's parent, SBC, anticipates issuing debt in the amount of $250 million to cover these payments.

                    Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

18. Subsequent Event (continued)

The following table summarizes the company's initial allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):

   Current assets                                               $   46,900
   Fixed and other assets                                            4,800
   Intangible assets not subject to amortization:
     Management contracts                                          336,000
     Trade name                                                    240,000
   Intangible assets subject to amortization:
     Processes and technology                                       59,000
     Noncompetition agreements                                      20,000
   Goodwill not subject to amortization                             81,600
                                                                -----------
                                                                   788,300
   Current liabilities                                             (21,700)
                                                                -----------
   Net assets acquired                                          $  766,600
                                                                ===========

The weighted average amortization period is 8.7 years for the intangible assets subject to amortization. Goodwill will be deductible for income tax purposes.

On January 7, 2008, the Company acquired through an asset purchase an asset management business primarily involved in the management of large- and mid-cap growth assets. The team manages approximately $475 million in assets for institutional and retail clients. The acquisition will enhance the Company's asset management expertise in the area of large- and mid-cap growth assets. The aggregate purchase price was $500,000 and the acquisition will be accounted for using the purchase method. The allocation of the purchase price to the fair value of assets and liabilities acquired has not been completed at this time. It is expected that any goodwill will be tax deductible.

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     a.   Financial Statements

          The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007; and (2) the audited financial statements for the Variflex Separate Account at December 31, 2007, and for each of the specified periods ended December 31, 2007, or for portions of such periods as disclosed in the financial statements.

     b.   Exhibits

          (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(b)

          (2)  Not Applicable

          (3)  (a)  Facilities Agreement(u)

               (b)  SBL Variable Products Sales Agreement(g)

               (c) SBL Variable Products Schedule of Commissions Variflex - Variable Annuity(f)

               (d)  SBL Variable Products Schedule of Asset-Based Commissions(f)

               (e)  Marketing Organization Agreement(u)

               (f) SBL Variable Products Variflex Variable Annuity Commission Schedule(f)

               (g) Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)

               (h)  Distribution Agreement(u)

          (4)  (a)  Individual Contract (Form V6023 1-98)(b)

               (b)  Individual Contract-Unisex (Form V6023 1-98U)(b)

               (c)  Group Allocated Contract (Form GV6023 1-98)(b)

               (d)  Group Allocated Contract-Unisex (Form GV6023 1-98U)(b)

               (e)  Group Certificate (Form GVC6023 1-98)(b)

               (f)  Group Certificate-Unisex (Form GVC6023 1-98U)(b)

               (g)  Group Unallocated Contract (Form GV6317 2-88)(a)

               (h)  Loan Endorsement (Form V6066 10-00)(h)

               (i)  Group Loan Provision Certificate (Form GV6821 L-4 1-97)(a)

               (j) Individual Stepped-Up Death Benefit Endorsement (Form V6050 3-96)(a)

               (k) Group Stepped-Up Death Benefit Endorsement (Form V6050A 3-96)(a)

               (l) Group Stepped-Up Death Benefit Certificate (Form V6050C 3-96)(a)

               (m)  Individual Withdrawal Charge Waiver (Form V6051 3-96)(a)

               (n)  Group Withdrawal Charge Waiver (Form GV6051 3-96)(a)

               (o) Group Withdrawal Charge Waiver Certificate (Form GV6051C 3-96)(a)

               (p)  Group and Individual IRA Endorsement (Form 4453C-5 R9-96)(a)

               (q)  SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(k)

               (r)  TSA Endorsement (Form V6101 (9-05))(n)

               (s)  457 Endorsement (Form V6054 2-98)(c)

               (t)  403(a) Endorsement (Form V6057 10-98)(d)

               (u)  Roth IRA Endorsement (Form V6851A R9-03)(k)

               (v)  Method for Deductions Endorsement (Form V6071 3-01)(f)

               (w)  Texas Optional Retirement Plan Rider (Form V6932G 7-00)(f)

               (x)  Traditional IRA Endorsement (Form V6849A R9-03)(k)

               (y)  Terminal Illness (Form V6051 TI 2-97)(i)

               (z)  Endorsement Non-Qualified (Form V6822 1-85)(i)

          (5)  (a)  Group and Individual Application (Form V7567 (9-05))(q)

               (b)  Group Enrollment (Form GV7581 1-98)(e)

          (6)  (a)  Composite of Articles of Incorporation of SBL(j)

               (b)  Bylaws of SBL(u)

          (7)  Not Applicable

          (8)  (a)  Participation Agreement - AIM(q)

                    (i)  Amendment Number 1(q)

                    (ii) Amendment Number 2(q)

                    (iii) Amendment Number 3(r)

               (b)  Participation Agreement - American Century

               (c)  Participation Agreement - Dreyfus(q)

                    (i)  Amendment Number 1(q)

               (d) Participation Agreement - Legg Mason (Citigroup Global Markets, Inc.)

               (e)  Participation Agreement - MFS(R)(o)

               (f)  Participation Agreement - Neuberger Berman - AMT Funds(q)

                    (i)  Amendment Number 1(q)

                    (ii) Amendment Number 2(q)

               (g)  Participation Agreement - Oppenheimer

               (h)  Participation Agreement - PIMCO(l)

                    (i)  Amendment Number 1(r)

                    (ii) Amendment Number 2(r)

                    (iii) Amendment Number 3(r)

                    (iv) Amendment Number 4(r)

               (i)  Participation Agreement - Royce(q)

               (j)  Participation Agreement - Rydex(p)

                    (i)  Amendment Number 1(p)

                    (ii) Amendment Number 2(p)

                    (iii) Amendment Number 3(p)

                    (iv) Amendment Number 4(p)

                    (v)  Amendment Number 5(p)

                    (vi) Amendment Number 6(r)

               (k)  Participation Agreement - Van Kampen LIT(q)

                    (i)  Amendment Number 1(r)

               (l)  Participation Agreement - Van Kampen UIF (Morgan Stanley)(o)

               (m)  Information Sharing Agreement - AIM(s)

               (n)  Information Sharing Agreement - American Century(s)

               (o)  Information Sharing Agreement - Dreyfus(s)

               (p)  Information Sharing Agreement - Legg Mason(s)

               (q)  Information Sharing Agreement - MFS(s)

               (r)  Information Sharing Agreement - Neuberger Berman(s)

               (s)  Information Sharing Agreement - Oppenheimer(s)

               (t)  Information Sharing Agreement - PIMCO(s)

               (u)  Information Sharing Agreement - Royce(s)

               (v)  Information Sharing Agreement - Rydex(s)

               (w)  Information Sharing Agreement - Van Kampen(s)

               (x)  Information Sharing Agreement - Security Funds(t)

          (9)  Opinion of Counsel(f)

          (10) (a)  Consent of Independent Registered Public Accounting Firm

               (b)  Consent of Counsel

          (11) Not Applicable

          (12) Not Applicable

(a) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1997).

(b) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed August 17, 1998).

(c) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1998).

(d) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(e) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).

(f) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001).

(g) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(h) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(i) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 8, 2002).

(j) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(k) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).

(m) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(n) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(o) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(p) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(q) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(r) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(s) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).

(t) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(u) Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

Item 25.  Directors and Officers of the Depositor

Name and Principal
 Business Address           Positions and Offices with Depositor
------------------          ------------------------------------

Kris A. Robbins*            President, Chief Executive Officer and Director
Thomas A. Swank*            Senior Vice President, Chief Operating Officer and Director
J. Michael Keefer*          Senior Vice President, General Counsel, Secretary and Director
David J. Keith*             Senior Vice President and Chief Information Officer
Kalman Bakk, Jr.*           Senior Vice President and Director
Amy J. Lee*                 Vice President, Associate General Counsel, and Assistant Secretary
Thomas R. Kaehr*            Vice President, Controller and Treasurer
Carmen R. Hill*             Assistant Vice President and Chief Compliance Officer


*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

          The Depositor, Security Benefit Life Insurance Company ("SBL"), is controlled by Security Benefit Corporation through the ownership of all of SBL's issued and outstanding shares of common stock. Security Benefit Corporation, is wholly-owned by Security Benefit Mutual Holding Company ("SBMHC"), which in turn is controlled by SBL policyholders. As of December 31, 2007, no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

          The following chart indicates the persons controlled by or under common control with Variflex or SBL:


                                                                               Percent of Voting
                                                                               Securities Owned
                                                        Jurisdiction of            by SBMHC
                        Name                             Incorporation     (directly or indirectly)
                        ----                             -------------     ------------------------

Security Benefit Mutual Holding Company (Holding            Kansas                    ---
Company)

Security Benefit Corporation (Holding Company)              Kansas                   100%

Security Benefit Life Insurance Company (Stock Life         Kansas                   100%
Insurance Company)

Security Investors, LLC (Investment Adviser)                Kansas                   100%

Security Distributors, Inc. (Broker/Dealer,                 Kansas                   100%
Principal Underwriter of Mutual Funds)

se(2), inc. (Third Party Administrator)                     Kansas                   100%

Security Benefit Academy, Inc. (Daycare Company)            Kansas                   100%

Security Financial Resources, Inc.                          Kansas                   100%
(Financial Services)

Security Financial Resources Collective Investments,       Delaware                  100%
LLC (Private Fund)

First Security Benefit Life Insurance and Annuity          New York                  100%
Company of New York
(Stock Life Insurance Company)

Brecek & Young Advisors, Inc.                             California                 100%

Brecek & Young Financial Services Group of Montana,         Montana                  100%
Inc.

Brecek & Young Financial Group Insurance Agency of           Texas                   100%
Texas, Inc.

Security Global Investors, LLC (Investment Adviser)         Kansas                   100%

Rydex Holdings, LLC (Kansas Holding Company)                Kansas                   100%

Rydex Distributors, Inc. (Broker-Dealer/Underwriter)       Maryland                  100%

Padco Advisors, Inc. (Investment Adviser)                  Maryland                  100%



                                                                               Percent of Voting
                                                                               Securities Owned
                                                        Jurisdiction of            by SBMHC
                        Name                             Incorporation     (directly or indirectly)
                        ----                             -------------     ------------------------
Padco Advisor II, Inc. (Investment Adviser)                Maryland                  100%

Rydex Fund Services, Inc.                                  Maryland                  100%

Advisor Research Center, Inc.                              Maryland                  100%

Rydex Capital Partners Equity Market  Neutral Fund,        Delaware                  100%
LP

Rydex Advisory Services, LLC                               Maryland                  100%

Rydex Specialized Products, LLC                            Maryland                  100%



          SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III and IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account (Varilife and
          SEB), SBL Variable Annuity Account VIII (Variflex Extra Credit, Variflex LS and Variflex Signature), SBL Variable Annuity Account XIV (AdvanceDesigns, AdvisorDesigns, AEA Valuebuilder, EliteDesigns, NEA Valuebuilder, NEA Valuebuilder Retirement Income Director, SecureDesigns, Security Benefit Advisor), SBL Variable Annuity Account XI, SBL Variable Annuity Account XVII (ClassicStrategies and ThirdFed), T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them. In addition, certain of the separate accounts invest in shares of SBL Fund, a "series" type mutual fund registered under the Investment Company Act of 1940. An affiliate of SBL serves as investment advisor to SBL Fund. The purchasers of SBL's variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.  Number of Contractowners

          As of February 29, 2008, there were 67,704 owners of the Qualified Contracts and 15,974 owners of the Non-Qualified Contracts issued under the Variflex Separate Account.

Item 28.  Indemnification

          The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

          The Articles of Incorporation include the following provision:

               (a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director
          (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

               (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

   (a)(1) Security Distributors, Inc. ("SDI"), an affiliate of SBL, acts as principal underwriter for:

          SBL Variable Annuity Account I
          SBL Variable Annuity Account III
          SBL Variable Annuity Account IV
          Security Varilife Separate Account (Security Elite Benefit) Security Varilife Separate Account (Security Varilife)
          SBL Variable Life Insurance Account (Varilife)
          Variable Annuity Account IX
          Account XVI
          Parkstone Advantage Variable Annuity

          Variflex Separate Account (Variflex)
          Variflex Separate Account (Variflex ES)

          Variable Annuity Account VIII (Variflex Extra Credit)
          Variable Annuity Account VIII (Variflex LS)
          Variable Annuity Account VIII (Variflex Signature)
          Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity) SBL Variable Annuity Account XIV (AEA Variable Annuity)
          SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity) SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
          SBL Variable Annuity Account XIV (NEA Valuebuilder)

          SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income
            Director Variable Annuity)
          SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity) SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
            Annuity)
          SBL Variable Annuity Account XVII (Classic Strategies Variable
            Annuity)
          SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)

   (a)(2) SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

          Variable Annuity Account A (AdvisorDesigns Variable Annuity) Variable Annuity Account A (EliteDesigns Variable Annuity) Variable Annuity Account B (SecureDesigns Variable Annuity) Variable Annuity Account B (AdvanceDesigns Variable Annuity)

   (a)(3) SDI acts as principal underwriter for the following funds:

          Security Equity Fund
          Security Income Fund
          Security Large Cap Value Fund
          Security Mid Cap Growth Fund
          SBL Fund
          Security Financial Resources Collective Investments, LLC

   (a)(4) SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

          Nationwide Multi-Flex Variable Account
          Nationwide Variable Account 9

   (b)       Name and Principal                       Position and Offices
             Business Address*                          with Underwriter
             -----------------                        --------------------

             Mark J. Carr                             President and Director

             James R. Schmank                         Vice President and Director

             Thomas R. Kaehr                          Treasurer

             Brenda M. Harwood                        Vice President, Assistant Treasurer and Director

             Amy J. Lee                               Secretary and Chief Compliance Officer

             Christopher D. Swickard                  Assistant Secretary

             Carmen R. Hill                           Assistant Vice President

             Dale W. Martin, Jr.                      Director



          * For all persons listed the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001

             --------------------------------------------------------------------------------------------
   (c)                 (1)                     (2)                     (3)                  (4)
                     NAME OF             NET UNDERWRITING
                    PRINCIPAL             DISCOUNTS AND            COMPENSATION          BROKERAGE
                   UNDERWRITER             COMMISSIONS            ON REDEMPTION         COMMISSIONS
             --------------------------------------------------------------------------------------------
             Security Distributors,      $8,041,727.94(1)         $326,244.06(2)             $0
                      Inc.
             --------------------------------------------------------------------------------------------


          * SBL pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDI's ongoing operations

     1 SBL pays commissions to selling broker-dealers through SDI. This is the amount paid to SDI in connection with all Contracts sold through the Separate Account. SDI passes through to the selling broker-dealers all such amounts.

     2 A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract. This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to SBL.
--------------------------------------------------------------------------------

Item 30.  Location of Accounts and Records

          All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.  Management Services

          All management contracts are discussed in Part A or Part B.

Item 32.  Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

          (b) Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

          (d) Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

          (e) SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) - (4) of such no-action letter which are incorporated herein by reference.

          (f) Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 28th day of April 2008.

       Security Benefit Life Insurance Company (The Depositor)
       Variflex Separate Account (The Registrant)


By:                               /s/ KRIS A. ROBBINS
       -----------------------------------------------------------------------
       Kris A. Robbins, President, Chief Executive Officer and Director


By:                               /s/ THOMAS A. SWANK
       -----------------------------------------------------------------------
       Thomas A. Swank, Senior Vice President, Chief Operating Officer and Director


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 28, 2008.

                              SIGNATURES AND TITLES
                              ---------------------

By:                               /s/ KRIS A. ROBBINS
       -----------------------------------------------------------------------
       Kris A. Robbins, President, Chief Executive Officer and Director (principal executive officer)


By:                               /s/ THOMAS A. SWANK
       -----------------------------------------------------------------------
       Thomas A. Swank, Senior Vice President, Chief Operating Officer, and Director


By:                              /s/ J. MICHAEL KEEFER
       -----------------------------------------------------------------------
       J. Michael Keefer, Senior Vice President, General Counsel, Secretary and Director

By:                               /s/ THOMAS R. KAEHR
       -----------------------------------------------------------------------
       Thomas R. Kaehr, Vice President, Controller and Treasurer (chief accounting officer and chief financial officer)



By:                               /s/ KALMAN BAKK, JR
       -----------------------------------------------------------------------
       Kalman Bakk, Jr., Senior Vice President and Director

                                  EXHIBIT INDEX


  (1)   None

  (2)   None

  (3)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None

  (4)   (a)    None
        (b)    None
        (c)    None
        (d)    None
        (e)    None
        (f)    None
        (g)    None
        (h)    None
        (i)    None
        (j)    None
        (k)    None
        (l)    None
        (m)    None
        (n)    None
        (o)    None
        (p)    None
        (q)    None
        (r)    None
        (s)    None
        (t)    None
        (u)    None
        (v)    None
        (w)    None
        (x)    None
        (y)    None
        (z)    None

  (5)   (a)    None
        (b)    None

  (6)   (a)    None
        (b)    None

  (7)   one

  (8)   (a)    None
                (i)  None
                (ii) None
               (iii) None
        (b)    American Century Participation Agreement
        (c)    None
               (i)   None
        (d)    Legg Mason Participation Agreement
        (e)    None
        (f)    None
               (i)   None
               (ii)  None
        (g)    Oppenheimer Participation Agreement
        (h)    None
               (i)   None
               (ii)  None
               (iii) None
               (iv)  None
        (i)    None
        (j)    None
               (i)   None
               (ii)  None
               (iii) None
               (iv)  None
               (v)   None
               (vi)  None

        (k)    None
               (i)   None
        (l)    None
        (m)    None
        (n)    None
        (o)    None
        (p)    None
        (q)    None
        (r)    None
        (s)    None
        (t)    None
        (u)    None
        (v)    None
        (w)    None
        (x)    None
  (9)   None

 (10)   (a) Consent of Independent Registered Public Accounting Firm
        (b) Consent of Counsel

 (11)   None

 (12)   None